LOAN AND SECURITY AGREEMENT


                           $11,500,000 Credit Facility

           provided by CREDIT SUISSE FIRST BOSTON MORTGAGE CAPITAL LLC to

                          EASTERN RESORTS COMPANY, LLC





                              As of August 25, 1998


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                                TABLE OF CONTENTS


SECTION 1.  DEFINITION OF TERMS...............................................1
         1.1      Advance.....................................................1
         1.2      Affiliate...................................................1
         1.3      Agreement...................................................1
         1.4      Applicable Laws.............................................2
         1.5      Architect...................................................2
         1.6      Association.................................................2
         1.7      Base Rate...................................................2
         1.8      Borrower....................................................2
         1.9      Borrowing Base..............................................2
         1.10     Bridge Loan Credit Facility.................................2
         1.11     Business Day................................................2
         1.12     Closing Date................................................2
         1.13     Code........................................................2
         1.14     Collateral..................................................3
         1.15     Commitment..................................................5
         1.16     Common Areas................................................5
         1.17     Common Furnishings..........................................5
         1.18     Common Association..........................................5
         1.19     Condominium Declaration.....................................5
         1.20     Consumer Loan...............................................5
         1.21     Custodial Agreement.........................................5
         1.22     Custodian...................................................5
         1.23     Cut-Off Date................................................5
         1.24     Debtor Relief Laws..........................................5
         1.25     Declaration.................................................6
         1.26     Default.....................................................6
         1.27     Default Rate................................................6
         1.28     Eligible Note Receivable....................................6
         1.29     Encumbered Interval.........................................9
         1.30     Encumbered Personal Property................................9
         1.31     Environmental Laws.........................................10
         1.32     Event of Default...........................................10
         1.33     Exchange Company...........................................10
         1.34     Financial Statements.......................................10
         1.35     GAAP.......................................................11
         1.36     Guarantors.................................................11
         1.37     Guaranty...................................................11
         1.38     Hazardous Materials........................................11
         1.39     Hazardous Materials Indemnity Agreement....................11
         1.40     Improvements...............................................11


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                                       ii

         1.41     Interest Rate..............................................11
         1.42     Interval...................................................11
         1.43     Land.......................................................11
         1.44     Lien.......................................................12
         1.45     Loan.......................................................12
         1.46     Loan Documents.............................................12
         1.47     Lockbox Agent..............................................13
         1.48     Lockbox Agreement..........................................13
         1.49     Mandatory Prepayment.......................................13
         1.50     Maturity Date..............................................13
         1.51     Minimum Monthly Interest Payment...........................13
         1.52     Minimum Net Worth Requirement..............................13
         1.53     Minimum Quarterly Net Income Requirement...................13
         1.54     Mortgage Component.........................................14
         1.55     Mortgage Component Advance.................................14
         1.56     Mortgage Note..............................................14
         1.57     Mortgage Payment Guaranty..................................14
         1.58     Mortgaged Real Property....................................14
         1.59     Note Receivable............................................14
         1.60     Obligations................................................14
         1.61     Payment Authorization Agreement............................15
         1.62     Permitted Liens and Encumbrances...........................15
         1.63     Person.....................................................15
         1.64     Phase I Environmental Inspection...........................15
         1.65     Plans......................................................15
         1.66     Pledged Note Receivable....................................16
         1.67     Purchase Agreement.........................................16
         1.68     Purchase Price.............................................16
         1.69     Purchaser..................................................16
         1.70     Receivables Component......................................16
         1.71     Receivables Component Advance..............................16
         1.72     Receivables Note...........................................16
         1.73     Receivables Payment Guaranty...............................16
         1.74     Resort.....................................................16
         1.75     RFI........................................................16
         1.76     Resort Condominium Regime..................................17
         1.77     Resort Mortgage............................................17
         1.78     Servicing Agent............................................17
         1.79     Servicing Agreement........................................17
         1.80     Survey.....................................................17
         1.81     Tangible Net Worth.........................................17
         1.82     Timeshare Association......................................17


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                                       iii

         1.83     Timeshare Construction Credit Facility.....................17
         1.84     Timeshare Declaration......................................17
         1.85     Timeshare Documents........................................18
         1.86     Timeshare Receivables Hypothecation Facility...............18
         1.87     Timeshare Receivables Purchase Facility....................18
         1.88     Title Insurance Company....................................18
         1.89     Title Policy...............................................18
         1.90     Unit.......................................................18
         1.91     Unit Release Fee...........................................18

SECTION 2.  THE LOAN.........................................................19
         2.1      Purposes...................................................19
         2.2      Advances...................................................19
         2.3      Interest Rate..............................................20
         2.4      Payments...................................................20
         2.5      Prepayments................................................22
         2.6      Guaranty...................................................23

SECTION 3.  COLLATERAL.......................................................23
         3.1      Grant of Security Interest.................................23
         3.2      Security Interest in All Pledged Notes Receivable..........23
         3.3      Financing Statements.......................................23
         3.4      Location of Collateral.....................................24
         3.5      Protection of Collateral; Reimbursement....................24
         3.6      Cross-Collateralization and Default........................25

SECTION 4.        CONDITIONS PRECEDENT TO CLOSING AND FUNDING
         PROCEDURES..........................................................25
         4.1      Conditions Precedent.......................................25
         4.2      Funding Procedures.........................................32

SECTION 5.        GENERAL REPRESENTATIONS AND WARRANTIES.....................36
         5.1      Organization, Standing, Qualification......................36
         5.2      Organization, Standing, Qualification......................36
         5.3      Authorization, Enforceability, Etc.........................37
         5.4      Financial Statements and Business Condition................38
         5.5      Taxes......................................................39
         5.6      Title to Collateral and Other Properties; Prior Liens......39
         5.7      Subsidiaries, Affiliates, and Capital Structure............39
         5.8      Litigation, Proceedings, Etc...............................39
         5.9      Licenses, Permits, Etc.....................................40
         5.10     Environmental Matters......................................40


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                                       iv

         5.11     Full Disclosure............................................40
         5.12     Use of Proceeds/Margin Stock...............................41
         5.13     No Defaults................................................41
         5.14     Restrictions on Borrower and Guarantors....................41
         5.15     Broker's Fee...............................................41
         5.16     Tax Identification/Social Security Numbers.................41
         5.17     Legal Compliance...........................................42
         5.18     Deferred Compensation Plans................................42
         5.19     Labor Relations............................................43
         5.20     Resort.....................................................43
         5.21     Timeshare Documents and Reports............................44
         5.22     Operating Contracts........................................44
         5.23     Reliance by Lender.........................................44

SECTION 6.        COVENANTS..................................................45
         6.1      Affirmative Covenants......................................45
         6.2      Negative Covenants.........................................56
         6.3      Minimum Net Worth Requirement; Minimum Quarterly Net
                  Income Requirement.........................................61

SECTION 7.        EVENTS OF DEFAULT..........................................61
         7.1      Payment Default............................................61
         7.2      Covenant Defaults..........................................61
         7.3      Warranties or Representations..............................61
         7.4      Enforceabilty..............................................62
         7.5      Insolvency.................................................62
         7.6      Involuntary Proceedings....................................62
         7.7      Voluntary Proceedings......................................62
         7.8      Attachment; Judgment; Tax Liens............................62
         7.9      Going Concern Reference....................................62
         7.10     Failure to Deposit Proceeds................................62
         7.11     Removal of Collateral......................................63
         7.12     Other Defaults.............................................63
         7.13     Material Adverse Change....................................63
         7.14     Minimum Net Worth Requirement..............................63
         7.15     Minimum Quarterly Net Income Requirement...................63
         7.16     Default by Borrower in Other Agreements....................63
         7.17     Violation of Negative Covenants............................63
         7.18     Attachment; Judgment; Tax Liens............................63
         7.19     Declarations...............................................63
         7.20     Transfer of Property.......................................63
         7.21     Lien Against Resort........................................64


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                                        v

         7.22     Title......................................................64
         7.23     Loss of License............................................64
         7.24     Suspension of Sales........................................64
         7.25     Failure to Convey..........................................64
         7.26     Failure to Annex...........................................64

SECTION 8.        REMEDIES...................................................65
         8.1      Remedies Upon Default......................................65
         8.2      Notice of Sale.............................................69
         8.3      Application of Collateral; Termination of Agreements.......70
         8.4      Rights of Lender Regarding Collateral......................70
         8.5      Delegation of Duties and Rights............................71
         8.6      Lender Not in Control......................................71
         8.7      Waivers....................................................71
         8.8      Cumulative Rights..........................................72
         8.9      Expenditures by Lender.....................................72
         8.10     Diminution In Value of Collateral..........................72

SECTION 9.  CERTAIN RIGHTS OF LENDER.........................................72
         9.1      Protection of Collateral...................................72
         9.2      Performance by Lender......................................72
         9.3      No Liability of Lender.....................................73
         9.4      Right to Defend Action Affecting Security..................74
         9.5      Expenses...................................................74
         9.6      Lender's Right of Set-Off..................................74
         9.7      Right of Lender to Extend Time of Payment, Substitute,
                    Release Security, Etc....................................74
         9.8      Assignment of Lender's Interest............................74
         9.9      Notice to Purchaser........................................74
         9.10     Collection of the Notes....................................75
         9.11     Power of Attorney..........................................75
         9.12     Relief from Automatic Stay, Etc............................76
         9.13     Investigations and Inquiries...............................76
         9.14     Verification of Use........................................76

SECTION 10.  TERM OF AGREEMENT...............................................77

SECTION 11.  MISCELLANEOUS...................................................77
         11.1     Notices....................................................77
         11.2     Survival...................................................78
         11.3     Governing Law..............................................78
         11.4     Limitation on Interest.....................................78
         11.5     Invalid Provisions.........................................79


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                                       vi

         11.6     Successors and Assigns.....................................79
         11.7     Amendment..................................................81
         11.8     Counterparts;  Effectiveness...............................81
         11.9     Lender Not a Fiduciary.....................................81
         11.10    Release and Return of Notes Receivable.....................81
         11.11    Accounting Principles......................................81
         11.12    Entire Agreement...........................................81
         11.13    Litigation.................................................82
         11.14    Incorporation of Exhibits and Schedules....................82
         11.15    Consent to Advertising and Publicity.......................82
         11.16    Directly or Indirectly.....................................83
         11.17    Captions...................................................83
         11.18    Gender.....................................................83
         11.19    No Duty....................................................83
         11.20    Submissions................................................83
         11.21    Confidentiality............................................84
         11.22    Borrower's Acknowledgment..................................84



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                                       vii

                                LIST OF EXHIBITS


EXHIBIT "A"                         -                     Form of Custodial Agreement

EXHIBIT "B"                         -                     Form of Pledge and Assignment of Notes
                                                          Receivable and Purchase Agreements

EXHIBIT "C"                         -                     Form of Lockbox Agreement

EXHIBIT "D"                         -                     Permitted Liens and Encumbrances

EXHIBIT "E"                         -                     Form of Servicing Agreement

EXHIBIT "F"                         -                     List of Units for Which No Unit Release Fee is
                                                          Due Lender

EXHIBIT "G"                         -                     Form of Receivables Advance Request

EXHIBIT "H"                         -                     Description of Pending Litigation

EXHIBIT "I"                         -                     Forms of Borrowing Base Report and Other
                                                          Section 6.1(g) Reports


                           LOAN AND SECURITY AGREEMENT

                  THIS LOAN AND SECURITY AGREEMENT (the "Agreement") is made and entered into as of August 25, 1998, by and among EASTERN RESORTS COMPANY, LLC, a Rhode Island limited liability company ("Borrower"), EQUIVEST FINANCE, INC., a Florida corporation ("Equivest"), EASTERN RESORTS CORPORATION, a Delaware corporation ("ERC"), (Equivest and ERC are hereinafter collectively referred to as "Guarantors"), and CREDIT SUISSE FIRST BOSTON MORTGAGE CAPITAL LLC, a Delaware limited liability company ("Lender").

                  In consideration of the mutual covenants and agreements contained herein and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties to this Agreement, intending to be legally bound, hereby agree as follows:

SECTION 1.  DEFINITION OF TERMS

         The capitalized terms used in this Agreement are defined in this
Section 1. The definitions include the singular and plural forms of the terms defined.

         1.1 Advance. The Mortgage Component Advance and/or the Receivables Component Advance.

         1.2      Affiliate.

                  (a) Any shareholder, officer, director, general partner, or member of a Person; and

                  (b) Any Person that, directly or indirectly, through one (1) or more intermediaries, controls, is controlled by, or is under common control with the Person in question or for which any other Affiliate of such Person is an officer, director, shareholder, general partner, or member. For purposes of the definition of "Affiliate": (i) a Person that, either alone or pursuant to an arrangement or understanding with one (1) or more other Persons, (A) owns, controls, or has the power to vote (including by proxy) greater than fifty percent (50%) of any class of voting securities of a corporation or that determines in any manner the election or appointment of a majority of the directors thereof; or (B) has the power or practical ability to exercise a controlling influence over the management or policies of such corporation, shall be presumed to be in control of said corporation; and (ii) a Person shall be deemed to be in control of a Person other than a corporation if he or it, either alone or pursuant to an arrangement or understanding with one (1) or more other Persons, (A) owns, controls, or has the power to vote (including by proxy) greater than fifty percent (50%) of the equity or beneficial interest of such Person; or (B) has the power or practical ability to exercise a controlling influence over the management or policies of such Person.

         1.3 Agreement. This Loan and Security Agreement by and among Borrower, Guarantors, and Lender (including the exhibits and schedules hereto), as it may be amended and/or restated from time to time.


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                                        2

         1.4. Applicable Laws. Any and all federal, state, and local statutes, ordinances, rules, regulations, court orders and decrees, administrative orders and decrees, and other legal requirements of any and every conceivable type to which Borrower, any Guarantor, the Resort or any portion thereof, or all or any portion of the Collateral is or becomes subject from time to time, including but not limited to those governing the marketing and sale of Intervals at or with respect to the Resort, as the same have been or may in the future be amended from time to time.

         1.5 Architect. An architect who is duly licensed in the State of Rhode Island who is acceptable to Lender, in its sole discretion.

         1.6 Association. The Condominium Association and/or the Timeshare Association.

         1.7 Base Rate. On any given date, a fluctuating rate of interest equal to the interest rate per annum offered for three (3) month deposits in U.S. dollars in the London interbank market that appears on Telerate Page 3750 or such other page as may replace Page 3750 on that service or such other service or services as may be nominated by the British Bankers Association for the purpose of displaying such rate (collectively, "Telerate Page 3750") as of 9:00 a.m. New York time on the date in question (the "Libor Rate"); provided, however, that in the event that (i) more than one (1) such Libor Rate is published, then the average of such rates shall apply; or (ii) no such Libor Rate is published, then the Libor Rate shall be determined from such comparable financial reporting company as Lender, in its sole discretion, shall select.

         1.8 Borrower. Eastern Resorts Company, LLC, together with its successors and assigns.

         1.9 Borrowing Base. Ninety percent (90%) of the aggregate outstanding principal balance of all Eligible Notes Receivable pledged to Lender as partial security for the Receivables Component of the Loan as of the date in question.

         1.10 Bridge Loan Credit Facility. The $15,000,000 bridge loan as evidenced in part by that certain Loan and Security Agreement of even date herewith by and among Lender, Equivest, ERC, Borrower, and RFI, the proceeds of which will be used to finance the acquisition by Equivest of 100% of the capital stock of ERC.

         1.11 Business Day. Each day that is not a Saturday, Sunday, or a legal holiday under the laws of the State of New York or the United States.

         1.12     Closing Date.  The date of this Agreement.

         1.13 Code. The version of the Uniform Commercial Code in effect from time to time in the State of Rhode Island, the State of New York, and/or any other applicable jurisdiction, as amended from time to time.



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                                        3

         1.14     Collateral.

                  (a) All right, title, and interest of Borrower in and to the Mortgaged Real Property as described in the Resort Mortgage;

                  (b) Absolute and unconditional first priority Liens and security interests in and to all now owned or hereafter acquired right, title, and interest of Borrower in and to the Encumbered Intervals, together with all appurtenant rights and interests, including but not limited to appurtenant rights and interests in and to the Common Areas and Common Furnishings and all easement, license, and use rights in and to all facilities and amenities available for the use and enjoyment of Purchasers as described in the Timeshare Documents;

                  (c) Absolute and unconditional first priority Liens and security interests in and to any and all now owned or hereafter acquired right, title, and interest of Borrower in and to the Encumbered Personal Property, together with the cash and non-cash proceeds thereof;

                  (d) Absolute and unconditional first priority collateral assignments in and pledges of all now owned or hereafter acquired right, title, and interest of Borrower in and to all Pledged Notes Receivable, together with all accounts, chattel paper, and general intangibles related thereto and the cash and non-cash proceeds thereof;

                  (e) An absolute and unconditional first priority collateral assignment of any and all leases, subleases, licenses, concessions, entry fees, and other agreements that grant a possessory interest in and to, or the right to use, any Mortgaged Real Property, Encumbered Intervals, Encumbered Personal Property, or any portion thereof (collectively, the "Resort Leases");

                  (f) An absolute and unconditional first priority collateral assignment of all of the rents, revenues, income, proceeds, royalties, profits, and other amounts payable for using, leasing, licensing, possessing, operating from or in, or otherwise enjoying all or any portion of any Mortgaged Real Property, Encumbered Personal Property, or Encumbered Intervals, including, without limitation, that generated from hotel, restaurant, bar, or spa operations, damages received upon the occurrence of a default under any of the Resort Leases, and all proceeds payable under any policy of insurance covering loss of rents with respect thereto (collectively, the "Resort Income");

                  (g) An absolute and unconditional first priority collateral assignment of all other agreements to which Borrower or any Affiliate thereof is or becomes a party or holds any interest and which in any way relate to the design, construction, renovation, use, occupancy, maintenance, operation, or enjoyment of any Mortgaged Real Property, Encumbered Personal Property, or Encumbered Intervals, including but not limited to construction contracts, subcontractors' agreements, architects' contracts, utility contracts, maintenance agreements, management agreements, service contracts, employment agreements, payment and performance bonds, and any agreement guaranteeing the performance of the obligations contained in any of the foregoing agreements;

                  (h) An absolute and unconditional first priority collateral assignment of Borrower's entire right, title, and interest in and to all Plans, all agreements for the furnishing of architectural, engineering, and/or design services, and all construction contracts and other agreements for the furnishing of labor and/or materials in connection with the development and construction of all or any portion of the Resort;

                  (i) An absolute and unconditional first priority collateral assignment of all now owned or hereafter acquired right, title, and interest of Borrower in and to any and all easements, contracts, leasehold interests (whether as lessor or lessee), permits, licenses, franchises, and approvals in respect of all or any portion of the Resort;

                  (j) First priority Liens and security interests in and to all inventory, supplies, accounts, chattel paper, and general intangibles now owned or hereafter acquired by Borrower or any Affiliate thereof, used or useful in connection with, and placed or to be placed on or under any of the Mortgaged Real Property, including but not limited to the Units contained therein, and the Encumbered Intervals, together with the cash and non-cash proceeds thereof;

                  (k) First priority Liens and security interests in and to all documents, instruments, accounts, chattel paper, and general intangibles relating to the Pledged Notes Receivable and the other Collateral, including the cash and non-cash proceeds thereof;

                  (l) First priority Liens and security interests in and to all books, records, reports, computer tapes, computer disks, and software relating to all or any portion of the other Collateral;

                  (m) Absolute and unconditional first priority collateral assignments of all rights, powers, privileges, benefits, and interests granted or conferred upon Borrower, as "developer" or "declarant," pursuant to the Condominium Declaration, the Timeshare Declaration, and the Condominium Association's and Timeshare Association's respective bylaws;

                  (n) Extensions, additions, improvements, betterments, renewals, substitutions, and replacements of, for, or to any of the other Collateral, wherever located, together with the products, proceeds, issues, rents, and profits thereof and any replacements, additions, or accessions thereto or substitutions thereof, and all rights in or under insurance policies and to the proceeds of any insurance policies covering any of the other Collateral, all rights to unearned or refunded insurance premiums, and the proceeds of any condemnation awards or any claims regarding any of the other Collateral; and

                  (o) All now owned or hereafter acquired right, title, and interest of Borrower in and to any and all collateral for the Timeshare Receivables Purchase Facility, the Timeshare Construction Credit Facility, the Timeshare Receivables Hypothecation Facility, the Bridge Loan Credit Facility, and any other timeshare-related loan or credit facility between Lender and Borrower or any Affiliate of Borrower.

         1.15 Commitment. That certain commitment letter dated July 17, 1998, and subsequently accepted on behalf of Borrower, pursuant to which Lender agreed to make the Loan.

         1.16 Common Areas. The "Common Areas" (as such term is defined in the Timeshare Declaration), Common Elements (as such term is defined in the Condominium Declaration), and other facilities of the Resort, as defined or provided for in the Declarations or any other Timeshare Documents, including, without limitation, the Land and all improvements thereto except for the Units that have been dedicated to the condominium or comparable form of ownership, as well as any Limited Common Areas and Limited Common Elements, as those terms are defined and used in the Declarations.

         1.17 Common Furnishings. All furniture, furnishings, fixtures, appliances, carpeting, and equipment located in a Unit or elsewhere within the Resort, as defined or provided for in the Declarations or any other Timeshare Documents.

         1.18 Common Association. Long Wharf Resort Condominium Association, a Rhode Island unincorporated association.

         1.19 Condominium Declaration. That certain Declaration of Condominium of the Long Wharf Condominium, dated December 30, 1996, and recorded on December 30, 1996, in the Newport Land Evidence Records in Book 749, at Page 317, together with any amendments, supplements, or restatements thereof.

         1.20 Consumer Loan. Any purchase money loan that is evidenced by a Pledged Note Receivable, the proceeds of which are applied by the maker of such Pledged Note Receivable toward the Purchase Price of an Interval.

         1.21 Custodial Agreement. That certain Custodial Agreement by and among Borrower, Lender, and Custodian in substantially the form of Exhibit "A," attached hereto and incorporated herein by this reference, pursuant to which Custodian will maintain custody of all original Pledged Notes Receivable and Purchase Agreements and certain original and duplicate documents and instruments related thereto and take certain actions in connection therewith.

         1.22 Custodian. U.S. Bank National Association or such other Person as Lender, in its sole discretion, engages from time to time, at Borrower's sole cost and expense, to maintain custody of all original Pledged Notes Receivable and certain original and duplicate documents and instruments related thereto and take certain actions in connection therewith.

         1.23 Cut-Off Date. The date that is five (5) Business Days prior to the Closing Date.

         1.24 Debtor Relief Laws. Any applicable liquidation, conservatorship, receivership, bankruptcy, moratorium, rearrangement, insolvency, reorganization, or similar law, proceeding, or device providing for the relief of debtors from time to time in effect and generally affecting the rights of creditors.

         1.25 Declaration. The Condominium Declaration and/or the Timeshare Declaration.

         1.26 Default. An event or condition, the occurrence of which immediately is or, with the lapse of time or the giving or notice or both, would become, an Event of Default hereunder.

         1.27 Default Rate. The Interest Rate plus four percent (4%) per annum; provided, however, that the Default Rate shall in no event exceed the highest interest rate permitted to be charged under any applicable usury laws.

         1.28 Eligible Note Receivable. A Pledged Note Receivable that satisfies each of the following conditions:

                  (a) Borrower is the sole payee of the Note Receivable;

                  (b) lt arises from a bona fide sale by Borrower of one (l) or more Intervals to a Purchaser whose creditworthiness is acceptable to Lender, in its sole discretion;

                  (c) The Interval sale from which it arises has not been canceled by the Purchaser or Borrower, any statutory or other applicable cancellation or rescission period has expired, the Interval purchased by the Purchaser has not been surrendered in accordance with any applicable terms of the relevant Purchase Agreement, and the related Interval sale complies fully with the terms, provisions, and conditions of this Agreement, the other Loan Documents, the Timeshare Documents, and all Applicable Laws;

                  (d) It evidences the obligation of the applicable Purchaser to pay the balance due on the Purchase Price of the Interval being acquired by such Purchaser, all as described and set forth in the Purchase Agreement to which such Pledged Note Receivable pertains, which Purchase Agreement has been collaterally assigned by Borrower to Lender;

                  (e) Principal and interest payments on it are payable to Borrower in legal tender of the United States and are made by the applicable Purchaser and not by Borrower or Affiliate thereof, and the first such payment thereon is due Borrower no more than forty-five (45) days following the Closing Date;

                  (f) Scheduled payments of principal and interest on it are due in equal monthly installments and result in the complete amortization of the original principal amount thereof within the original term thereof;

                  (g) It has an original term of no greater than one hundred twenty (120) months;

                  (h) It has a minimum annual interest rate of 14%; provided, however, that up to five percent (5%) of all Eligible Notes Receivable (on the basis of the aggregate outstanding principal balance thereof) may provide for the payment of zero interest, as long as the applicable Purchaser has paid at least fifty percent (50%) of the Purchase Price of the relevant Interval and the term of such Pledged Note Receivable does not exceed twelve (12) months;

                  (i) A cash down payment and/or other cash payments have been received by Borrower from the Purchaser or the maker of the Pledged Note Receivable in an amount equal to at least ten percent (1 0%) of the actual purchase price of the relevant Interval, no portion of such down payment has been paid or loaned to the Purchaser by Borrower, and the Purchaser has received no cash or other rebates of any kind;

                  (j) No monthly installment due with respect to the Pledged Note Receivable is more than sixty (60) days' contractually past due as of the Cut-Off Date or any time thereafter;

                  (k) The Purchaser of the relevant Interval has access to a Unit within the Resort during any use period reserved by or assigned to such Purchaser, all in accordance with the Declarations and the other Timeshare Documents;

                  (l) Neither the Purchaser of the relevant Interval nor any other maker of the Pledged Note Receivable is an Affiliate of, related to, or employed by Borrower or Affiliate thereof;

                  (m) The Purchaser or other obligor has no bona fide claim against Borrower or Affiliate thereof or any defense, set-off, or counterclaim with respect to the Pledged Note Receivable;

                  (n) The Purchaser or other obligor has purchased at least one
(1) but not more than six (6) Intervals in the Resort;

                  (o) The Pledged Note Receivable is made by a U.S. resident; provided, however, that at any given time, up to ten percent (10%) of the aggregate outstanding principal balance of all Eligible Notes Receivable may be comprised of Pledged Notes Receivable made by Purchasers who are not U.S. residents;

                  (p) The original of the Pledged Note Receivable and all related documents and instruments have been endorsed by Borrower to the order of Lender in the manner prescribed by Lender and delivered to Lender or Custodian as provided herein, such endorsement in favor of Lender is legally enforceable in accordance with all Applicable Laws, and the terms, provisions, and conditions thereof and all such related documents and instruments otherwise comply in all respects with all Applicable Laws;

                  (q) The Unit in the Resort set forth in the applicable Purchaser's Purchase Agreement has been fully completed and furnished in accordance with the terms and provisions of such Purchase Agreement and the other Timeshare Documents, a certificate of occupancy (or its legal equivalent) for such Unit has been issued, such Unit is not subject to any Lien (other than the Permitted Liens and Encumbrances) to which Lender has not previously consented in writing, and such Unit has properly been annexed into the Resort Condominium Regime, pursuant to the Condominium Declaration, and the Interval Ownership Plan, as such term is defined in the Timeshare Declaration;

                  (r) All of the Resort's facilities and amenities as described in the applicable Purchaser's Purchase Agreement and the other Timeshare Documents have been fully completed and are available for the use and enjoyment of such Purchaser and the other Purchasers of Intervals in Units at the Resort;

                  (s) The forms of promissory note, mortgage (if any), federal truth-in-lending disclosure statement, Purchase Agreement, owner's acknowledgment, certificate of title, and other documents and instruments relating to the Interval purchase transaction giving rise to such Pledged Note Receivable have been approved in advance by Lender in writing, and Lender has received an opinion from Borrower's counsel, in form and substance acceptable to Lender, in its sole discretion, confirming that (i) the specific forms thereof, when properly executed by a competent individual or validly existing legal entity, for adequate consideration, are sufficient to create valid and legally binding obligations of the applicable makers, Purchasers, and other obligors, enforceable against each of them in accordance with the terms thereof (except as such enforcement may be subject to any applicable bankruptcy, insolvency, or similar laws generally affecting the enforcement of creditors' rights; and (ii) the delivery and endorsement by Borrower of such Pledged Note Receivable in the manner prescribed herein, the execution and delivery to Lender of a corresponding Pledge and Assignment of Note Receivables and Purchase Agreements in the form of Exhibit "B" hereto, and the recordation of such Pledge and Assignment of Notes Receivable and Purchase Agreements and a corresponding UCC-1 financing statement in the Newport Land Evidence Records, together with the filing of such UCC-1 financing statement with the Rhode Island Secretary of State, will create in favor of Lender a valid and perfected continuing first priority Lien and security interest in and to such Pledged Note Receivable;

                  (t) The Pledged Note Receivable and mortgage (if any), federal truth-in-lending disclosure statement, Purchase Agreement, owner's acknowledgment, certificate of title, and other documents and instruments relating to the Interval purchase transaction giving rise to such Pledged Note Receivable are genuine, valid, and legally enforceable in accordance with their respective terms, and Borrower has not assigned or otherwise transferred any right, title, or interest in and to any such document or instrument other than to Lender; and

                  (u) The Pledged Note Receivable is free and clear of any Liens, security interests, adverse claims, and other encumbrances of any type.

         1.29 Encumbered Interval. Any Interval that is encumbered by the Lien of the Resort Mortgage.

         1.30 Encumbered Personal Property. All (i) furniture, furnishings, fixtures, appliances, equipment, inventory, supplies, and other tangible personal property that is owned by Borrower and located upon any Mortgaged Real Property, used or useful in connection with the ownership, use, operation, construction, improvement, or repair of any Mortgaged Real Property (the "Tangible Personal Property"); and (ii) accounts, chattel paper, contract rights, documents, instruments, general intangibles, and other intangible personal property associated in any way with the Mortgaged Real Property or the Tangible Personal Property, including but not limited to:

                  (a) Deposits made by third parties (including tenants' security deposits and escrow deposits under contracts of sale);

                  (b) Impound accounts for the payment of taxes, insurance, and other expenses, funds deposited with Lender under the Resort Mortgage, and insurance policies relate to the Mortgaged Real Property or the Tangible Personal Property;

                  (c) All refundable or reimbursable fees, deposits, and other funds or evidences of credit or indebtedness now or hereafter deposited with respect to any portion of the Mortgaged Real Property or Tangible Personal Property with any governmental authority or other person or entity, including, without limitation, all tap fees, utility deposits, deposits on construction or materials contracts, commitment fees, and development costs;

                  (d) All chattel paper, general intangibles, accounts, accounts receivable, choses-in-action, causes of action, and contract rights evidencing or representing obligations of any kind at any time due and/or owing Borrower and all rights of Borrower to receive payment or other consideration, including but not limited to that related to purchase money indebtedness owing to Borrower in connection with condominium unit or timeshare interest sales contracts or any other sales of all or any portion of the Mortgaged Real Property or Tangible Personal Property, and all escrow agreements and security related thereto;

                  (e) All plans and specifications, shop drawings, bonds, construction contracts, architect/engineer agreements, utility contracts, management agreements, maintenance contracts, equipment leases, warranties, service contracts, reservation agreements, and other contracts and agreements of any and every kind that relate to the ownership, use, operation, construction, improvement, or repair of the Mortgaged Real Property or the Tangible Personal Property;

                  (f) All water stock and water and utility rights that relate to the Mortgaged Real Property or Tangible Personal Property;

                  (g) All trade names, trademarks, service marks, and copyrights used in connection with the ownership, use, and/or operation of all or any portion of the Mortgaged Real Property or Tangible Personal Property, together with any goodwill associated therewith; and

                  (h) All permits (including, without limitation, building permits), licenses, franchises, surveys, certificates, and other rights and privileges issued or obtained in connection with the ownership, use, operation, construction, improvement, and/or repair of the Mortgaged Real Property or Tangible Personal Property;

whether now owned or hereafter acquired by Borrower, together with all improvements, replacements, substitutions, and accessions thereto and substitutions and replacements thereof and the cash and non-cash proceeds of all of the foregoing, a Lien against which constitutes Collateral for the Loan.

         1.31 Environmental Laws. The Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended from time to time ("CERCLA"), the Resource Conservation and Recovery Act of 1976, as amended from time to time ("RCRA"), the Superfund Amendments and Reauthorization Act of 1986, as amended, the federal Clean Air Act, the federal Clean Water Act, the federal Safe Drinking Water Act, the federal Toxic Substances Control Act, the federal Hazardous Materials Transportation Act, the federal Emergency Planning and Community Right to Know Act of 1986, the federal Endangered Species Act, the federal Occupational Safety and Health Act of 1970, the federal Water Pollution Control Act, and any and all comparable statutes or ordinances enacted in the State of Rhode Island, as all of the foregoing laws may be amended from time to time, and any rules or regulations promulgated pursuant to the foregoing; together with any similar local, state or federal statutes, ordinances, rules, or regulations, either in existence as of the date hereof or enacted or promulgated after the date of this Agreement, that concern the management, control, storage, discharge, treatment, containment, removal, and/or transport of Hazardous Materials or other substances that are or may become a threat to public health or the environment; together with any common law theory involving Hazardous Materials or substances that are (or alleged to be) hazardous to human health or the environment, based on nuisance, trespass, negligence, strict liability, or other tortious conduct, or any other federal, state, or local statute, ordinance, regulation, rule, policy, or determination pertaining to health, hygiene, the environment, or environmental conditions.

         1.32      Event of Default.  Defined in Section 7 of this Agreement.

         1.33     Exchange Company.  Resort Condominiums International, Inc.

         1.34 Financial Statements. The tax returns, balance sheets, and statements of income and expense of Borrower and each Guarantor and the related notes and schedules delivered by Borrower prior to the Closing Date, together with the financial statements and reports of Guarantors delivered to Lender prior to the Closing Date; and the monthly, quarterly, and annual financial statements and reports required to be provided to Lender pursuant to Section 6.1(g) hereof.

         1.35 GAAP. Generally accepted accounting principles, applied on a consistent basis, as described in Opinions of the Accounting Principles Board of the American Institute of Certified Public Accountants and/or in statements of the Financial Accounting Standards Board which are applicable under the circumstances as of the date in question.

         1.36 Guarantors. Equivest and ERC, together with their respective successors and assigns, jointly and severally.

         1.37 Guaranty. The Mortgage Payment Guaranty and/or the Receivables Payment Guaranty.

         1.38 Hazardous Materials. "Hazardous substances," "hazardous waste," "hazardous constituents," "toxic substances," or "solid waste," as defined in the Environmental Laws, and any other contaminant or any material, waste, or substance that is petroleum or petroleum based, asbestos, polychlorinated biphenyls, flammable explosives, or radioactive materials.

         1.39 Hazardous Materials Indemnity Agreement. That certain Hazardous Materials Indemnity Agreement of even date herewith executed by Guarantors in favor of Lender.

         1.40 Improvements. All Units, Common Areas, and other buildings, structures, recreational facilities, and appurtenances thereto now located on, or to be constructed on, any Mortgaged Real Property.

         1.41 Interest Rate. The Base Rate plus 3.00% per annum. The Interest Rate charged for each one (1) month period shall be fixed based upon the Base Rate published or otherwise determined prior to and in effect as of the third
(3rd) Business Day following the tenth (10th) day of each calendar month. The Interest Rate shall be calculated based on a three hundred sixty (360) day year and charged for the actual number of days elapsed.

         1.42 Interval. An Interval Interest, as such term is defined in the Timeshare Declaration, together with all rights, benefits, privileges, and interests appurtenant thereto, including but not limited to the right to use and occupy a Unit within the Resort and the Common Areas and Common Furnishings appurtenant to such Unit and/or the Resort during a reserved or assigned Interval Week (as such term is defined in the Timeshare Declaration) or other use period, all as more specifically described in the Declarations and the other Timeshare Documents.

         1.43 Land. The real property upon which any portion of the Resort is situated.

         1.44 Lien. Any mortgage, security interest, encumbrance, or other interest in property securing an obligation owed to, or valid claim by, a Person other than the owner of such property, whether such interest arises in equity or is based on common law, statute, or contract.

         1.45 Loan. The subject credit facility, including the Mortgage Component and the Receivables Component, in the maximum aggregate principal amount of $11,500,000 as described in this Agreement and evidenced and secured by the Loan Documents.

         1.46 Loan Documents. Collectively, the following documents and instruments, as each may be amended, renewed, extended, restated, or supplemented from time to time:

                  (a) This Agreement;

                  (b) The Receivables Note;

                  (c) The Mortgage Note;

                  (d) The Receivables Payment Guaranty;

                  (e) The Mortgage Payment Guaranty;

                  (f) The Resort Mortgage;

                  (g) The Pledge and Assignment of Notes Receivable and Purchase Agreements (in the form of Exhibit "B," attached hereto and incorporated herein by this reference);

                  (h) The Custodial Agreement;

                  (i) The Lockbox Agreement;

                  (j) The Servicing Agreement;

                  (k) The Hazardous Materials Indemnity Agreement;

                  (l) The Collateral Assignment of Management Agreement;

                  (m) The Collateral Assignment of Certificates, Permits, Licenses, Approvals, Bonds, and Warranties;

                  (n) The Collateral Assignment of Declarant's Rights Under Declarations and Bylaws;

                  (o) UCC-1 and, if appropriate, UCC-3 financing statements covering the Collateral, to be recorded in the Newport Land Evidence Records and filed with the Rhode Island Secretary of State and with the Secretary of State of any other jurisdiction deemed appropriate by Lender, in its sole discretion; and

                  (p) All such other assignments, agreements, documents, instruments, certificates, and materials as Lender may require in order to evidence or secure the Obligations, to evidence and perfect the rights, Liens, and security interests of Lender contemplated by the Loan Documents, and otherwise to effectuate the transactions contemplated hereby.

         1.47 Lockbox Agent. Seafirst Bank or such other Person as Lender engages, in its sole discretion, at Borrower's sole cost and expense, as Lender's exclusive agent to receive, deposit, and disburse all amounts paid by or on behalf of each Purchaser or other obligor pursuant to any Pledged Note Receivable to which such Purchaser or other obligor is a party.

         1.48 Lockbox Agreement. That certain agreement by and among Lender, Borrower, and Lockbox Agent in substantially the form of Exhibit "C," attached hereto and incorporated herein by this reference, pursuant to which Lockbox Agent is engaged, at Borrower's sole cost and expense, as Lender's exclusive agent to receive, deposit, and disburse all amounts paid by each Purchaser or other obligor pursuant to any Pledged Note Receivable to which such Purchaser or other obligor is a party.

         1.49 Mandatory Prepayment. Any prepayment of the Loan required by
Section 2.5 of this Agreement.

         1.50 Maturity Date. The earlier to occur of (a) the date as of which a registered public offering of the common stock of Equivest or any other Affiliate of Borrower closes; or (b) December 11, 1998.

         1.51 Minimum Monthly Interest Payment. The total amount of interest computed at the Interest Rate that has accrued on the outstanding principal balance of the Receivables Note during the period of time commencing on the eleventh (11th) day of the immediately preceding calendar month and terminating on the tenth (10th) day of the subject calendar month and payable to Lender pursuant to Section 2.5(b)(ii) hereof.

         1.52 Minimum Net Worth Requirement. An aggregate Tangible Net Worth of Borrower and Guarantors on a consolidated basis of at least $35,000,000.

         1.53 Minimum Quarterly Net Income Requirement. A pre-tax net income of Equivest, determined in accordance with GAAP, consistently applied, without taking into consideration any amounts paid or payable to Equivest by any Affiliate thereof, of not less than $2,500,000 for the three (3) calendar month period from September 1, 1998, through and including November 30, 1998, and for each subsequent three (3) calendar month period thereafter.

         1.54 Mortgage Component. That portion of the Loan evidenced by the Mortgage Note.

         1.55 Mortgage Component Advance. The proceeds of the Mortgage Component of the Loan advanced by Lender to Borrower on or about the Closing Date in accordance with the terms, provisions, and conditions of this Agreement.

         1.56 Mortgage Note. That certain Mortgage Promissory Note that evidences the Mortgage Component of the Loan, dated as of the Closing Date, in the original principal amount of SIX MILLION FIVE HUNDRED THOUSAND DOLLARS ($6,500,000), made and executed by Borrower to the order of Lender and delivered to Lender concurrently with Borrower's and Guarantors' execution of this Agreement.

         1.57 Mortgage Payment Guaranty. That certain Mortgage Payment Guaranty of even date herewith executed by Guarantors in favor of Lender, pursuant to which Guarantors absolutely and unconditionally guarantee payment of any and all amounts due Lender in connection with the Mortgage Component of the Loan, pursuant to the Loan Documents.

         1.58 Mortgaged Real Property. All of Borrower's now owned or hereafter acquired right, title, and interest in and to any Land, Unit, Common Area, Interval, and other real property of any and every type, together with all easements, rights-of-way, and other appurtenances thereto, that is encumbered by the Lien of the Resort Mortgage.

         1.59 Note Receivable. An Interval Interest Promissory Note that, as of the Cut-Off Date, was pledged to RFI as partial security for a loan from RFI to Borrower and is made and executed by a Purchaser to the order of and in favor of Borrower in connection with such Purchaser's acquisition of an Interval in a Unit within the Resort.

         1.60 Obligations. All present and future indebtedness, liabilities, obligations, and responsibilities, both financial and otherwise, to which Borrower is subject under any of the Loan Documents, whether direct or indirect, absolute or contingent, including but not limited to all amounts due or becoming due to Lender in respect of the Loan or any of the Loan Documents, including principal, interest, prepayment premiums, contributions, taxes, insurance premiums, loan charges, custodial fees, attorneys' and paralegals' fees and expenses and other fees or expenses incurred by Lender or advanced to or on behalf of Borrower by Lender, pursuant to any of the Loan Documents or in connection with Lenders enforcement of the prompt and complete payment and performance by Borrower and Guarantors of all indebtedness, liabilities, obligations, and responsibilities owed by Borrower, pursuant to this Agreement, any of the other Loan Documents, or otherwise.

         1.61 Payment Authorization Agreement. The pre-authorized debit agreement (or provision of a Note Receivable containing same) executed by a Purchaser that provides for the direct debit payment of installments due on a Note Receivable to Lender.

         1.62 Permitted Liens and Encumbrances. Those liens and encumbrances affecting all or any portion of the Collateral to which Lender consents in writing, as set forth on Exhibit "D," attached hereto and incorporated herein by this reference, as amended or restated from time to time.

         1.63 Person. A natural person, corporation, partnership, limited liability company, joint venture, association, estate, trust, government, governmental subdivision or agency, other legal entity, or any combination thereof.

         1.64 Phase I Environmental Inspection. A Phase I environmental assessment of the Resort, including, without limitation, the relevant Land and all improvements thereto. In the event that any Phase I Environmental Assessment of the Resort is unacceptable to Lender for any reason or is not available, Borrower shall provide Lender with a written report or reports covering the Resort, prepared by one (1) or more appropriate licensed professionals acceptable to Lender, which confirm(s):

                  (a) The absence of any Hazardous Materials of any kind or nature at the Resort, except for: (i) such Hazardous Materials as may be generated, used, stored, or transported in connection with the permitted uses of the Mortgaged Real Property and then only to the extent permitted by law after obtaining all necessary permits and licenses therefor; and (ii) those Hazardous Materials that are described in that certain Settlement Agreement and Covenant Not to Sue by and between Borrower and the State of Rhode Island Department of Environmental Management, Division of Site Remediation, recorded on December 6, 1995, in the Newport Land Evidence Records in Book 707, at Page 115 (the "Settlement Agreement"); and

                  (b) That the applicable engineering firm has obtained, reviewed, and included within its report a CERCLIS printout from the Environmental Protection Agency (the "EPA"), statements from the EPA and other applicable territorial and local authorities, and such other information as Lender may reasonably require, all of which information shall confirm that there is no known or suspected hazardous or toxic waste located at the Resort or in such proximity thereto as to create a material risk of contamination of all or any portion of the Collateral.

         1.65 Plans. Detailed as-built plans for the development and construction of the Improvements, together with all specifications and drawings in respect thereof and all modifications, amendments, additions, and supplements thereto. Said Plans, which shall be prepared by an Architect, shall indicate the location of the Improvements, the configuration and dimensions of the Resort, the means of access thereto, street lines, easements, any relevant Common Areas, and other relevant details.

         1.66 Pledged Note Receivable. A Note Receivable that has been and remains pledged to Lender by Borrower, pursuant to this Agreement or any of the other Loan Documents. For purposes hereof, the term "Pledged Note Receivable" shall include the related Purchase Agreement executed by the maker(s) of such Pledged Note Receivable.

         1.67 Purchase Agreement. A Purchase and Sale Agreement, pursuant to which a Purchaser agrees to purchase an Interval from Borrower and Borrower agrees to sell such Interval to such Purchaser.

         1.68 Purchase Price. The total actual purchase price of an Interval as set forth in a Purchaser's Purchase Agreement.

         1.69 Purchaser. Any Person who acquires one (1) or more Intervals.

         1.70 Receivables Component. That portion of the Loan evidenced by the Receivables Note.

         1.71 Receivables Component Advance. The proceeds of the Receivables Component of the Loan advanced by Lender to Borrower on or about the Closing Date in accordance with the terms, provisions, and conditions of this Agreement.

         1.72 Receivables Note. That certain Receivables Promissory Note that evidences the Receivables Component of the Loan, dated as of the Closing Date, in the original principal amount of FIVE MILLION DOLLARS ($5,000,000), made and executed by Borrower to the order of Lender and delivered to Lender concurrently with Borrower's and Guarantors' execution of this Agreement.

         1.73 Receivables Payment Guaranty. That certain Receivables Payment Guaranty of even date herewith executed by Guarantors in favor of Lender, pursuant to which Guarantors absolutely and unconditionally guarantee payment of any and all amounts due Lender in connection with the Receivables Component of the Loan, pursuant to the Loan Documents.

         1.74 Resort. Long Wharf Resort, including any and all improved and unimproved real and personal property that comprises or is located at same, including but not limited to the Land, the Units, the Common Areas, the Common Furnishings, and the Intervals. For purposes of this Agreement and the other Loan Documents, the terms "Resort," shall include the Resort Condominium Regime and any property, whether or not described in one (1) of the Declarations, that is or may be managed or operated in conjunction with the management or operation of the Resort Condominium Regime, whether for transient hotel purposes or otherwise.

         1.75 RFI. Resort Funding, Inc., a Delaware corporation, formerly known as Bennett Funding International, Ltd. ("Bennett").

         1.76 Resort Condominium Regime. Long Wharf Resort Condominium.

         1.77 Resort Mortgage. That certain Mortgage, Security Agreement, and Assignment of Leases and Rents of even date herewith, executed by Borrower in favor of Lender and to be recorded in the Newport Land Evidence Records, as amended from time to time, which creates a valid and enforceable first priority Lien against the Mortgaged Real Property and other real and personal property described therein and secures in part the payment of all principal, interest, and other amounts owed by Borrower to Lender, pursuant to the Loan Documents.

         1.78 Servicing Agent. Wynwood Agency, Inc. or such other Person as Lender engages, in its reasonable discretion, at Borrower's sole cost and expense, to service each Consumer Loan, all in accordance with the terms, provisions, and conditions of the Servicing Agreement.

         1.79 Servicing Agreement. That certain Servicing Agreement of even date herewith by and among Borrower, Lender, and Servicing Agent in substantially the form of Exhibit "E," attached hereto and incorporated herein by this reference, that provides for the servicing of each Consumer Loan.

         1.80 Survey. An as-built survey of the Resort prepared in accordance with the ALTA/ACSM 1988 Minimum Survey Requirements by a licensed surveyor and certified by such surveyor to Borrower and the Title Insurance Company.

         1.81 Tangible Net Worth. The amount by which the aggregate value of Borrower's and Guarantors' assets, as determined in accordance with GAAP, consistently applied, less the sum of (a) the aggregate value of all assets of Borrower and Guarantors that would be classified as non-identifiable intangible assets under GAAP, including, without limitation, goodwill; and (b) the aggregate value of all assets of Borrower and Guarantors that represent amounts paid or payable to Borrower or any Guarantor by any Affiliate thereof, exceeds the aggregate liabilities of Borrower and Guarantors, as determined in accordance with GAAP, consistently applied.

         1.82 Timeshare Association. Longwharf Interval Owners' Association, a Rhode Island unincorporated association.

         1.83 Timeshare Construction Credit Facility. The $30,000,000 timeshare construction credit facility as evidenced in part by that certain Loan and Security Agreement dated as of November 14, 1997, by and among RFI, Equivest, and Lender (the "Timeshare Construction Credit Facility Loan Agreement").

         1.84 Timeshare Declaration. That certain Declaration of Covenants and Restrictions of Interval Ownership dated December 30, 1996, and recorded on December 30, 1996, in the Newport Land Evidence Records in Book 749, at Page 369, together with any amendments, supplements, or restatements thereof, including but not limited to any Supplemental Declaration, as such term is defined in the Timeshare Declaration.

         1.85 Timeshare Documents. The Condominium Declaration, the Timeshare Declaration, the bylaws and rules and regulations of the Condominium Association and the Timeshare Association, and all other documents and instruments relating to the Resort, the Associations, and/or the Units, Common Areas, Common Furnishings, or Intervals thereat, including but not limited to public offering statements, Purchase Agreements, promissory notes, federal truth-in-lending disclosures, exchange company affiliation and membership agreements, advertising and promotional materials of any and every type, contracts and agreements to which any Association is subject, and any and all other documents, instruments, and other materials used, directly or indirectly, in connection with the marketing, sale, and financing of such Intervals. Each Timeshare Document shall be in form and content acceptable to Lender, in its sole discretion. Lender shall have received and approved true, correct, and complete copies of all Timeshare Documents as a condition precedent to any Advances hereunder.

         1.86 Timeshare Receivables Hypothecation Facility. The $75,000,000 timeshare receivables hypothecation facility as evidenced in part by that certain Loan and Security Agreement dated as of February 11, 1998, by and among RFI, Equivest, and Lender (the "Timeshare Receivables Hypothecation Facility Loan Agreement").

         1.87 Timeshare Receivables Purchase Facility. The $75,000,000 timeshare receivables credit facility as evidenced in part by that certain Assignment, Release and Custodial Agreement dated on or about November 13, 1997, by and among Lender, RFI, BFICP Corporation, ING (U.S.) Capital Corporation, ING (U.S.) Capital Markets, Inc., Holland Limited Securitization, Inc., First Trust of New York, N.A., and Concord Servicing Corporation, together with any and all related contemporaneous or subsequent transactions involving Lender and RFI, among other parties.

         1.88 Title Insurance Company. Chicago Title Insurance Company or such other title insurance company as is acceptable to Lender, in its sole discretion.

         1.89 Title Policy. Defined in Section 4.1(h) of this Agreement.

         1.90 Unit. A Condominium Unit, as such term is defined in the Condominium Declaration and the Timeshare Declaration, including but not limited to an Interval Ownership Suite, together with all related Common Areas, Common Furnishings, easements, and other appurtenances thereto. The term "Unit" shall include any "resort amenity units," as such term is hereinafter defined in any amendment to or supplement of August 16, 1998 either Declaration.

         1.91 Unit Release Fee. A mandatory payment of the greater of (a) $135,000; or (b) one hundred twenty percent (120%) of the original principal amount of the Mortgage Component of the Loan divided by the total number of Units encumbered by the Resort Mortgage as of the Closing Date less the number of Units listed on Exhibit "F" hereto, due Lender upon the sale of the first Interval in such Unit or otherwise in accordance with the provisions of Section 2.4(a)(ii) hereof.

SECTION 2.  THE LOAN

         Lender hereby agrees to make the Loan in accordance with all of the terms, provisions, and conditions hereof and of the other Loan Documents.

         2.1 Purposes.

                  (a) Mortgage Component. The proceeds of the Mortgage Component of the Loan shall be used exclusively to (i) repay in full Borrower's acquisition and development loan from RFI in the original principal amount of $9,500,000, pursuant to that certain Acquisition and Development Loan Agreement dated April 8, 1997, by and between RFI and Borrower, as amended or supplemented from time to time, together with any and all related documents or instruments that evidence or secure said loan (the "RFI Acquisition/Development Loan"); and
(ii) pay all amounts described in Section 6.1(p) hereof.

                  (b) Receivables Component. The proceeds of the Receivables Component of the Loan shall be used exclusively to repay in full Borrower's receivables loan from RFI in the original principal amount of $3,000,000, pursuant to that certain Hypothecation Loan Agreement dated October 3, 1995, by and between Bennett and Borrower, as amended or supplemented from time to time, together with any and all related documents or instruments that evidence or secure said loan (the "RFI Receivables Loan").

         2.2 Advances.

                  (a) Mortgage Component of the Loan. Upon the terms and provisions and subject to the conditions set forth in this Agreement, and provided that no Event of Default has occurred, a maximum of $6,500,000 shall be disbursed by Lender to Borrower on or about the Closing Date as the sole and exclusive Advance of the Mortgage Component of the Loan; provided, however that
(A) in the event that the total amount, including principal and accrued but unpaid interest, owed by or on behalf of Borrower to RFI in connection with the RFI Acquisition/Development Loan (the "RFI Acquisition/Development Payoff Amount") is less than $6,500,000 as of the Closing Date, then Lender's Advance of the Mortgage Component of the Loan shall be limited to the amount of the RFI Acquisition/Development Payoff Amount; and (B) in the event that the RFI Acquisition/ Development Payoff Amount exceeds the maximum original principal amount of the Mortgage Component of the Loan (i.e., $6,500,000), then Borrower shall pay the amount by which the RFI Acquisition/Development Payoff Amount exceeds $6,500,000 to RFI on the Closing Date. The proceeds of the Mortgage Component of the Loan will be disbursed by Lender solely for the purposes set forth in Section 2.l(a) hereof. Once borrowed and repaid, proceeds of the Mortgage Component of the Loan may not be reborrowed.

                  (b) Receivables Component of the Loan. Upon the terms and provisions and subject to the conditions set forth in this Agreement, and provided that no Event of Default has occurred, a maximum of the lesser of (A) the Borrowing Base as of the Cut-Off Date; or (B) $5,000,000 shall be disbursed by Lender to Borrower on or about the Closing Date as the sole and exclusive Advance of the Receivables Component of the Loan. The proceeds of the Receivables Component of the Loan will be disbursed by Lender solely for the purposes set forth in Section 2.1(b) hereof. Once borrowed and repaid, proceeds of the Receivables Component of the Loan may not be reborrowed.

         2.3 Interest Rate. The aggregate principal amount of all Advances of the Mortgage Component and the Receivables Component of the Loan that are outstanding from time to time shall bear interest at a rate equal to the Interest Rate. The average monthly outstanding principal balance of the Loan shall bear interest in arrears as of Lender's wiring of funds through its actual receipt of repayment of the Loan (if received by Lender later than 12:00 noon New York time, then interest accrual shall be through the next Business Day following such receipt). Immediately upon the occurrence of an Event of Default, any and all principal and other amounts owed Lender hereunder or pursuant to the Mortgage Note, the Receivables Note, or any of the other Loan Documents may, in Lender's sole discretion, bear interest at the Default Rate.

         2.4 Payments. Borrower agrees punctually to pay or cause to be paid to Lender, via wire transfer, all principal and interest due under the Note or otherwise in respect of the Loan. In particular, Borrower shall make the following payments on the Loan:

                  (a)      Mortgage Component of the Loan.

                           (i) Monthly. Borrower shall pay, in arrears, on or
before the eleventh (11th) day of each calendar month (each such day is hereinafter referred to as a "Payment Date"), commencing on September 11, 1998, the total amount of interest, as calculated at the Interest Rate, that has accrued on the outstanding principal balance of the Mortgage Note during the period of time commencing on the eleventh (11th) day of the immediately preceding calendar month and terminating on the tenth (10th) day of the subject calendar month (the "Accrual Period"). If the eleventh (11th) day of a particular calendar month is not a Business Day, then such month's Payment Date shall be the immediately succeeding Business Day.

                           (ii) Unit Release Fees. On or before the eleventh
(11th) day of each calendar month, commencing on September 11, 1998, Borrower shall pay Lender, via wire transfer, an amount equal to the aggregate Unit Release Fees to which Lender is entitled based on whatever Intervals were sold by Borrower during the immediately preceding calendar month. For purposes hereof, an Interval shall be deemed sold upon the payment in full of the down payment required by the applicable Purchase Agreement and the expiration of any applicable cancellation or rescission period to which the Purchaser is entitled pursuant to applicable law. Payment of such Unit Release Fees shall be accompanied by a detailed list of the corresponding Intervals sold during the applicable calendar month and the Purchase Prices thereof. Such Unit Release Fees shall be applied by Lender to reduce the outstanding principal balance of the Mortgage Component of the Loan and shall continue to be paid by Borrower until the Mortgage Note, including all interest, principal, and other amounts due thereunder, has been paid in full. Upon Lender's receipt of a Unit Release Fee with respect to a particular Unit and provided that no Event of Default has occurred hereunder or pursuant to any of the other Loan Documents, Lender shall grant a partial release of such Unit from the Lien of the Resort Mortgage; provided, however, that Lender shall not be obligated to grant partial releases with respect to any commercial or resort amenity units until all of the Obligations have been satisfied in full. Lender shall also grant partial releases from the Lien of the Resort Mortgage for no consideration upon the conveyance to the Timeshare Association of the Units listed in Exhibit "F," attached hereto and incorporated herein by this reference, with respect to which Borrower has already paid a partial release fee to RFI prior to the Closing Date. Borrower shall bear all costs and expenses of preparing and recording whatever documents and instruments are necessary in order to effect all such partial releases, which documents and instruments shall be in form and substance acceptable to Lender, in its sole discretion.

                           (iii) Application of Funds. Except as otherwise
specifically provided, all amounts received by Lender pursuant to this Section 2.4(a) shall be applied by Lender in the following order of priority (A) first, to reimburse Lender for all costs, expenses, and other amounts due Lender hereunder or pursuant to the other Loan Documents other than principal and interest; (B) second, to pay Lender all accrued but unpaid interest due under the Mortgage Note; and (C) third, to reduce the outstanding principal balance of the Mortgage Component of the Loan.

                  (b)      Receivables Component of the Loan.

                           (i) Lockbox Account. Prior to the Closing Date,
Borrower shall have directed or otherwise caused the makers of each Note Receivable, in writing, to pay directly to Lockbox Agent all interest, principal, prepayments (both voluntary and mandatory), and other amounts of any and every description payable to Borrower by or on behalf of such maker pursuant to the applicable Note Receivable, the related Purchase Agreement, or any other related documents or instruments. Such amounts shall be deposited by Lockbox Agent into the lockbox account established and maintained by Lockbox Agent in accordance with the provisions of the Lockbox Agreement (the "Lockbox Account"). Borrower shall immediately pay any and all amounts paid to or otherwise received from time to time by Borrower in connection with a Consumer Loan, including but not limited to any amounts received by Borrower upon its realization upon any collateral for a Consumer Loan (which amounts shall be deemed received in trust for the sole and exclusive benefit of Lender), to Lockbox Agent, as and when such amounts are received by Borrower (and in the form so received, properly endorsed to Lockbox Agent, if appropriate). In accordance with the terms and provisions of the Lockbox Agreement, by 5:00 p.m. New York time on each Friday prior to the Maturity Date, Lockbox Agent shall remit, via wire transfer, all amounts then deposited in the Lockbox Account to Lender.

                           (ii) Application of Funds. All amounts received by
Lender pursuant to Section 2.4(b)(i) above shall be applied by Lender in the following order of priority (A) first, to reimburse Lender for all costs, expenses, and other amounts due Lender hereunder or pursuant to the other Loan Documents other than principal and interest, including but not limited to Servicing Agent's fees and Custodian's fees; (B) second, to pay Lender all accrued but unpaid interest due under the Receivables Note; and (C) third, to reduce the outstanding principal balance of the Receivables Component of the Loan.

                           (iii) Minimum Monthly Interest Payment.
Notwithstanding any provision of this Section 2.4(b) or any other term, provision, or condition hereof or of any other Loan Document to the contrary, on or before the eleventh (11th) day of each calendar month, commencing on September 11, 1998, Borrower shall pay Lender, via wire transfer, in arrears, the Minimum Monthly Interest Payment due with respect to the period of time commencing on the eleventh (11th) day of the immediately preceding calendar month and terminating on the tenth (10th) day of the subject calendar month (the "Accrual Period"), to the extent that said Minimum Monthly Interest Payment exceeds the sum of all amounts received by Lender from Borrower during such Accrual Period, pursuant to Section 2.4(b)(i) hereof.

                  (c) Final Payment. Notwithstanding any term, provision, or condition hereof to the contrary, the entire outstanding principal balance of the Mortgage Component of the Loan and the Receivables Component of the Loan, together with any and all accrued but unpaid interest thereon and all other Obligations, shall immediately be paid via wire transfer by Borrower to Lender and otherwise be satisfied in full on or before the earlier to occur of (i) an Event of Default hereunder; or (ii) the Maturity Date.

         2.5      Prepayments.

                  (a) Mortgage Component of the Loan. Borrower may prepay the Mortgage Component of the Loan, in whole or in part, without premium or penalty, upon ten (10) Business Days' prior written notice to Lender.

                  (b) Receivables Component of the Loan.

                  (i) Voluntary. Borrower may prepay the Receivables Component of the Loan, in whole or in part, without premium or penalty, upon ten (10) Business Days' prior written notice to Lender.

                  (ii) Mandatory.

                           (A) If at any time and for any reason, the
outstanding unpaid principal balance of the Receivables Note exceeds the Borrowing Base, then, within five (5) days following Borrower's receipt of telecopied notice from Lender of the occurrence of such excess over the Borrowing Base or, absent such telecopied notice, within fifteen (15) days after the end of the calendar month in which such excess first occurred, Borrower shall prepay the outstanding principal balance of the Receivables Note in an amount equal to the difference between the outstanding principal balance of the Receivables Note and the Borrowing Base.

                           (B) In the event that a Pledged Note Receivable
ceases for any reason to be an Eligible Note Receivable at any time, then Borrower shall, within thirty (30) days following the date as of which such ineligible status occurs, prepay the Receivables Note in an amount equal to the unpaid principal balance of the applicable Pledged Note Receivable.

                  (c) Timing of Voluntary Prepayments. Notwithstanding any provision of this Section to the contrary, voluntary prepayments of the Mortgage Note or the Receivables Note may occur on Payment Dates only; provided, however, that such a prepayment may occur on an earlier date, as long as the total amount thereof includes interest on the outstanding principal balance of the Mortgage Note or the Receivables Note, as appropriate, through and including the last day of the Accrual Period in which such prepayment occurs.

         2.6 Guaranty. Payment and performance by Borrower of one hundred percent (100%) of all of the Obligations shall be unconditionally guaranteed by Guarantors.

SECTION 3.  COLLATERAL

         3.1 Grant of Security Interest. To secure the prompt and complete payment and performance when due of all of the Obligations, for value received, Borrower hereby unconditionally and irrevocably assigns, pledges, and grants to Lender a continuing first priority Lien and security interest in and to the Collateral.

         3.2 Security Interest in All Pledged Notes Receivable. In connection with the Receivables Component of the Loan, notwithstanding that Lender is obligated, subject to the terms and conditions set forth herein and in the other Loan Documents, to make an Advance in respect of Eligible Notes Receivable only, Lender shall have a continuing first priority Lien and security interest in and to all of the Pledged Notes Receivable and may collect and shall receive all payments made under or in respect of all Pledged Notes Receivable, including Eligible Notes Receivable that may become ineligible, until any of the same are released by Lender, if at all, pursuant to Section 11.10 below.

         3.3 Financing Statements. Borrower agrees, at its own expense, to execute the UCC-1 and (if necessary or appropriate, in Lender's sole discretion) UCC-3 financing statements provided for by the Code, together with any and all other appropriate instruments and documents, and to take such other action as may be required, in Lenders reasonable judgment, in order to perfect and to continue the perfection of Lender's first priority Liens and security interests in the Collateral. In addition, unless prohibited by law, Borrower hereby authorizes and grants to Lender a power of attorney to execute and file any such financing statements on Borrower's behalf.

         3.4 Location of Collateral. Except for Encumbered Personal Property that is replaced or under repair in the ordinary course of business, all tangible Collateral (other than Collateral delivered to Lender or Custodian) shall remain, at all times, within the Resort, and Borrower may not transfer or cause the transfer of any such Collateral from such premises without the prior written approval of Lender.

         3.5  Protection of Collateral; Reimbursement.

                  (a) Pledged Notes Receivable and Related Documents. The portion of the Collateral consisting of (i) the original Pledged Notes Receivable; (ii) the original Purchase Agreements (including any addenda thereto) related to such Pledged Notes Receivable; and (iii) originals or true copies of the related truth-in-lending disclosure statements and, if required by Lender, loan applications, any related Purchaser's or owner's acknowledgments and understandings, certificates of title, public offering statement and other receipts, Payment Authorization Agreements, and Exchange Company applications and disclosures shall be delivered, at Borrower's expense, to Lender at its address as set forth in Section 11.1 hereof and, except as otherwise expressly provided herein to the contrary, held in Lender's possession, custody, and control until all of the Obligations have been fully satisfied. Alternatively, Lender, in its sole discretion, may elect for Custodian to accept delivery of and maintain possession, custody, and control of all such documents and instruments on behalf of Lender during such period of time. Each original Pledged Note Receivable delivered to Lender shall be duly endorsed with the words: "Pay to the order of Credit Suisse First Boston Mortgage Capital LLC, together with its successors and assigns, with recourse."

                  (b) Storage; Liability. The portion of the Collateral delivered to Lender or Custodian as described above shall be segregated by Lender or Custodian, as the case may be, and stored in a secure, fire-resistant filing cabinet, access to which is limited in a commercially reasonable manner. Borrower and Guarantors agree that such storage is and shall be deemed to constitute reasonable care by Lender with respect to such Collateral. Except to the extent expressly included in the Custodian's fee as set forth in the Custodial Agreement, all insurance and other expenses of protecting the Collateral, including, without limitation, storing, warehousing, insuring, handling, maintaining, and shipping the Collateral, and any and all excise, property, intangible, sales, and use taxes imposed by any state, federal, or local governmental authority on any of the Collateral or in respect of the sale thereof shall be paid by Borrower. Any and all other amounts for which Borrower may become liable hereunder and all costs and expenses (including reasonable attorneys' and paralegals' fees, legal expenses, and court costs) that Lender may incur in enforcing or protecting its Lien on, or rights and interest in, the Collateral or any of its rights or remedies under this Agreement or any other Loan Document or in respect to any of the transactions to be had hereunder or thereunder, until paid by Borrower to Lender with interest at the Default Rate, shall be included among the Obligations and, as such, shall be secured by all of the Collateral. Provided that Lender or Custodian retains the original Pledged Notes Receivable delivered to it in a secure, fire-resistant filing cabinet as provided above, Lender shall not be liable or responsible in any way for the safekeeping of any of the Collateral or for any loss or damage thereto or for any diminution in the value thereof, or for any act or default of any warehouseman, carrier, forwarding agency, Lockbox Agent, Custodian, or any other Person whomsoever, excluding damages or losses that occur as a result of Lender's gross negligence or willful misconduct.

         3.6 Cross-Collateralization and Default. The Collateral shall secure all of the Obligations as well as the obligations of Borrower, any Guarantor, or any Affiliate thereof pursuant to documents and instruments that evidence or secure any other timeshare-related loan or credit facility between Lender, Borrower, any Guarantor, or any Affiliate thereof, including but not limited to the Bridge Loan Credit Facility, the Timeshare Construction Credit Facility, the Timeshare Receivables Hypothecation Facility, and the Timeshare Receivables Purchase Facility. All Liens, pledges, assignments, mortgages, security interests, and other collateral granted to or for the benefit of Lender pursuant to any documents or instruments that evidence or secure any such other loans or facilities shall further secure Borrower's Obligations with respect to the Loan. In addition, the Loan and such other loans and facilities shall be cross-defaulted such that any event of default with respect to any such loan or credit facility shall constitute an Event of Default hereunder, and vice versa.

SECTION 4. CONDITIONS PRECEDENT TO CLOSING AND FUNDING PROCEDURES

         The obligation of Lender to enter into this Agreement and to make any Advances of the Loan shall be subject to the complete satisfaction of each of the conditions precedent set forth in the Commitment Letter, in addition to all of the conditions precedent set forth below and elsewhere in the Loan Documents:

         4.1      Conditions Precedent.  On or prior to the Closing Date:

                  (a) Execution and Delivery. Borrower and Guarantors shall execute and cause to be notarized, witnessed, and attested, as appropriate, and delivered to Lender the Loan Documents, together with such additional documents and certifications as Lender and its counsel may reasonably require in order to ensure that all conditions precedent to the closing of the Loan and the making of Advances hereunder have been satisfied in all respects.

                  (b) Opinion of Borrower's and Guarantors' Counsel. Lender shall have received from duly licensed outside counsel for Borrower and each Guarantor acceptable to Lender such legal opinions, in form and substance satisfactory to Lender, covering such items as may be required by Lender, in its sole discretion, including, without limitation, that the Loan Documents are valid, binding, and legally enforceable in accordance with their terms and that they do not violate any applicable usury or other Applicable Laws.

                  (c) Representations, Warranties, Covenants, and Agreements. The representations and warranties contained in the Loan Documents and in any certificates delivered to Lender in connection with the closing shall be true and correct in all material respects, and all covenants and agreements required to have been complied with and performed by Borrower shall have been fully complied with and performed to the satisfaction of Lender.

                  (d) Borrower's and Guarantors' Background Documents. Borrower shall have delivered to Lender, and Lender shall have approved each of the following:

                           (i) Borrower's and Guarantors' Organizational Documents. Copies of Borrower's and Guarantors' organizational documents, including but not limited to their respective articles of incorporation, bylaws, articles or organization, and operating agreement (as appropriate), together with any amendments thereto, certified to be true and complete by Borrower's and Guarantors' respective Secretaries.

                           (ii) Good Standing Certificates. Current good standing certificates for Borrower and Guarantors, issued by the Rhode Island Secretary of State, the Florida Secretary of State, the Delaware Secretary of State, and the Secretary of State of each other jurisdiction in which Borrower or any Guarantor is required to be legally qualified to conduct business, as appropriate.

                           (iii) Resolutions; Incumbency Certificates. A certified authorization of the managing member of Borrower and certified resolutions of Borrower's and Guarantor's boards of directors authorizing the execution of all Loan Documents and the performance of all Obligations thereunder. Such corporate resolutions shall be accompanied by certificates from each relevant entity, signed by a duly authorized officer thereof and dated as of the Closing Date, indicating the incumbency, authority, and signatures of the officers of such entity authorized to sign, on behalf of such entity, this Agreement and the other Loan Documents to which such entity is a party.

                  (e) Financial Statements. Lender shall have received and approved the Financial Statements required pursuant hereto to be delivered to Lender, or otherwise required by Lender, for Borrower and Guarantors, all in form and substance satisfactory to Lender.

                  (f) Proceedings Satisfactory. All actions taken in connection with the execution and delivery of the Loan Documents, and all documents and papers related thereto, shall be completely satisfactory to Lender and its counsel. Lender and its counsel shall have received copies of all such documents, instruments, and other items as Lender or its counsel may reasonably request in connection therewith, all in form and substance satisfactory to Lender and its counsel, in their sole discretion.

                  (g) Expenses. Borrower shall have paid all fees, expenses, and other amounts required to be paid prior to or on the Closing Date, pursuant to this Agreement and the Commitment Letter.

                  (h) Title Policy. Borrower has delivered to Lender a commitment to issue an ALTA extended coverage lender's policy of title insurance insuring in favor of Lender, together with its successors and assigns, the first priority of the Lien of the Resort Mortgage upon the Mortgaged Real Property, including but not limited to the Encumbered Intervals, without exception for filed or unfiled mechanics' liens or claims or for matters that an accurate survey would disclose, subject only to such exceptions and conditions to title as Lender shall have approved in writing and such affirmative coverage as Lender deems reasonably necessary (the "Title Policy"). Such Title Policy shall be in an amount not less than $11,500,000 and be issued by the Title Insurance Company. A final title insurance policy issued and delivered to Lender based on such commitment promptly following the Closing Date must insure that the Resort Mortgage creates a first priority Lien in and to all of the Mortgaged Real Property, including but not limited to the Encumbered Intervals, in favor of Lender, together with its successors and assigns, with such exceptions and conditions to title as Lender shall have approved in writing.

                  Such Title Policy shall contain such affirmative coverage as Lender deems reasonably necessary, including but not limited to an affirmative statement that the Title Policy insures Lender, together with its successors and assigns, against all mechanics' and materialmen's liens arising from or out of construction or renovation of the Improvements and, to the extent available and commonly required by lenders in the State of Rhode Island, shall contain, in form and substance acceptable to Lender: (A) an endorsement insuring against matters that would be disclosed on an accurate survey of the Land; (B) an endorsement insuring that no building restriction or similar exception to title disclosed on the Title Policy has been violated and that any violation thereof would not create or result in any reversion, reverter, or forfeiture of title;
(C) a zoning endorsement in the form typically issued in the State of Rhode Island; (D) a usury endorsement; (E) a condominium endorsement; (F) an access endorsement; (G) a contiguity endorsement; and (H) an endorsement insuring over any environmental superlien or similar lien upon all or any portion of the Resort. The condition of title to all Mortgaged Real Property and other Collateral must be satisfactory to Lender in all respects, in its sole discretion, as a condition precedent to Lender's obligation to make any Advances hereunder.

                  (i) Survey. An original as-built survey, dated within ninety
(90) days prior to the Closing Date, satisfactory to Lender and prepared by a licensed surveyor satisfactory to Lender and the Title Insurance Company in accordance with Lender's requirements, of the Resort's Land and the land that comprises the first phase of the Resort (the "First Phase Land"), showing the location and dimensions of all Units, Common Areas, and other Improvements thereto and indicating the routes of ingress and egress for public access to the Resort, all utility lines, walks, drives, recorded or visible easements and rights-of-way on such Land and First Phase Land, and showing that there are no encroachments, improvements, projections, or easements (recorded or unrecorded)on the property lines. Foundation perimeters are to be added to such survey by the surveyor as soon as they are in place for all improvements for which a certificate of occupancy (or its legal equivalent) has not been issued as of the Closing Date. Such survey shall certify the acreage of the Land and Phase One Land and shall indicate whether the Land or Phase One Land is located within any flood hazard area. Such survey must be prepared in accordance with the standards set forth by ALTA/ACSM and those of any and all surveyors' bureaus or associations of the State of Rhode Island as well as any and all Applicable Laws and must be certified to Lender and the Title Insurance Company. The surveyor's certificate placed on such survey shall include a statement that said survey locates any and all such items set forth as exceptions in the Title Policy as Lender may require, shall include a legal description of the Mortgaged Real Property and the First Phase Land, and otherwise satisfy all of Lender's survey requirements, and shall include any other information required by Lender or the Title Insurance Company. Lender, in its sole discretion, may elect to waive the foregoing survey delivery requirement as a condition precedent to the making of the Mortgage Component Advance and/or the Receivables Component Advance hereunder, in which case Borrower agrees to deliver to Lender surveys and surveyor's certificates that comply fully with the requirements of this Section 4.1(i) by no later than thirty (30) days following the Closing Date.

                  (j) Environmental Report. An environmental report or reports covering the Resort, including all Mortgaged Real Property, confirming (to the extent relevant, in Lender's sole discretion):

                           (i) The absence of Hazardous Materials on, under, or
affecting the Land or any other real property or personal property comprising the Resort, except for: (A) such Hazardous Materials as may be generated, used, stored, or transported in connection with the permitted uses of the Mortgaged Real Property and then only to the extent permitted by law after obtaining all necessary permits and licenses therefor; and (B) those Hazardous Materials that are described in the Settlement Agreement;

                           (ii) That the engineering or environmental consulting
firm has obtained, reviewed, and included within its report a CERCLIS printout from the Environmental Protection Agency (the "EPA"), statements from the EPA and other applicable state and local authorities, and such other information as Lender may reasonably require, including, without limitation, a Phase I Environmental Inspection, all of which information shall confirm that there are no known or suspected Hazardous Materials located at, used or stored on, or transported to or from the Resort or in such proximity thereto as to create a material risk of contamination of any Collateral, except for: (A) such Hazardous Materials as may be generated, used, stored, or transported in connection with the permitted uses of the Mortgaged Real Property and then only to the extent permitted by law after obtaining all necessary permits and licenses therefor; and (B) those Hazardous Materials that are described in the Settlement Agreement;

                           (iii) The absence of radon gas at the Resort,
including all of the Units, or, if radon gas is found to be present in any part of the Resort or the Units, that such presence is of a nature or magnitude so as to be fully in compliance with applicable standards under the Environmental Laws and all other applicable laws or standards; and

                           (iv) The absence of friable asbestos within the
Units, Common Areas, or elsewhere at the Resort or, if friable asbestos is found to be present in any part of the Resort, that such presence is of a nature or magnitude that is able to be removed by a licensed removal contractor for a guaranteed maximum sum satisfactory to Lender.

                  (k) Evidence of Insurance. Lender has received certified copies of all insurance policies and endorsements thereto or other evidence satisfactory to Lender, in its sole discretion, relating to the Resort, including but not limited to the Improvements and the Encumbered Intervals. In addition, Lender has received written evidence that Borrower has obtained and is maintaining or has caused the Condominium Association or the Timeshare Association to obtain and maintain all policies of insurance required by and in accordance with Section 6.1(c) hereof, including but not limited to copies of the most current paid insurance premium invoices for such policies.

                  (1) Applicable Laws. Lender has received evidence satisfactory to Lender that all existing and contemplated Improvements at the Resort are and will be in compliance with all applicable zoning, building, and other Applicable Laws in connection with the construction, development, establishment, and operation of the Resort and the sale, use, marketing, and occupancy of Units and Intervals thereat.

                  (m) Litigation. Lender has received evidence satisfactory to Lender that there exist no pending or threatened bankruptcy, foreclosure, or other material litigation or judgments outstanding against or with respect to the Resort, all or any portion of the Collateral, Borrower, or any Guarantor (each a "Material Party"). The term "other material litigation" as used herein shall not include matters in which (i) a Material Party is a plaintiff and no counterclaim is pending; or (ii) Lender determines, in its sole discretion, that such litigation is immaterial due to settlement, insurance coverage, frivolity, or amount or nature of claim. Lender shall have obtained an independent search, at Borrower's expense, confirming that no such bankruptcy, foreclosure action, or other material litigation or judgment exists.

                  (n) Code/Other Searches. Lender has obtained such searches of the applicable public records as it deems necessary under all Applicable Laws to verify that it has a first and prior perfected Lien and security interest covering all of the Collateral.

                  (o) Taxes and Assessments. Lender has received copies of the most current tax bills related to the Resort, including the Land, Units, and Intervals thereat, together with evidence satisfactory to it that all taxes and assessments owed by or for which Borrower or an Association is responsible for collection have been paid, which taxes and assessments include, without limitation, sales taxes, room occupancy taxes, payroll taxes, personal property taxes, excise taxes, intangible taxes, real property taxes, income taxes, and any assessments related to the Resort and/or the Land, Units, or Intervals thereat. Lender shall also have received information satisfactory to Lender disclosing the tax identification numbers, tax rates, estimated tax values, assessment ratios, and estimated assessment values or amounts with respect to the Resort and the Land and the identities of the taxing authorities having jurisdiction over the Land and the Resort as well as the instrumentalities and entities having the power and jurisdiction to impose assessments against the Land or the Resort.

                  (p) Financial Statements. Lender has received the Financial Statements required by this Agreement and the other Loan Documents to be delivered to Lender or otherwise required by Lender, for Borrower and Guarantors, all in form and substance satisfactory to Lender.

                  (q) Appraisal. Unless waived by Lender, Borrower has furnished Lender with an MAI appraisal of the Resort, including but not limited to all real and personal property contemplated to become Mortgaged Real Property, Encumbered Intervals, or Encumbered Personal Property hereunder, prepared by a nationally recognized appraisal firm and in form and content acceptable to Lender, in its sole discretion.

                  (r) Physical Inspection. Lender may, in its sole discretion, at any time cause to be made its own physical inspection of the Resort. If Lender's physical inspection indicates that any structural or mechanical defect exists with respect to all or any portion of the Resort, Lender shall have the right to engage an independent engineering firm to prepare a structural and mechanical engineering report covering the Resort confirming that the Resort and the improvements thereat are mechanically and structurally sound. The cost of all inspections, reports, and any requisite remedial work with respect to the mechanical and structural condition of the Resort shall be borne entirely by Borrower.

                  (s) Permits and Approvals. Lender has received copies of building permit(s) and other satisfactory evidence that the Land, the Units, and other improvements thereto, including the Improvements, and the intended uses of the Resort are in compliance with all Applicable Laws, including, without limitation: (i) Environmental Laws; (ii) erosion control ordinances; (iii) doing-business and licensing laws, including those governing alcohol and beverages; (iv) the Americans with Disabilities Act of 1990 and any other laws protecting disabled or handicapped persons; and (v) zoning laws. All such permits and approvals granted to Borrower shall continue to be legally valid and shall remain in full force and effect for so long as any Obligations remain outstanding.

                  (t) Plans. Lender has received and approved complete and detailed as-built Plans which shall be satisfactory to Lender, in its sole discretion, including any changes or modifications thereto and including Plans for architectural, structural, mechanical, plumbing, electrical, and site development (including storm drainage, utility lines, erosion control, and landscaping)work. All Plans must be stamped with all required approvals from all applicable governmental authorities, certified under seal by the Architect, and signed by Borrower and the applicable general contractor to be true copies of the Plans architecturally and structurally approved by all authorities and agencies having jurisdiction thereover. No change shall be made thereafter in the Plans without the prior written consent of Lender.

                  (u) Certificate of Architect. Lender has received a Certificate of Architect from the Architect who prepared the Plans addressed to Lender and stating that (i) that there is adequate ingress and egress to the Resort and the Improvements thereat; (ii) that the applicable Plans have been approved by all applicable governmental authorities, meet all state construction, energy conservation, and Environmental Laws, and comply with all federal laws and regulations adopted pursuant to the Fair Housing Act of 1968 (as amended), the Americans with Disabilities Act of 1990, and all other Applicable Laws; (iii) that provisions have been made for the handicapped in accordance with all state and local ordinances, rules, and regulations; (iv) that the zoning is proper; (v) that all utilities necessary to service the Improvements and the Resort are available with adequate capacity; (vi) that all required governmental permits and approvals have been obtained; and (vii) such additional items as may reasonably be required by Lender; provided, however, that Lender, in its sole discretion, may elect to accept a Certificate of Architect that fails to make each and every one (1) of the foregoing statements, provided that Lender has received other written confirmation satisfactory to it, in its sole discretion, that each such statement is true and accurate.

                  (v) Lien Waivers. Lender has received a certificate or affidavit of Borrower certifying that within the past ninety (90) days, no work has been performed on the Resort for which payment has not been made in full and for which a Lien could be filed, together with such indemnity or other financial assurances as the Title Insurance Company may require to issue affirmative mortgagee's title insurance against mechanics' and materialmen's Liens, including, without limitation, waivers of Lien from each and every contractor, subcontractor, laborer, or material supplier performing services or supplying material to the Resort within the past ninety (90) days and an affidavit listing all of said entities and certifying that no work has been performed and no materials have been supplied for which the costs remain unpaid prior to the Closing Date or the date of the applicable Advance.

                  (w) Interval Sales. Lender has received written evidence to the effect that Borrower has complied in all respects with all Applicable Laws relating to the marketing and sale of Intervals, including but not limited to any Encumbered Intervals, at or with respect to the Resort, including but not limited to timeshare registration statutes, rules, and regulations.

                  (x) Resort Condominium Regime. Lender has received written evidence satisfactory to it, in its sole discretion, that all Units in which Borrower is selling Intervals have properly been annexed into the Resort Condominium Regime in full compliance with all Applicable Laws.

                  (y) Management Contract. Lender has received a copy of the management contract(s) for the Resort (the "Management Contract") and determined to its satisfaction that the Resort is being managed by a professional management company acceptable to Lender.

                  (z) Employment Contracts. Lender has received a copy of the employment contract for each officer of Borrower and determined to its satisfaction that the terms thereof are commercially reasonable.

                  (aa) Merger. Lender has received evidence satisfactory to Lender, in its sole discretion, that one hundred percent (100%) of the issued and outstanding shares of capital stock of ERC Acquisition Corp. ("Acquisition"), a Delaware corporation, following Acquisition's merger with Eastern Resorts Corporation, a Rhode Island corporation, have been validly and irrevocably transferred to Equivest, and that Acquisition has legally changed its name to Eastern Resorts Corporation, a Delaware corporation (i.e., one (1) of the Guarantors).

                  (bb) Timeshare Construction Credit Facility; Timeshare Receivables Hypothecation Facility. On or prior to the Closing Date, RFI has paid Lender any and all amounts previously advanced by Lender to RFI pursuant to the Timeshare Construction Credit Facility or the Timeshare Receivables Credit Facility, together with accrued but unpaid interest thereon, in respect of RFI's "Applicable Underlying Loans" (as such term is defined in the Loan and Security Agreements that evidence the Timeshare Construction Credit Facility and the Timeshare Receivables Credit Facility) to Borrower in connection with the acquisition, development, and construction of the Resort and the sale of Intervals thereat or with respect thereto.

                  (cc) Units/Intervals Free and Clear. Lender has received evidence satisfactory to it, in Lender's sole discretion, that all Units and Intervals, title to which is vested in either Association, are free and clear of any Liens, security interests, adverse claims, and other encumbrances of any type, except for the Permitted Liens and Encumbrances.

                  (dd) Miscellaneous. Such other matters as Lender shall reasonably require.

         True copies or, to the extent required hereby, originals of all of the above-referenced documents, instruments, forms, opinions, and other materials shall be delivered to Lender or its counsel at least five (5) days prior to the Closing Date, unless Lender, in its sole discretion, elects to shorten such time frame.

         4.2      Funding Procedures.

                  (a) Mortgage Component of the Loan.

                           (i) Mortgage Component Advance. Subject to all of the
terms, provisions, and conditions hereof, Lender shall make the Mortgage Component Advance to Borrower exclusively for the purposes set forth in Sections 2.1(a)(i) and (ii) above promptly following the recordation of the Resort Mortgage, Lender's perfection of its Liens and security interests in all other Collateral, and Borrower's complete satisfaction of all other conditions precedent to such Mortgage Component Advance set forth herein and in the other Loan Documents.

                           (ii) Payments by Lender. Notwithstanding any term,
provision, or condition hereof or of any other Loan Document to the contrary, Lender may, at any time and without a request therefor having been submitted by Borrower, advance Loan proceeds for the purpose of paying interest on the Loan, real estate taxes, insurance premiums, fees and expenses of Lender's counsel, or to cure an Event of Default. After the occurrence of an Event of Default or of an event or the existence of a condition which, with the giving of notice or the lapse of time or both, would constitute an Event of Default hereunder, Lender may make payments directly to any Person that has supplied labor, material, or services in connection with or incidental to the construction of any of the Improvements or for the payment of any other costs in connection with the Resort or any of Borrower's undertakings pursuant to the Loan Documents. Notwithstanding the foregoing provisions of this Section 4.2(a)(ii), and except as otherwise provided herein to the contrary, Lender shall furnish Borrower with written notice of Lender's intent to take any of the foregoing actions and afford Borrower ten (10) days in which to take such actions itself prior to Lender's doing so.

                  (b) Receivables Component of the Loan. Subject to all of the terms, provisions, and conditions hereof and of the other Loan Documents, Lender shall make the Receivables Component Advance to Borrower exclusively for the purpose set forth in Sections 2.1(b) above promptly following the recordation of the Resort Mortgage, Lender's perfection of its Liens and security interests in all other Collateral, and Borrower's complete satisfaction of all other conditions precedent to such Receivables Component Advance set forth herein and in the other Loan Documents. In particular, Borrower shall submit to Lender a written request for the Receivables Component Advance (the "Receivables Advance Request") in substantially the form of Exhibit "G," attached hereto and incorporated herein by this reference. Provided that no Event of Default hereunder has occurred, the Receivables Component Advance shall be made within five (5) Business Days following the last to occur of (a) Lender's receipt of the Receivables Advance Request and all items required to be submitted to Lender hereunder, including but not limited to those items referenced in this Section 4.2(b) (to the extent applicable); (b) Servicing Agent's written notification to Lender that all items submitted to Servicing Agent for its review pursuant hereto and the Servicing Agreement are acceptable (unless Lender, in its sole discretion, elects to waive this requirement); and (c) Lender's receipt of a written certification from Custodian that confirms that Custodian has in its possession each of the documents, instruments, and other items required to be delivered to Custodian pursuant to Section 3.5 hereof (unless Lender, in its sole discretion, has elected to take possession of such documents, instruments, and other items itself).

                           In particular, the obligation of Lender to make the
Receivables Component Advance shall be subject to the complete satisfaction of the following conditions precedent:

                           (i) Requests for Advances. The Receivables Advance
Request shall:

                                    (A) Be in writing;

                                    (B) Specify the principal amount of the
Advance requested;

                                    (C) Certify the amount of the then current
Borrowing Base;

                                    (D) Confirm that all representations and
warranties of Borrower contained in this Agreement are true and correct as of the date of the Receivables Advance Request and, after giving effect to the making of the requested Advance, will be true and correct as of the date on which the Receivables Component Advance is to be made;

                                    (E) State that no Default or Event of
Default exists as of the date of the Receivables Advance Request and, after giving effect to the making of such Receivables Component Advance, no Default or Event of Default would exist as of the date on which the Receivables Component Advance is to be made;

                                    (F) Be delivered to the office of Lender as
set forth in Section 11.1 hereof at least five (5) Business Days prior to the date of the requested Advance, unless Lender, in its sole discretion, agrees to shorten such time frame; provided, however, that Lender shall have no obligation whatsoever to make the Receivables Component Advance until five (5) days following its receipt of each and every item required to be furnished to Lender hereunder and its confirmation of Borrower's complete satisfaction of all conditions precedent to the making of such Receivables Component Advance.

                                    (G) Be signed by a duly authorized officer
of Borrower;

                                    (H) Be accompanied by Borrower's sworn
written certificate to the effect that, to the extent applicable, Borrower:

                                        (1) Has received no notice of any
asserted or threatened defense, offset, counterclaim, discount, or allowance in respect of each Note Receivable to be pledged to Lender through a collateral assignment of all of Borrower's right, title, and interest therein in connection with such Receivables Component Advance; and

                                        (2) Has received no notice of any
asserted or threatened defense, offset, counterclaim, discount, or allowance in respect of any Pledged Note Receivable; and

                                     (I) Be accompanied by such additional items
as Lender shall reasonably require, including, without limitation:

                                        (1) An aging report on the applicable
Pledged Notes Receivable; and

                                        (2) A delinquency report showing which
Notes Receivable in connection with the Receivables Component Advance are contractually past due and the duration of each such delinquency.

                                     Both such reports shall be in form and
substance satisfactory to Lender, in its sole discretion.

                           (ii) Loan Documents/Collateral. Not less than five
(5) Business Days prior to the date of the Receivables Component Advance (unless Lender, in its sole discretion, elects to shorten such time frame), Borrower shall have:

                                     (A) Delivered to Lender and Servicing Agent
a list of all Eligible Notes Receivable that are intended to be the subject of such Receivables Component Advance, indicating the unpaid principal balance owing on each of such Pledged Notes Receivable, together with such additional information as Lender may request;

                                     (B) Delivered to Lender and Servicing Agent
(or, if Lender shall so instruct, a designee appointed by Lender in writing) all documents, instruments, and other items described in Section 3.5(a) above;

                                     (C) Delivered to Lender (or if Lender shall
so instruct, a designee appointed by Lender in writing) an original Pledge and Assignment of Notes Receivable and Purchase Agreements in the form of Exhibit "B" hereto, duly executed and in proper form for recording, assigning to Lender all of Borrower's right, title, and interest in and to each Note Receivable identified in the exhibit or schedule thereto, together with all accounts, chattel paper, and general intangibles related thereto and the cash and noncash proceeds thereof. Such Pledge and Assignment of Notes Receivable and Purchase Agreements shall be recorded in the Newport Land Evidence Records, and corresponding UCC-1 financing statements shall be recorded in the Newport Land Evidence Records and filed with the Rhode Island Secretary of State; and

                                     (D) Delivered to Lender original UCC-1
financing statements covering the Collateral in general, to be recorded in the Newport Land Evidence Records and filed with the Rhode Island Secretary of State.

                  All Pledged Notes Receivable collaterally assigned to Lender must have evidence thereon of payment of all required documentary stamps and intangible taxes, if any.

                           (iii) Other Conditions. In addition to the other
conditions set forth in this Agreement, the making of the Receivables Component Advance shall be subject to the complete satisfaction of all of the following conditions as of the date of such Advance:

                                     (A) All of the closing conditions set forth
in the Commitment Letter, this Agreement, and the other Loan Documents have been fully satisfied by Borrower;

                                     (B) No Default or Event of Default exists
immediately prior to the making of such requested Advance or, after giving effect thereto, immediately after the making of such requested Advance;

                                     (C) The date on which the Receivables
Component Advance is to be made is a Business Day;

                                     (D) Lender has determined that each Pledged
Note Receivable as to which such Receivables Component Advance is sought is an Eligible Note Receivable and that such Advance will not be in an amount greater than the Borrowing Base;

                                     (E) All representations and warranties
contained herein, in the other Loan Documents, and in any certificates delivered to Lender in connection with the Loan are true and correct in all material respects;

                                     (F) Lender has received evidence
satisfactory to Lender, in its sole discretion, that all applicable Units have been accepted by the Exchange Company into its reciprocal exchange program; and

                                     (G) Lender has received evidence
satisfactory to Lender, in its sole discretion, that the Resort (including the marketing and sale of Intervals thereat or with respect thereto), the Collateral, Borrower, and Guarantors are in full compliance with all Applicable Laws.

SECTION 5. GENERAL REPRESENTATIONS AND WARRANTIES

         Borrower and Guarantors, jointly and severally, hereby represent and warrant to Lender as follows:

         5.1 Organization, Standing, Qualification. Borrower is a limited liability company duly organized, validly existing, and in good standing under the laws of the State of Rhode Island and as a foreign limited liability company under the laws of each jurisdiction in which the character or location of the properties owned by it or the business transacted by it requires licensing and qualification. Borrower has all requisite power to conduct its business and to execute, deliver, and perform its obligations under the Loan Documents.

         5.2 Organization, Standing, Qualification. Equivest is a corporation duly organized, validly existing, and in good standing under the laws of the State of Florida and as a foreign corporation under the laws of each jurisdiction in which the character or location of the properties owned by it or the business transacted by it requires licensing and qualification. ERC is a corporation duly organized, validly existing, and in good standing under the law of the State of Delaware and as a foreign corporation under the laws of each jurisdiction in which the character or location of the properties owned by it or the businesses transacted by it requires licensing and qualification. Each Guarantor has all requisite power, corporate or otherwise, to conduct its business and to execute, deliver, and perform its obligations under the Loan Documents.

         5.3      Authorization, Enforceability, Etc.

                  (a) The execution, delivery and performance by Borrower and Guarantors of the Loan Documents has been duly authorized by all necessary corporate and other actions by Borrower and Guarantors and does not and will not
(i) violate any provision of Borrower's or any Guarantor's articles of incorporation, bylaws, articles of organization, operating agreement, or any other agreement, statute, rule, regulation, order, writ, judgment, injunction, decree, determination, or award presently in effect to which Borrower or any Guarantor is a party or is subject; (ii) result in, or require the creation or imposition of, any Lien upon or with respect to any asset of Borrower or any Guarantor other than Liens in favor of Lender and the Permitted Liens and Encumbrances; or (iii) result in a breach of, or constitute a default by Borrower or any Guarantor under, any indenture, loan, or credit agreement or any other agreement, document, instrument, or certificate to which Borrower or any Guarantor is a party or by which it or any of its assets are bound or affected, including but not limited to any loan from or agreement of any type with a third party lender.

                  (b) No approval, authorization, order, license, permit, franchise, or consent of, or registration, declaration, qualification, or filing with, any governmental authority or other Person is required in connection with the execution, delivery, and performance by Borrower or Guarantors of any of the Loan Documents in addition to those that have already been obtained.

                  (c) The Loan Documents constitute legal, valid, and binding obligations of Borrower and Guarantors, enforceable against Borrower and Guarantors in accordance with their respective terms.

                  (d) The execution and delivery of the Loan Documents, the delivery and endorsement to Lender of the Pledged Notes Receivable, the recordation of the Resort Mortgage in the Newport Land Evidence Records, the filing and recordation of UCC-1 financing statements with the Rhode Island Secretary of State and in the Newport Land Evidence Records, respectively, and the recordation (as appropriate) of the Pledge and Assignment of Notes Receivable and Purchase Agreements and the other Loan Documents create in favor of Lender valid and perfected continuing first priority Liens and security interests in and to all of the Collateral. The Collateral secures the full payment and performance of the Obligations.

                  (e) To the best of Borrower's knowledge after good faith diligent inquiry, none of the Pledged Notes Receivable is forged or has affixed thereto any unauthorized signatures or has been entered into by any Person without the required legal capacity.

                  (f) There have been no material modifications or amendments whatsoever to the Pledged Notes Receivable, other than those expressly approved by Lender in writing, the originals of which have been delivered to Custodian.

                  (g) To the best of Borrower's knowledge after good faith diligent inquiry, the makers of the Pledged Notes Receivable have no defenses, offsets, claims, or counterclaims, relating thereto or to the related Purchase Agreements or any other related documents or instruments.

                  (h) The Resort Mortgage constitutes and will continue to constitute a valid and enforceable first and exclusive Lien and security interest on the Mortgaged Real Property and the Encumbered Intervals.

                  (i) The Pledged Notes Receivable are and shall remain in full force and effect as valid and binding obligations of the respective makers thereof in favor of Lender, as the collateral assignee of Borrower's right, title, and interest therein.

                  (j) The grant of the Liens and security interests described herein by Borrower in favor of Lender has not adversely affected and will not adversely affect the validity or enforceability of the obligations of the respective makers of the Pledged Notes Receivable thereunder or pursuant to their respective Purchase Agreements or any related documents or instruments.

                  (k) Lender is not and shall not be required to take, and Borrower has taken, any and all required steps to perfect and maintain Lender's Liens and security interests in the Collateral (other than maintaining or causing Custodian to maintain possession, custody, and control of the portion of the Collateral constituting instruments and timely filing continuation statements for UCC financing statements); and Lender is not and shall not be required to collect or realize upon the Collateral or any distribution of interest or principal, nor shall loss of, or damage to, any Collateral release Borrower or Guarantors from any of the Obligations.

         5.4 Financial Statements and Business Condition. The Financial Statements fairly present the respective financial conditions and results of operations of Borrower and Guarantors as of the date or dates thereof and for the periods covered thereby. There are no material liabilities, direct or indirect, fixed or contingent, of Borrower or Guarantors as of the dates of such Financial Statements that are not reflected therein or in the notes thereto that have not otherwise been disclosed to Lender in writing. Except for any such changes heretofore expressly disclosed in writing to Lender, there have been no material adverse changes in the respective financial conditions of Borrower or Guarantors from the financial conditions shown in their respective Financial Statements, nor have Borrower or Guarantors incurred any material liabilities, direct or indirect, fixed or contingent, that are not shown in their respective Financial Statements. Borrower and Guarantors are able to pay all of their respective debts as they become due, and Borrower and Guarantors, as the case may be, will maintain such solvent financial condition, giving effect to the Obligations, as long as Borrower or Guarantors are obligated to Lender under this Agreement or any of the other Loan Documents.

Neither Borrower's nor Guarantors' Obligations under this Agreement and the other Loan Documents will render Borrower or Guarantors unable to pay their respective debts as they become due.

         5.5 Taxes. Borrower represents and warrants that (a) it has paid in full all ad valorem taxes and other taxes and assessments levied against the Collateral, and Borrower knows of no basis for any additional taxes or assessments against the Resort or Collateral; and (b) it has filed all tax returns required to have been filed by it and has paid or will pay, prior to delinquency, all taxes shown to be due and payable on such returns, including interest and penalties, and all other taxes that are payable by it. To the best of Borrower's knowledge after good faith diligent inquiry, no tax audit is pending or threatened with respect to Borrower or any Guarantor.

         5.6 Title to Collateral and Other Properties; Prior Liens. Borrower has good and marketable title to all of the Collateral, including but not limited to all Mortgaged Real Property, Encumbered Intervals, and Pledged Notes Receivable, together with all rights, properties, and benefits appurtenant or related thereto. Other than those granted in favor of Lender, there are no Liens, security interests, charges, or other encumbrances against all or any portion of the Collateral or any Units or Intervals, title to which is vested in the Condominium Association or the Timeshare Association, including but not limited to Units R-201, R-202, R-203, R-204, R-205, R-206, R-207, R-208, R-209, R-210,
and R-211 of the Resort Condominium Regime's first phase, except for the Permitted Liens and Encumbrances set forth in Exhibit "D" hereto. No financing statement or other instrument similar in effect covering all or any portion of the Collateral or such Units or Intervals is on file in any filing or recording office, except such as may have been filed or recorded in favor of Lender.

         5.7 Subsidiaries, Affiliates, and Capital Structure. Guarantors are involved in the business operations of and derive substantial financial benefit from Borrower, and all parties hereto will derive substantial financial benefit from the Loan. Equivest owns and shall continue to own one hundred percent (100%) of the authorized, issued, and outstanding shares of common stock of ERC, and ERC is and shall remain the sole member of Borrower. For so long as Borrower is obligated to Lender under any of the Loan Documents, there shall be no change of ownership of Borrower or any Guarantor, other than the reasonable and customary trading of the stock of Equivest on the public market. None of the Affiliates of Borrower or any Guarantor are parties to any proxies, voting trusts, shareholder agreements, or similar arrangements, pursuant to which voting authority, rights, or discretion with respect to Borrower or any Guarantor is vested in any other Person, except for that certain Stockholders' Agreement dated July 16, 1998, by and among Equivest, R. Perry Harris, and Karen Harris, that certain Warrant to Purchase Common Stock of Equivest Finance, Inc. dated July 17, 1998, in favor of Lender, and that certain Registration Rights Agreement dated July 17, 1998, by and between Equivest and Lender.

         5.8 Litigation, Proceedings, Etc. There are no actions, suits, proceedings, orders, or injunctions pending or, to the best of Borrower's knowledge after good faith diligent inquiry, threatened against or affecting Borrower, any Guarantor, their respective Affiliates, or the Resort, at law or in equity, or before or by any governmental authority or other tribunal, that (a) could have a material adverse effect on Borrower, Guarantors, any Affiliate of Borrower or Guarantors, or the Resort that have not been fully disclosed to Lender in writing prior to the Closing Date; or (b) could have a material adverse effect on all or any portion of the Collateral. Exhibit "H," attached hereto and incorporated herein by this reference, describes all currently pending litigation against Borrower, Guarantors, or any Affiliate thereof.

         5.9 Licenses, Permits, Etc. Borrower, the Resort, the Associations, and all other Persons involved in the management or operation of the Resort possess and will at all times continue to possess all requisite franchises, certificates of convenience and necessity, operating rights, approvals, licenses, permits, consents, authorizations, exemptions, and orders as are reasonably necessary or appropriate to carry on its or their business as it is now being conducted, without any known conflict with the rights of others and, with respect to Borrower and the Collateral, in each case subject to no mortgage, pledge, Lien, lease, encumbrance, charge, security interest, title retention agreement, or option other than the Permitted Liens and Encumbrances. All such franchises, certificates of convenience and necessity, operating rights, approvals, licenses, permits, consents, authorizations, exemptions, and orders are presently in full force and effect, and there is no action currently pending or threatened effort to revoke or modify any of them.

         5.10 Environmental Matters. The Resort contains no Hazardous Materials, and no Hazardous Materials are used or stored at or transported to or from the Resort, except for: (a) such Hazardous Materials as may be generated, used, stored, or transported in connection with the permitted uses of the Mortgaged Real Property and then only to the extent permitted by law after obtaining all necessary permits and licenses therefor; and (b) those Hazardous Materials that are described in the Settlement Agreement. Furthermore, neither Borrower nor any representative thereof has received notice from any governmental agency or other Person with regard to Hazardous Materials on, under, or affecting all or any portion of the Collateral, and neither Borrower, the Associations, the Resort, any managers thereof, nor any Collateral are in violation of any Environmental Laws.

         5.11 Full Disclosure. NO INFORMATION, EXHIBIT, OR WRITTEN REPORT OR THE CONTENT OF ANY SCHEDULE FURNISHED BY OR ON BEHALF OF BORROWER OR GUARANTORS TO LENDER IN CONNECTION WITH THE LOAN, THE RESORT, OR THE COLLATERAL, AND NO REPRESENTATION OR STATEMENT MADE BY BORROWER OR GUARANTORS IN ANY LOAN DOCUMENT, CONTAINS ANY MATERIAL MISSTATEMENT OF FACT OR OMITS THE STATEMENT OF A MATERIAL FACT NECESSARY TO MAKE THE STATEMENT CONTAINED HEREIN OR THEREIN NOT MISLEADING. NEITHER BORROWER NOR GUARANTORS KNOW OF ANY FACT OR CONDITION THAT COULD ADVERSELY AFFECT THE OPERATION OF THE RESORT IN ACCORDANCE WITH ALL APPLICABLE LAWS OR IMPEDE OR PRECLUDE BORROWER'S

OR GUARANTORS' PERFORMANCE OF THEIR RESPECTIVE OBLIGATIONS PURSUANT TO THE LOAN DOCUMENTS.

                                                    Borrower's Initials: ____

                                                    Guarantors' Initials: ______


         5.12 Use of Proceeds/Margin Stock. None of the proceeds of the Loan will be used to purchase or carry any "margin stock" (as defined under Regulation U of the Board of Governors of the Federal Reserve System, as in effect from time to time), and no portion of the proceeds of the Loan will be extended to others for the purpose of purchasing or carrying margin stock. None of the transactions contemplated in this Agreement (including, without limitation, the use of the proceeds from the Loan) will violate or result in the violation of Section 7 of the Securities Exchange Act of 1934, as amended, or any regulations issued pursuant thereto, including, without limitation, Regulations G, T, U and X of the Board of Governors of the Federal Reserve System, 12 C.F.R. Part 11. The proceeds of the Loan will be disbursed only for the purposes set forth in Section 2.1 hereof.

         5.13 No Defaults. No Default or Event of Default exists, and there is no breach or violation in any material respect of any term of any document, contract, agreement, charter instrument, bylaws, or other instrument to which Borrower, Guarantors, or any Affiliate thereof is a party or by which it may be bound.

         5.14 Restrictions on Borrower and Guarantors. Neither Borrower, any Guarantor, nor any Affiliate thereof is a party to any contract or agreement, or subject to any Lien, charge, or restriction, that materially and adversely affects its business. Neither Borrower nor any Guarantor will be, on or after the Closing Date, a party to any contract or agreement that restricts its right or ability to incur indebtedness or prohibits Borrowers or any Guarantor's execution and delivery of, or compliance with the terms of, this Agreement or the other Loan Documents, other than the documents and instruments that evidence or secure the Bridge Loan Credit Facility. Borrower has not agreed or consented to cause or permit in the future (upon the happening of any contingency or otherwise) any of the Collateral, whether now owned or hereafter acquired, to be subject to a Lien except in favor of Lender as provided hereunder and the Permitted Liens and Encumbrances.

         5.15 Broker's Fee. Lender and Borrower represent to each other that neither of them has made any commitment or taken any action that could result in a claim for any broker's, finder's, or other similar fees or commissions with respect to any of the transactions contemplated by this Agreement. Borrower agrees to indemnify Lender and save and hold Lender harmless from and against all claims of any Person for any broker's or finder's fee, commission, or similar amount, unless such claim arises as the result of any commitment or action of Lender, and this indemnity shall include reasonable attorneys' fees and legal expenses.

         5.16 Tax Identification/Social Security Numbers. Borrower's and Guarantors' respective federal taxpayer identification numbers are as follows:

                      Borrower:        05-04800542

                      Equivest:        59-2346270

                      ERC:             Not yet obtained as of the Closing Date

         5.17 Legal Compliance. Borrower has, in all material respects, complied fully with all Applicable Laws in connection with the Resort and the Collateral, including but not limited to (i) the Interstate Land Sales Full Disclosure Act;
(ii) any applicable condominium and timeshare statutes, rules, and regulations, including but not limited to those governing the administration and operation of the Associations and those requiring registration of the Intervals as a legal prerequisite to the marketing and sale thereof, including, without limitation, the Rhode Island Condominium Act, Title 34, Chapter 36.1 of the General Laws of the State of Rhode Island, and the Rhode Island Real Estate Time-share Act, Title 34, Chapter 41 of the General Laws of the State of Rhode Island; (iii) Regulation Z of the Federal Reserve Board; (iv) the Equal Credit Opportunity Act; (v) Regulation B of the Federal Reserve Board; (vi) Section 5 of the Federal Trade Commission Act; (vii) all applicable state and federal securities laws; (viii) all applicable usury laws; (ix) all applicable trade practices, home and telephone solutions sweep-stakes, lottery, and other consumer credit and protection laws; (x) all applicable real estate sales licensing, disclosure, reporting, and escrow laws; (xi) the Americans with Disabilities Act of 1990 and all other accessibility requirements; (xii) the federal postal laws; (xiii) the Real Estate Settlement Procedures Act; (xiv) the Fair Housing Act of 1968; and
(xv) all amendments to and rules and regulations promulgated under the foregoing. Furthermore, to the best of Borrower's knowledge after good faith diligent inquiry the Resort and the improvements (including the Improvements) thereat have been constructed and are and will continue to be operated in compliance with all applicable zoning requirements, building codes, subdivision ordinances, licensing requirements, all covenants, conditions, and restrictions of record, and all other Applicable Laws. Borrower is not aware of any reasons (other than the completion of all requisite applications therefor in the ordinary course of business) why it cannot obtain all necessary permits, licenses, certificates, franchises, consents, exemptions, orders, and approvals to develop and operate the Resort and construct the Improvements thereat. Before Borrower markets, offers for sale, or sells Intervals in any jurisdiction other than the State of Rhode Island, Borrower will promptly so notify Lender and provide Lender with evidence satisfactory to Lender that Borrower has fully complied with all laws of such jurisdiction governing its proposed conduct therein.

         5.18 Deferred Compensation Plans. Borrower has no pension, profit sharing, or other compensatory or similar plan (herein called a "Plan") providing for a program of deferred compensation for any employee or officer. No fact or situation, including but not limited to any "Reportable Event," as that term is defined in Section 4043 of the Employee Retirement Income Security Act of 1974, as the same may be amended from time to time (the "Pension Reform Act"), exists or will exist in connection with any Plan of Borrower that might constitute grounds for termination of any Plan by the Pension Benefit Guaranty Corporation or cause the appointment by the appropriate United States District Court of a Trustee to administer any such Plan. No "Prohibited Transaction" within the meaning of Section 406 of the Pension Reform Act exists or will exist upon the execution and delivery of this Agreement or the performance by the parties hereto of their respective duties and obligations hereunder. Borrower will (a) at all times make prompt payment of contributions required to meet the minimum funding standards set forth in Sections 302 through 305 of the Pension Reform Act with respect to each of their Plans; (b) promptly, after the filing thereof, furnish to Lender copies of each annual report required to be filed pursuant to Section 103 of the Pension Reform Act in connection with each Plan for each Plan Year, including any certified financial statements or actuarial statements required pursuant to said Section 103; (c) notify Lender immediately of any fact, including but not limited to any Reportable Event arising in connection with any Plan that might constitute grounds for the termination thereof by the Pension Benefit Guaranty Corporation or for the appointment by the appropriate United States District Court of a Trustee to administer the Plan; and (d) notify Lender of any "Prohibited Transaction," as that term is defined in Section 406 of the Pension Reform Act. Borrower will not (a) engage in any Prohibited Transaction; or (b) terminate any such Plan in a manner that could result in the imposition of a Lien on any asset of Borrower, pursuant to
Section 4068 of the Pension Reform Act.

         5.19 Labor Relations. Borrower's employees are not parties to any collective bargaining agreement with Borrower and, to the best of Borrower's knowledge, there are no material grievances, disputes, or controversies with any union or any other organization of Borrower's employees, or threats of strikes, work stoppages, or any asserted pending demands for collective bargaining by any union or organization.

         5.20     Resort.

                  (a) Timeshare Plan. The Resort, which is located at 5 Washington Street, Newport, Rhode Island 02840, has been established and dedicated and is and will remain a timeshare plan and project in full compliance with all Applicable Laws. All Land, Units, all other Improvements thereon, the Common Areas, the Common Furnishings, and all related real and personal property have been and will continue to be duly submitted to the provisions of the Declarations, as appropriate. Borrower has already paid a partial release fee to RFI with respect to those Units listed in Exhibit "F" hereto. Borrower will not vote to amend and will ensure that the other members of the Associations do not vote to terminate or amend either Declaration in any material respect without the prior written approval of Lender.

                  (b) Access. The Resort and all Units and Common Areas thereat have direct access to publicly dedicated roads, and all roadways inside the Resort have been completed and are subject to an access and use easement or other dedication or provision that benefits and will continue to benefit all Purchasers. All curb cuts and traffic signals shown on the Plans are existing or have been fully approved by all necessary governmental authorities.

                  (c) Utilities. Electricity, gas, sanitary and stormwater sewer, telephone, water, and other reasonably necessary utilities are available, and there is sufficient capacity to service the Resort and all Units, Common Areas, and Common Furnishings thereat. Any easements necessary to the furnishing of such utility services have been obtained, duly recorded, and inure to the benefit of the Associations and all Purchasers.

                  (d) Amenities. Each Purchaser of an Interval has and will continue to have access to and the full use and enjoyment of all of the Common Areas, Common Furnishings, and public utilities of the Resort, all in accordance with the Declarations and the other Timeshare Documents.

                  (e) Assessments. Each Purchaser is automatically a member of the Condominium Association and the Timeshare Association, each of which is a Rhode Island non-profit corporation that has the authority to levy annual assessments to cover the costs of maintaining and operating the Resort. Each Association is solvent, and currently levied assessments upon Purchasers will be adequate to cover the costs of maintaining and operating the Resort and to establish and maintain reasonable reserves for deferred maintenance and capital improvements. Borrower is current with respect to the payment of all assessments and other amounts owed to the Condominium Association and the Timeshare Association in connection with any Units and Intervals of which Borrower is deemed the owner. There are no events which currently exist or could reasonably be foreseen by Borrower that could give rise to a material increase in such costs. Borrower will use its best efforts to cause the Condominium Association and the Timeshare Association to maintain the reserves described above. Any Lien in favor of the Condominium Association or the Timeshare Association for delinquent assessments or other amounts due with respect to any Unit or Interval will be subordinate and subject to the Lien of the Resort Mortgage.

         5.21 Timeshare Documents and Reports. Borrower has furnished Lender with true and correct copies of all Timeshare Documents, the form and content of which have been approved by all applicable governmental authorities, to the extent required.

         5.22 Operating Contracts. Borrower has furnished Lender with true and correct copies of all contracts, agreements, and arrangements relating to the operation of the Resort to which Borrower is a party or holds any interest in and that in any way relate to the use, occupancy, maintenance, or enjoyment of the Units or the Intervals thereat (the "Operating Contracts"). All of the Operating Contracts are and shall, absent Lender's prior written consent, remain unmodified, free and clear of any Lien except a Lien in favor of Lender, as assignee of Borrower's interest therein, and in full force and effect.

         5.23 Reliance by Lender. All representations, warranties, covenants, and agreements made herein or in any certificate or other document delivered to Lender by or on behalf of Borrower, pursuant to or in connection with this Agreement, shall be deemed to have been relied upon by Lender, notwithstanding any investigation heretofore or hereafter conducted by or on behalf of Lender, and shall survive the making of the Advances and payments contemplated hereby.

SECTION 6. COVENANTS

         6.1 Affirmative Covenants. For so long as any of Borrower's Obligations remain unsatisfied, Borrower hereby covenants and agrees with Lender as follows:

                  (a) Payment and Performance of Obligations. Borrower shall repay all of the Loan and all related amounts when and as the same become due and payable, and Borrower shall strictly observe and perform all of the Obligations, including, without limitation, all covenants, agreements, terms, conditions, and limitations contained in the Loan Documents, and will do all things necessary that are not prohibited by law to prevent the occurrence of any Default or Event of Default hereunder; and Borrower will maintain an office or agency in the State of Rhode Island where notices, presentations, and demands in respect of the Loan Documents may be made upon Borrower.

                  (b) Maintenance of Existence, Qualification and Assets. Borrower shall at all times (i) maintain its legal existence; (ii) maintain its qualification, where required, to transact business and good standing in the State of Rhode Island and in any other jurisdiction in which it conducts business; and (iii) comply or cause its compliance with all Applicable Laws.

                  (c) Maintenance of Insurance. Borrower shall ensure that policies of insurance with premiums therefor being paid when due, are maintained and shall deliver to Lender originals of insurance policies (together with paid premium invoices in respect thereof) issued by such insurance companies, in such amounts, in such form, in such substance, and with such expiration dates, as are acceptable to Lender, in its sole discretion, and containing waivers of subrogation rights by the insuring company, noncontributory standard mortgagee benefit clauses or their equivalents, and mortgagee loss payable endorsements in favor of and satisfactory to Lender and breach of warranty coverage, providing the following types of insurance on and with respect to Borrower and the Resort:

                           (i) As to all Improvements that have already been
completed as of the date hereof, "All Risk Special Form" insurance coverage (including fire, lightning, hurricane, tornado, wind and water damage, earthquake, vandalism, and malicious mischief coverage) covering all real and personal property that comprises the Resort, in an amount not less than the full replacement value of such improvements and personal property, and said policy of insurance shall provide for a deductible acceptable to Lender, breach of warranty coverage, and replacement cost endorsements satisfactory to Lender, and shall not permit coinsurance. All insurance shall specifically cover architectural and engineering fees necessary to repair or replace any insured portion of the Resort and shall cover debris removal;

                           (ii) Public liability and property damage insurance
covering the Resort (including coverage for liquor-related liability) in amounts and on terms satisfactory to Lender, in its sole discretion; and

                           (iii) Such other insurance on the Resort or any
replacements or substitutions therefor, including, without limitation, rent loss, business interruption, flood insurance (if the Resort is or becomes located in an area that is considered a flood risk by the U.S. Emergency Management Agency or pursuant to the National Flood Insurance program), in such amounts and upon such terms as may from time to time reasonably be required by Lender.

                  Lender shall expressly be named an insured and loss payee in each insurance policy described in this Section 6.1(c). To the extent that any "institutional mortgagee," "institutional lender," "mortgagee," or "secured party" (as defined or used in either of the Declarations) other than Lender has any rights to approve the form of insurance policies with respect to the Resort, the amounts of coverage thereunder, the insurers under such policies, or the designation of an attorney-in-fact for purposes of dealing with damage to any part of the Resort or insurance claims or matters related thereto or any successor to such attorney-in-fact or any changes with respect to any of the foregoing, Borrower shall take all steps as may be necessary or appropriate, in Lender's sole discretion, to ensure that Lender shall at all times have a co-equal right with such other "institutional mortgagee," "institutional lender," or other "mortgagee" (including, without limitation, Borrower or any third-party lender), to approve all such matters and any proposed changes in respect thereof; and Borrower shall not cause and shall use its best efforts to prohibit any changes with respect to any insurance policies, insurers, coverage, attorney-in-fact or insurance trustee, if any, without Lender's prior written approval.

                  In the event of any insured loss or claim in respect of all or any portion of the Resort, Borrower shall cause all proceeds of such insurance policies to be applied in a manner consistent with the Timeshare Documents and all Applicable Laws.

                  All insurance policies required pursuant to this Agreement (or the Timeshare Documents) shall provide that the coverage afforded thereby shall not expire or be amended, canceled, modified, or terminated without at least thirty (30) days' prior written notice to Lender and contain a provision affirming Lender's rights and benefits thereunder, despite any violation of the applicable policy terms by Borrower or other Person. At least thirty (30) days prior to the expiration date of each policy maintained pursuant to this Section 6.1(c), a certified copy of a renewal or replacement thereof satisfactory to Lender shall be delivered to Lender, along with evidence satisfactory to Lender that the premium therefor has been paid in full. The delivery of any insurance policies hereunder shall constitute an assignment of all unearned premiums as further security for the Obligations. In the event that all required premium payments for all such insurance policies are not paid at least thirty (30) days prior to the expiration date of each policy maintained pursuant to this Section 6.1(c), Borrower shall, immediately upon receiving notice thereof, notify Lender in writing of such failure to timely pay the required insurance premiums. Borrower shall make a good faith inquiry on a regular basis to each Association to determine whether all insurance premiums for which it is responsible with respect to insurance on all or any portion of the Collateral have been timely paid. If Borrower determines upon such inquiry or otherwise that any required insurance premiums have not been paid, Borrower shall immediately notify Lender of such failure to timely pay the required insurance premium, and Borrower shall have thirty (30) days from receipt of a written request from Lender to cause the required insurance premiums to be paid. If the required insurance premiums are not paid within such thirty (30) day period, Lender may, in its sole discretion, without any obligation to do so, choose to pay such required insurance premiums, in which case Borrower shall pay Lender interest at the Default Rate on any amounts so advanced. Lender may also, in its sole discretion, in the event any required insurance premiums are not paid when due, establish an insurance escrow account from which Lender may make insurance payments when insurance premiums shall become due. If any required insurance premiums are not paid as required and Lender elects not to pay such insurance premiums or establish an escrow account for payment thereof, such failure shall constitute an Event of Default hereunder.

                  In the event of any fire or other casualty to or with respect to all or any portion of the Resort, Borrower covenants that it shall use its good faith best efforts to cause the prompt restoration, repair, or replacement of the damaged portion(s) or the Resort and the repair or replacement of any other personal property to the same condition as immediately prior to such fire or other casualty and, with respect to the real and personal property comprising the Resort, in accordance with the terms of the Timeshare Documents and all Applicable Laws. The insufficiency of any net insurance proceeds shall in no way relieve Borrower from its obligations as set forth herein. In Lender's sole discretion, any and all insurance proceeds payable to or received by Lender pursuant to the Declarations or the applicable insurance policies may be applied to the payment of the Obligations, whether or not due and in whatever order Lender elects, consistent with the terms of the applicable insurance policy and the Declarations.

                  Borrower shall in good faith cooperate with Lender in obtaining for Lender the benefits of any insurance or other proceeds lawfully or equitably payable to Borrower or any Guarantor in connection with the transactions contemplated hereby and in paying any Obligation (including the payment to Borrower of the expense of an independent appraisal on behalf of Lender in case of a fire or other casualty affecting the Resort).

                  (d) Maintenance of Collateral. Borrower shall execute and deliver (or cause to be executed and delivered) to Lender all security agreements, financing statements, assignments, and such other agreements, documents, instruments, and certificates, and all supplements and amendments thereto, and take all such other actions, as Lender deems necessary or appropriate in order to maintain as valid, enforceable, and perfected first priority Liens and security interests, all Liens and security interests in the Collateral granted to Lender to secure the Obligations. Borrower shall not grant extensions of time for the payment of, or compromise for less than the full face value or release in whole or in part, any Purchaser or other Person liable for the payment of, or allow any credit whatsoever except for the amount of cash to be paid upon, any Pledged Note Receivable, or any other instrument, chattel paper, or document that constitutes the Collateral.

                  (e) Payment of Taxes and Claims. Borrower agrees to pay or cause to be paid, when due, all taxes, charges, and assessments of any kind imposed on or with respect to the Loan or any of the Loan Documents, the Resort, the Units, the Intervals, or any other Collateral, including but not limited to the Mortgaged Real Property and the Encumbered Intervals, together with any revenue, income, or profits derived therefrom. To the extent that any such taxes, charges, or assessments are payable by an Association, Borrower shall make good faith inquiry on a regular basis to determine whether all such taxes, charges, and assessments have been paid. Borrower shall immediately notify Lender in writing of any failure to timely pay any such taxes, charges, or assessments. In the event that Lender determines (through notice from Borrower or otherwise) that any such taxes, charges, or assessments have not been paid when due, Borrower shall have thirty
(30) days from receipt of a written request for payment from Lender to cause the required taxes, charges, or assessments to be paid. If such required taxes, charges, and assessments (and any applicable late charges and interest) are not paid within such thirty (30) day period, Lender may, in its sole discretion, without any obligation to do so, choose to pay such taxes, charges, or assessments on behalf of Borrower or the applicable Association, in which case Borrower shall pay Lender interest at the Default Rate on any amounts so advanced. In the event Lender elects not to pay the required taxes, charges, or assessments and the same are not paid as set forth above, such failure shall constitute an Event of Default hereunder. Borrower shall pay, where applicable, or shall use its best efforts to cause the Condominiums Association and/or the Timeshare Association, as appropriate, to pay on a timely basis all other charges and assessments levied against Borrower, the Condominium Association, the Timeshare Association, the Resort, any Unit, any Interval, or any other Collateral, including but not limited to the Mortgaged Real Property and the Encumbered Intervals, together with any revenue, income, or profits derived therefrom (including, without limitation, claims for labor, services, materials, or supplies). Except for the Liens in favor of Lender granted pursuant to the Loan Documents, and except as otherwise specifically provided for herein, Borrower covenants and agrees that in the event that any statutory or other Lien (including, without limitation, any mechanics', materialmen's, judgment, or tax liens) attaches to any of the Collateral (except for the Permitted Liens and Encumbrances), Borrower shall, within thirty (30) days after any such Lien attaches, either (i) cause such Lien to be released of record; or (ii) provide Lender with a bond in accordance with the applicable laws of the State of Rhode Island issued by a corporate surety acceptable to Lender, in its sole discretion, in an amount and form acceptable to Lender.

                  (f) Inspections. Borrower shall, at any time and from time to time, upon reasonable notice and at the expense of Borrower, including but not limited to the travel expenses of Lender's agents, permit Lender and its agents and representatives to inspect the Resort, any Collateral, or any of Borrowers or Guarantors' assets, including but not limited to all documents, bank statements, and other records within Borrower's possession, custody, or control, and to examine and make copies and abstracts thereof, and to discuss its affairs, finances, and accounts with any of their officers, employees, Affiliates, contractors, or independent certified public accountants (and by this provision, Borrower authorizes said accountants to discuss with Lender, its agents or representatives, the affairs, finances, and accounts of Borrower). Lender agrees to use reasonable efforts not to interfere unreasonably with Borrower's business operations in connection with any such inspections. Without limiting the foregoing, Lender shall have the right to make such credit investigations as Lender may deem appropriate, in its sole discretion, in connection with its review of any Notes

Receivable. Borrower shall make available to Lender all such credit and other information in Borrower's custody, possession, or control or to which Borrower may have access with respect to any Purchasers or other obligors with respect to any Notes Receivable as Lender may request.

                  (g) Reporting Requirement. For so long as any of the Obligations remain unsatisfied, Borrower shall furnish (or cause to be furnished, as the case may be) to Lender, in each case certified in writing by Borrower and Guarantors as true and correct, the following items in substantially the forms contained in Exhibit "I," attached hereto and incorporated herein by this reference, as appropriate:

                           (i) Monthly Financial Reports. As soon as available
and in any event within ten (10) days after the end of each calendar month: (i) a report showing the trial balance of the Pledged Notes Receivable; (ii) a current aging report on the Pledged Notes Receivable; (iii) a report detailing all amounts of every possible description received by or on behalf of Borrower with respect to each Pledged Note Receivable during the preceding calendar month and how such amounts were allocated between principal, interest, and other categories; (iv) a delinquency report on all Pledged Notes Receivable; (v) a Borrowing Base report substantially in the form contained in Exhibit "I," attached hereto and incorporated herein by this reference; (vi) monthly reports from Lockbox Agent as required pursuant to the Lockbox Agreement; (vii) monthly reports from Servicing Agent as required pursuant to the Servicing Agreement; and (viii) such other monthly reports and other information as shall reasonably be requested by Lender;

                           (ii) Quarterly Financial Reports. As soon as
available and in any event within forty-five (45) days following the end of each calendar quarter, unaudited statements of income and expense of Borrower, each Guarantor, and each Association for the quarterly period in question and balance sheets of Borrower and each Guarantor as of the last day of such calendar quarter, all in such detail and scope as may be reasonably required by Lender, prepared in accordance with GAAP and on a basis consistent with prior accounting periods and certified as true and correct by Borrower's, Guarantors', and each Association's respective chief financial officers, as appropriate;

                           (iii) Annual Audited Financial Reports. As soon as
available and in any event within one hundred twenty (120) days after the end of each of calendar year or other fiscal year as may be applicable with respect to Borrower, each Guarantor, and each Association (a "Fiscal Year"), statements of income and expense of each such entity for the annual period ended as of the end of such Fiscal Year, and balance sheets of each such entity as of the end of such Fiscal Year, all in such detail and scope as may be reasonably required by Lender and prepared and audited by an independent certified public accounting firm acceptable to Lender in accordance with GAAP and on a basis consistent with prior accounting periods. The annual financial statements of Borrower, each Guarantor, and each Association shall be certified by the chief financial officer of Borrower, each Guarantor, and each Association to be true, correct, and complete, and shall otherwise be in form acceptable to Lender;

                           (iv) Officer's Certificate. Each set of annual
Financial Statements or reports delivered to the Lender pursuant to Sections 6.1(g)(i), (ii), and (iii) hereof shall be accompanied by a certificate of the President or the Treasurer of Borrower or the applicable Guarantor, as appropriate, setting forth that the signers have reviewed the relevant terms of this Agreement (and all other agreements and exhibits between the relevant parties), have made, or caused to be made, under their supervision, a review of the transactions and conditions of Borrower or the applicable Guarantor from the beginning of the period covered by the Financial Statements or reports being delivered therewith to the date of the certificate, and that such review has not disclosed the existence during such period of any condition or event that constitutes a Default or Event of Default or, if any such condition or event existed or exists or will exist, specifying the nature and period of existence thereof and what action Borrower or the applicable Guarantor has taken or proposes to take with respect thereto;

                           (v) Sales Reports. Within ten (10) days after the end
of each calendar month and within thirty (30) days after the end of each Fiscal Year, Borrower shall deliver to Lender a sales report detailing the sales of all Intervals at or with respect to the Resort for the period covered thereby, together with all Interval sales made by Borrower that have been canceled during such period. Such reports shall also indicate the number of Units and Intervals that remain encumbered by the Resort Mortgage and the number of Units and Intervals for which partial releases from such Resort Mortgage, if any, have been recorded during such period and during the term of the Loan. Such reports shall be certified by Borrower to be true, correct, and complete and otherwise be in a form approved by Lender;

                           (vi) Audit Reports. Promptly upon receipt thereof,
two (2) copies of each other report submitted to Borrower, or any Guarantor by independent public accountants or other Persons in connection with any annual, interim, or special audit made by them of the books of Borrower or any Guarantor;

                           (vii) Notice of Default or Event of Default. Promptly
upon becoming aware of the existence of any condition or event that constitutes a Default or an Event of Default hereunder or pursuant to any of the other Loan Documents, a written notice specifying the nature and period of existence thereof and what action Borrower is taking or proposes to take with respect thereto;

                           (viii) Notice of Claimed Default. Promptly upon
becoming aware that the holder of any material obligation or of any evidence of material indebtedness of Borrower or any Guarantor has given notice or taken any other action with respect to a claimed default or event of default with respect thereto, a written notice specifying the notice given or action taken by such holder and the nature of the claimed default or event of default and what action Borrower or the applicable Guarantor is taking or proposes to take with respect thereto;

                           (ix) Hazardous Materials. Borrower shall promptly
notify Lender of any change in the nature or extent of any Hazardous Materials maintained on or under any of the Land or used in connection therewith, and will deliver to Lender copies of any citation, order, notice, or other governmental or other communication received with respect to any Hazardous Materials or other environmentally regulated substances affecting the Resort. Lender shall have the right to require Borrower to perform on a periodic basis (at Borrower's expense) an environmental audit of the Resort and, if deemed reasonably necessary by Lender, an environmental risk assessment, each of which must be satisfactory to Lender, in its sole discretion. Each such audit and/or risk assessment shall be conducted by a licensed environmental consultant;

                           (x) Material Adverse Developments. Promptly upon
becoming aware of any pending or threatened claim, action, proceeding, litigation, development, or any other information, whether of the type referenced in Section 5.8 hereof or otherwise, that could materially and adversely affect Borrower, any Guarantor, the Resort, or all or any portion of the Collateral, including but not limited to the ability of Borrower to perform its Obligations hereunder, Borrower shall provide Lender with telephonic notice thereof, immediately followed by telecopied and mailed written confirmation, specifying the nature of such development or information and the anticipated effect thereof; and

                           (xi) Other Information. Borrower shall promptly
deliver to Lender any other available information related to the Loan, the Collateral, Borrower, Guarantors, or the Resort as Lender may in good faith request.

                  (h) Records. Borrower shall keep and shall use its best efforts to cause the Condominium Association and the Timeshare Association to keep detailed accurate books and records of account in accordance with GAAP and all Applicable Laws reflecting all financial transactions of Borrower and such Association with respect to the Resort, including but not limited to the marketing and sale of Intervals thereat and with respect thereto and the rental of Units on a transient basis to members of the general public.

                  (i) Corporate Structure. Absent the prior written consent of Lender, which may be granted or withheld in Lender's sole and absolute discretion, ERC shall remain the owner and holder of one hundred percent (100%) of the membership interests in Borrower, and Equivest shall remain the owner and holder of one hundred percent (100%) of the authorized, issued, and outstanding shares of stock of ERC and RFI. Borrower shall not enter into any proxies, voting trusts, shareholder agreements, or similar arrangements for the purpose of vesting voting rights, authority, or discretion in any other Person.

                  (j) Notices. Borrower shall notify Lender within five (5) Business Days of the occurrence of any event (i) as a result of which any representation or warranty of Borrower contained in any Loan Document would be incorrect or materially misleading if made at that time; (ii) as a result of which Borrower is not in full compliance with all of its covenants and agreements contained in this Agreement or any other Loan Document; or (iii) which constitutes or, with the passage of time, notice, or a determination by Lender would constitute, a Default or an Event of Default.

                  (k) Maintenance. Borrower shall use its best efforts to maintain and cause the Condominium Association and the Timeshare Association, as appropriate, to maintain the Resort in good repair, working order, and condition and to make all necessary replacements and improvements to the Resort so that the value and operating efficiency of the Resort will be maintained at all times and so that the Resort remains in full compliance with all Applicable Laws.

                  (l) Claims. Borrower shall promptly notify Lender of any claim, action, or proceeding affecting the Resort or all or any portion of the Collateral, or any of the Liens, security interests, or rights granted in favor of Lender hereunder or pursuant to any of the other Loan Documents. At the request of Lender, Borrower shall appear in and defend in favor of Lender, at Borrower's sole expense, with regard to any such claim, action, or proceeding which might adversely affect the value of all or any portion of the Collateral or any rights and remedies of Lender under this Agreement or pursuant to any of the other Loan Documents.

                  (m)      Registration and Regulations.

                           (i) Local Legal Compliance. Borrower will comply and
cause the Resort to comply fully with all applicable servitudes, restrictive covenants, and Applicable Laws, including but not limited to those specified in
Section 5.17 hereof. All inspections, licenses, approvals, and permits required to be made or issued in respect of all or any portion of the Resort have been made or issued by the appropriate governmental authorities, and the use and occupancy of the Resort, including but not limited to the Units and the Common Areas, for their intended purposes is lawful under all Applicable Laws. Final certificates of occupancy or their legal equivalent have been issued and are currently in effect for all Units and other improvements at the Resort. The use and occupancy of the Resort's Units on a timeshared basis will not violate or constitute a non-conforming use under any private covenant or restriction or any zoning, land use, or similar statute, ordinance, rule, or regulation; and

                           (ii) Registration Compliance. Borrower shall at all
times maintain or cause to be maintained all necessary registrations, filings, consents, franchises, approvals, and exemption certificates, and Borrower will make or pay, or cause to be made or paid, all registrations, declarations, or fees with all applicable regulatory authorities and any other governmental agencies or departments thereof, whether in the State of Rhode Island or any other jurisdiction, required in connection with the marketing and sale of Intervals at or with respect to the Resort and the occupancy, use, and operation thereof, and the incorporation of Units into the timeshare plan established pursuant to the Declarations and the other Timeshare Documents. All such registrations, filings, and reports will be truthfully completed, and true and complete copies of such registrations, applications, consents, licenses, permits, franchises, approvals, exemption certificates, filings, and reports will be delivered to Lender upon request. Borrower shall promptly advise Lender of any material changes with respect to its marketing or sales programs in any jurisdiction, including jurisdictions other than the State of Rhode Island, and at Lender's request from time to time, Borrower shall deliver to Lender (A) written statements by any applicable governmental authorities, in form acceptable to Lender, stating that no registration is necessary for the sale of Intervals in the particular state; (B) an opinion of counsel in form acceptable to Lender and rendered by counsel acceptable to Lender, stating that no such registration is necessary; or (C) such other evidence of compliance with all Applicable Laws as Lender may require.

                  (n) Other Documents. Borrower shall maintain to the satisfaction of Lender, and make available to Lender for inspection, accurate and complete files relating to the Pledged Notes Receivable, and all of the other Collateral, and such files shall contain true copies of each Pledged Note Receivable, as amended from time to time (but only with Lender's prior written consent), copies of all relevant credit memoranda relating to such Pledged Notes Receivable, and all collection information and correspondence relating thereto.

                  (o) Further Assurances. Borrower shall execute and deliver, or cause to be executed and delivered, such other and further agreements, documents, instruments, certificates, and assurances as, in the judgment of Lender exercised in good faith, may be necessary or appropriate in order more effectively to evidence or secure, and to ensure the performance of, the Obligations. In addition, Borrower shall deliver to Lender from time to time upon request by Lender, such documents, instruments, and other materials or items as Lender may reasonably require to evidence Borrower's compliance with the covenants set forth in this Section 6.l.

                  (p) Expenses and Closing Fees. Whether or not the transactions contemplated hereunder are consummated, Borrower shall pay all reasonable expenses of Lender relating to negotiating, preparing, documenting, closing, and enforcing this Agreement and the other Loan Documents, including but not limited to:

                           (i) The cost of preparing, reproducing, and binding
this Agreement, the other Loan Documents, and all exhibits and schedules thereto;

                           (ii) The reasonable fees and disbursements of
Lender's and Borrowers counsel;

                           (iii) Lender's out-of-pocket expenses;

                           (iv) All fees and expenses (including fees and
expenses of Lender's counsel) relating to any amendments, waivers, consents, or subsequent closings or other transactions pursuant to the provisions hereof;

                           (v) All costs, outlays, legal fees, and expenses of
every kind and character had or incurred in: (A) the interpretation or enforcement of any of the provisions of, or the creation, preservation, or exercise by Lender of its rights and remedies under, any of the Loan Documents, including the costs of appeal; (B) the preparation for, negotiations regarding, consultations concerning, or the defense or prosecution of legal proceedings involving any claim or claims made or threatened against Lender arising out of this transaction or the preservation or protection of the Collateral securing the Loan or Advances made hereunder, expressly including, without limitation, the defense by Lender of any legal proceedings instituted or threatened by any Person to seek to recover or set aside any payment or set off theretofore received or applied by Lender with respect to the Obligations, and any and all appeals thereof; and (C) the advancement of any expenses provided for under any of the Loan Documents;

                           (vi) All fees and expenses of the Title Insurance
Company, Lockbox Agent, Servicing Agent, and Custodian;

                           (vii) All costs and expenses incurred by Lender under
the Mortgage Note or the Receivables Note, and all late charges payable thereunder; and

                           (viii) To the extent the same are not paid by an
Association, all real and personal property taxes and assessments, documentary stamp and intangible taxes, sales taxes, recording fees, title insurance premiums and other title charges, document copying, transmittal and binding costs, appraisal fees, lien and judgment search costs, fees of architects, engineers, environmental consultants, surveyors and any special consultants, construction inspection fees, brokers' fees, escrow fees, wire transfer fees, and all travel and out-of-pocket expenses of Lender to conduct inspections or audits. Without limiting any of the foregoing, Borrower shall pay the costs of Code and other searches, Code and other Loan Document recording and filing fees, and applicable taxes and premiums on each mortgagee policy of title insurance delivered to Lender pursuant to this Agreement.

                  (q) Indemnification of Lender. In addition to (and not in lieu of) any other provisions hereof or of any other Loan Document providing for indemnification in favor of Lender, Borrower and Guarantors hereby defend, indemnify, and hold harmless Lender, its subsidiaries, other Affiliates, officers, directors, agents, employees, representatives, consultants, contractors, servants, and attorneys, as well as the respective heirs, personal representatives, successors, and assigns of any or all of them (hereinafter collectively referred to as the "Indemnified Lender Parties"), from and against, and agree promptly to pay on demand or reimburse each of them with respect to, any and all liabilities, claims, demands, losses, damages, costs, and expenses (including, without limitation, reasonable attorneys' and paralegals' fees and costs), actions or causes of action of any and every kind or nature whatsoever asserted against or incurred by any of them by reason of or arising out of or in any way, directly or indirectly, related or attributable to: (i) this Agreement, the other Loan Documents, the Commitment Letter, or the Collateral; (ii) the transactions contemplated under any of the Loan Documents, including, without limitation, those in any way relating to or arising out of the violation of any Applicable Laws; (iii) any breach of any covenant or agreement or the incorrectness or inaccuracy of any representation or warranty of Borrower or any Guarantor contained in this Agreement or any of the other Loan Documents (including, without limitation, any certification of Borrower delivered to Lender), including but not limited to the failure of any Pledged Note Receivable to be legally enforceable by Lender in the event that it succeeds to all right, title, and interest of Borrower therein in accordance with the provisions hereof or any of the other Loan Documents; (iv) any and all taxes, including real estate, personal property, sales, mortgage, excise, intangible, or transfer taxes (but excluding all franchise taxes, taxes on capital and net worth, gross receipts taxes, and taxes imposed on gross or net income), and any and all fees or charges that may at any time arise or become due prior to the payment, performance, and discharge in full of the Obligations; (v) the breach of any representation or warranty set forth herein regarding any Environmental Laws;
(vi) the failure of Borrower to perform any obligation or covenant herein required to be performed pursuant to any Environmental Laws; (vii) the use, generation, storage, release, threatened release, discharge, disposal, or presence on, under, or about the Resort of any Hazardous Materials (except to the extent that liability of the Indemnified Lender Party with respect to such matter would not exist but for the acts or omissions of such Indemnified Lender Party as determined in a final, non-appealable adjudication by a court of competent jurisdiction); (viii) the removal or remediation of any Hazardous Materials from the Resort required to be performed pursuant to any Environmental Laws or as a result of recommendations of any environmental consultant or as required by Lender; (ix) claims asserted by any Person (including, without limitation, any governmental or quasi-governmental agency, commission, department, instrumentality or body, court, arbitrator, or administrative board in connection with or in any way arising out of the presence, use, storage, disposal, generation, transportation, release, or treatment of any Hazardous Materials on, in, under, or affecting the Resort; (x) the violation or claimed violation of any Environmental Laws in regard to the Resort; (xi) the preparation of an environmental audit or report on the Resort not to exceed one
(1) per calendar year and premised upon the Lender's reasonable belief of the existence of a violation of Environmental Laws, whether conducted by Lender, Borrower, or another Person; (xii) the exercise by Borrower of any rights or remedies under any Timeshare Documents; or (xiii) the exercise by Lender of any rights or remedies under this Agreement or any of the other Loan Documents. Such indemnification shall not give Borrower or Guarantors any right to participate in the selection of counsel for Lender or the conduct or settlement of any dispute or proceeding for which indemnification may be claimed. The provisions of this Section shall survive the full payment, performance, and discharge of the Obligations and the termination of this Agreement, and shall continue thereafter in full force and effect. Notwithstanding the foregoing provisions of this Section 6.1(q) to the contrary, Borrower shall not indemnify or hold Lender harmless from and against any liabilities, claims, demands, losses, damages, costs, or expenses incurred by Lender solely as a direct result of Lender's own gross negligence or willful misconduct.

                  (r) Use of Borrower's and Guarantors' Names. Borrower and Guarantors shall at all times during the term of the Loan permit Lender to use the name of Borrower, Guarantors, and any of their Affiliates in any press release, advertisement, or other promotional material disseminated regarding the Loan.

                  (s) No Amounts Due. Borrower shall use its best efforts to cause each Association to deliver a statement to Lender at the end of each calendar year, commencing in the present calendar year and continuing throughout the term of the Loan, indicating that no amounts are due and payable to the such Association from Borrower, any Guarantor, or any Affiliate thereof and that all taxes and insurance premiums payable by such Association have been paid when due. In the event that any such amount is due and owing to any Association, such amount may be paid directly to the Association by Lender as an Advance hereunder. Borrower hereby covenants that as of the date of this Agreement, no amounts are due and payable to either Association from Borrower, Guarantors, or any Affiliate thereof. Borrower agrees to submit annually to Lender, within thirty (30) days after the end of the fiscal year of each Association, the proposed annual operating and capital budget of such Association for the then present fiscal year, certified by the president thereof as true and correct.

                  (t) Correction of Defects. Borrower shall promptly correct any defect in the Improvements or any departure from the applicable Plans that has not been approved in writing by Lender. No Advance of the Mortgage Component of the Loan shall evidence a waiver of Lender's right to require Borrower's compliance with this covenants

                  (u) Sign Regarding Financing. Within thirty (30) days following the date hereof, Borrower shall erect and maintain (through the Maturity Date) at a conspicuous location at the Resort, at Lender's expense, on a site acceptable to Lender, a sign indicating that Lender is providing financing for the Resort, and Borrower shall not remove and shall prevent the removal or destruction of said sign without Lender's prior written approval.

                  (v) Notification of Claims by Subcontractors and Materialmen. Borrower shall advise Lender promptly in writing if Borrower receives any notice, written or oral, of any claim filed or asserted by any laborer, subcontractor, or materialman in connection with any labor or materials furnished in the construction of any of the Improvements.

         6.2 Negative Covenants. For so long as any portion of the Obligations remains unsatisfied, Borrower hereby covenants and agrees with Lender as follows:

                  (a) Limitation on Other Liens/Further Encumbrances of Collateral and Other Property. Without the prior written consent of Lender, which may be granted, withheld, or conditioned, in Lender's sole and absolute discretion, Borrower shall not obtain financing (other than in connection with trade payables in an aggregate amount not to exceed $50,000) or grant Liens with respect to all or any portion of the Collateral (whether now existing or created hereafter) other than those in favor of Lender and the Permitted Liens and Encumbrances. Borrower shall use its best efforts to prevent either Association from granting a mortgage, security interest, Lien, or other encumbrance of any type whatsoever in or to any Units or Intervals owned by such Association for the benefit of the Purchasers.

                  (b) Restrictions on Transfers, Consolidations, and Mergers. Except for the Permitted Liens and Encumbrances, neither Borrower nor any Guarantor shall, without obtaining the prior written consent of Lender (which consent may be given, withheld, or conditioned by Lender, in Lender's sole discretion), whether voluntarily or involuntarily, by operation of law or otherwise:

(i) transfer, sell, pledge, convey, hypothecate, factor, or assign all or any portion of the Collateral, other than the sale of Intervals in the ordinary course of Borrower's business (subject to the payment to Lender of Unit Release Fees as required hereunder); (ii) lease or license any portion of the Collateral, or change the legal or actual possession or use thereof; or (iii) permit the dilution, transfer, pledge, hypothecation, or encumbrance of any of the ownership interests or stock of Borrower or any Guarantor other than the reasonable and customary trading of the stock of Equivest on the public market. Without limiting the generality of the preceding sentence, and subject to the terms of this Agreement, the prior written consent of Lender shall be required for (A) any transfer of the Collateral or any part thereof to a subsidiary or other Affiliate of Borrower or otherwise; (B) any corporate merger or consolidation, disposition, or other reorganization of Borrower or any Guarantor, or the reclassification of any of the ownership interests or capital stock of Borrower or any Guarantor; (C) any change in the ownership of Borrower or any Guarantor, other than the reasonable and customary trading of the stock of Equivest on the public market; and (D) any transfer of or change in ERC's status as the sole member of Borrower. In the event that Lender, in its reasonable discretion, is willing to consent to a transfer that would otherwise be prohibited by this Section 6.2(b), Lender may condition its consent on such reasonable terms and conditions as it desires, including, without limitation, an increase in the Interest Rate and the requirement that Borrower pay a reasonable transfer fee, together with any expenses incurred by Lender in connection with the granting of such consent (including, without limitation, attorneys' fees and expenses). If Borrower or any Guarantor violates the terms of this Section 6.2(b), in addition to any other rights or remedies that Lender may have hereunder, pursuant to any other Loan Document, or at law or in equity, Lender may, upon written notice to Borrower, increase, effective immediately as of the date of such violation, the Interest Rate to the Default Rate.

                  (c) Use of Lender's Name. Without the prior written consent of Lender, Borrower shall not, and shall not permit any Affiliate to, use the name of Lender, of Credit Suisse First Boston Corporation, or of any other Affiliate of Lender in any press release, advertising, or other promotional materials of any kind, with the exception of the signs described in Section 6.1(u) above.

                  (d) Transactions with Affiliates. Without the prior written consent of Lender, Borrower shall not enter into any transaction with any Affiliate thereof in connection with the Resort or all or any portion of the Collateral, including, without limitation, a transaction involving the purchase, sale, or exchange of any assets or the rendering of any marketing, sales, management, or other services, except in the ordinary course of Borrower's business for full and fair consideration.

                  (e) Subordinated Obligation.

                  (i) Neither Borrower nor any Guarantor shall, directly or indirectly, make or permit any payment to be made in respect of any indebtedness, claims, rights, liabilities, or obligations, direct or contingent, including, without limitation, the Subordinated Debt (as hereinbelow defined), to any of its shareholders or other Affiliates or their respective successors and assigns (hereinafter each referred to as a "Subordinated Party"), and payment of any or all of the

Subordinated Debt is hereby expressly made subordinate and junior in right of payment and satisfaction in full of each and every Senior Obligation (as hereinbelow defined); provided, however, that for so long as no Default or Event of Default exists with respect to the Senior Obligations and payment of any such Subordinated Debt would not render Borrower or any Guarantor insolvent or subject to any voluntary or involuntary bankruptcy, receivership, liquidation, reorganization, arrangement, assignment for the benefit of its creditors, or any similar proceedings or occurrence, such Subordinated Debt may be repaid in the ordinary course of Borrower's or the applicable Guarantor's business under such regularly scheduled payment terms as are approved in writing by Lender.

                  (ii) Except as otherwise expressly provided in Section (i) above, until each and every Senior Obligation has been paid and otherwise satisfied in full, Borrower shall not make any payment of cash or its equivalent or any transfer of securities or other property of any kind or character to any Subordinated Party in respect of any of the Subordinated Debt.

                  (iii) In the event of (A) any insolvency, bankruptcy, receivership, liquidation, reorganization, arrangement, assignment for the benefit of creditors, or other similar proceeding relative to Borrower or any Guarantor, any of Borrower's or a Guarantor's assets, or any Subordinated Party; or (B) any proceeding for the voluntary or involuntary liquidation, dissolution, or other winding up of Borrower or any Guarantor, whether or not in connection with insolvency or bankruptcy proceedings, then and in any such event:

                           (1) The principal amount of, and all interest and
premium on, and all other amounts in respect of, the Senior Obligations (including interest thereon accruing after the commencement of any such proceeding) shall be paid in full before any payment or distribution of any character, whether in cash, securities, or other property, may be made in respect of the Subordinated Debt;

                           (2) Any payment or distribution of any character,
whether in cash, securities, or other property, that would otherwise (but for the terms hereof) be payable or deliverable in respect of the Subordinated Debt (including any payment or distribution in respect of the Subordinated Debt by reason of any other indebtedness of Borrower or any Guarantor being subordinated to the Subordinated Debt), shall be paid or delivered directly to Lender until the principal amount of, and all interest and premium on, and all other amounts in respect of, the Senior Obligations shall have been paid and otherwise satisfied in full, and Borrower, Guarantors, and the Subordinated Parties irrevocably authorize, empower, and direct all applicable receivers, trustees, liquidators, conservators, and others having similar authority to effect all such payments and deliveries; and

                           (3) For so long as any of the Senior Obligations have
not been paid and otherwise satisfied in full, each Subordinated Party and any other holder of all or any portion of the Subordinated Debt shall: (A) execute and deliver to Lender all such further documents and instruments confirming the authorization referred to in Sub-section (iii)(2) above; (B) execute and deliver to Lender powers of attorney in form and substance satisfactory to Lender specifically confirming Lender's rights hereunder; (C) execute and deliver to Lender all such proofs of claim, assignments of claim, and other instruments to enforce all claims upon or in respect of the Subordinated Debt as may be requested by Lender; and (D) take all further actions as Lender may reasonably request to enforce all claims upon or in respect of the Subordinated Debt.

                           (iv) For purposes of this Section 6.2(e):

                                    (A) "Subordinated Debt" shall mean any and
all indebtedness, claims, rights, obligations, and other liabilities of any and every kind or character, whether now existing or hereafter arising, and whether fixed or contingent, that Borrower or any Guarantor owes or might be obligated to pay to any shareholder or other Affiliate thereof, together with any Liens, security interests, collateral assignments, claims, and rights related thereto; and

                                    (B) "Senior Obligations" shall mean any and
all indebtedness, claims, rights, obligations, and other liabilities of any and every kind or character, whether now existing or hereafter arising, and whether fixed or contingent, that Borrower or any Guarantor owes or might be obligated to pay Lender or any successor or assign thereof, pursuant to this Agreement or any other Loan Document, together with any Liens, security interests, collateral assignments, claims, and rights related thereto.

                           (v) If, notwithstanding any provisions of this
Section to the contrary, any payment or distribution of any type, whether in the form of cash, securities, or other property, or any security shall be received by the Subordinated Parties in contravention of the terms, provisions, and conditions hereof and before the Senior Obligations have been paid and otherwise satisfied in full, such payment, distribution, or security shall not be commingled with any asset of the Subordinated Parties but shall instead be segregated and held in trust for the benefit of, and shall be paid over, delivered, and transferred to, Lender for application to the payment of all Senior Obligations remaining unpaid until the Senior Obligations have been paid and otherwise satisfied in full.

                           (vi) Until the Senior Obligations have been paid and
otherwise satisfied in full, the Subordinated Parties shall have no right of subrogation, reimbursement, or indemnity whatsoever and no right of recourse to or with respect to any assets of Borrower or any Guarantor or to any collateral or security for the Senior Obligations.

                           (vii) Borrower and Guarantors agree that in the event
that any Subordinated Debt or other financial obligation of Borrower or any Guarantor becomes due and payable prior to its expressed maturity for any reason, Borrower or the applicable Guarantor shall promptly provide Lender with written notice thereof.

                           (viii) For so long as any of the Senior Obligations
remain unpaid or otherwise unsatisfied in full, Lender may exercise any and all rights, powers, and privileges that it may now have or hereafter acquire with respect to any of the collateral or security for any of the Senior Obligations, without having to obtain any consent or approval of any kind from Borrower, any Guarantor, or any Subordinated Party and without any accountability thereto, nor shall Lender have any liability whatsoever to Borrower, any Guarantor, or any Subordinated Party for any action taken or any failure to act with respect to any such collateral or security, subject to the Loan Documents.

                           (ix) Lender's rights under this Section 6.2(e) shall
pass to and may be relied upon and enforced by any transferee or subsequent holder or beneficiary of any of the Senior Obligations. In the event of any sale, assignment, transfer, or other disposition of all or any portion of any Subordinated Debt, Borrower, the applicable Guarantor(s), and any applicable Subordinated Party shall cause the purchaser, assignee, or transferee of such Subordinated Debt to execute and deliver to Lender a written instrument, in form and substance acceptable to Lender, providing for the continued subordination of the subject Subordinated Debt to the Senior Obligations as provided herein and for the continued effectiveness and enforceability of all of Lender's rights hereunder.

                           (x) Borrower and Guarantors shall refrain from taking
any action that is in any way inconsistent with or in derogation of the foregoing subordination or of the rights of Lender hereunder and hereby covenant to perform all such further acts as might, in Lender's discretion, be necessary or appropriate in order to effectuate the purposes and intent of this Agreement. Without limiting the generality of the foregoing, Borrower and Guarantors shall cause all evidence of the Subordinated Debt, including but not limited to promissory notes, to set forth the provisions hereof or to bear a legend in form and substance satisfactory to Lender to the effect that such promissory note or other evidence is subordinate to the Senior Obligations and subject to all of the terms, provisions, and conditions of this Section 6.2(e).

                           (xi) The terms of this Section 6.2(e), the
subordination effected hereby, and the rights of Lender and the obligations of Borrower and Guarantors arising hereunder, shall not be affected, modified, or impaired in any manner or to any extent by: (A) any amendment or modification of or supplement to the Loan Agreement or any other Loan Document, including, without limitation, any amendment or modification of the terms, provisions, or conditions thereof, including but not limited to any increase in the amount of any of the Senior Obligations or any extension of the time period in which any of the Senior Obligations must be paid or otherwise satisfied; (B) the lack of validity, legality, or enforceability of any of such documents or instruments;
(C) any exercise or non-exercise of any right, power, or remedy under or in respect of the Senior Obligations or any such document or instrument; or (D) any waiver, consent, release, indulgence, extension, renewal, modification, delay, or other action, inaction, or omission in respect of the Senior Obligations or any such document or instrument or in respect of any of the collateral or security for any of the Senior Obligations, whether or not Borrower or the applicable Guarantor shall have had notice or knowledge of any of the foregoing and whether or not Borrower or such Guarantor shall have consented thereto.


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                                       61

                  (f) Name Change. Neither Borrower nor Guarantors shall change their names, their chief executive offices, or the locations at which they do business without providing Lender at least thirty (30) days' prior written notice thereof and executing, at Borrower's sole expense, such UCC-3 amendments and all other documents and instruments as Lender, in its sole discretion, deems reasonably necessary or appropriate in order to continue the perfection of its Lien in and to all of the Collateral.

                  (g) Collateral. Neither Borrower nor Guarantors shall take any action (or permit or consent to the taking of any action) that might materially impair the value of all or any portion of the Collateral or any of the rights of Lender with respect to the Collateral, nor shall Borrower or any Guarantor cause or permit any material amendment to or modification of the form or terms of any of the Pledged Notes Receivable, or Timeshare Documents, including but not limited to the Declarations, without Lender's prior written consent.

         6.3 Minimum Net Worth Requirement; Minimum Quarterly Net Income Requirement. Borrower and Guarantors agree to maintain the Minimum Net Worth Requirement and the Minimum Quarterly Net Income Requirement at all times during the term of this Agreement.

SECTION 7. EVENTS OF DEFAULT

         An "Event of Default" shall exist if any of the following occurs:

         7.1 Payment Default. If Borrower fails to make, as and when due, whether by acceleration or otherwise, any payment or mandatory prepayment of principal, interest, or other fees or amounts of any and every kind due hereunder or pursuant to any of the other Loan Documents. Notwithstanding the foregoing sentence to the contrary, a payment by Borrower hereunder or pursuant to any of the other Loan Documents shall not be deemed delinquent hereunder as long as the entire requisite amount is actually received by Lender, without notice or demand of any kind by Lender, within five (5) days following the date upon which such payment is due.

         7.2 Covenant Defaults. If Borrower fails fully and timely to perform or observe any non-monetary covenant, agreement, or warranty contained in this Agreement or in any of the other Loan Documents and such failure continues for a period of fifteen (15) days after notice of such failure is furnished by Lender; provided, however, that if Borrower commences to cure such failure within such fifteen (15) day period but, because of the nature of such failure, cure cannot reasonably be completed within fifteen (15) days, notwithstanding Borrower's good faith best efforts to do so, then, provided that Borrower diligently seeks to complete such cure, an Event of Default shall not be deemed to have occurred unless such failure continues for a total of thirty (30) days after notice of such failure has been given by Lender, provided that such failure does not (i) result in substantial financial hardship to Lender; or (ii) materially impair the value of all or any portion of the Collateral, as determined in the reasonable judgment of Lender.



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                                       62

         7.3 Warranties or Representations. If any statement or representation made by or on behalf of Borrower or any Guarantor in this Agreement, in any of the other Loan Documents, or in any document, instrument, certificate, opinion, or other item furnished pursuant to the Loan Documents, is false, misleading, or incorrect in any material respect as of the date made or reaffirmed.

         7.4 Enforceabilty. If (a) any Lien granted by Borrower to Lender in connection with the Loan is or becomes invalid or unenforceable or is not, or ceases to be, a perfected first priority Lien in favor of Lender encumbering the asset which it is intended to encumber, and Borrower fails to cause such Lien to become a valid, enforceable, first and prior Lien in a manner satisfactory to Lender, in its sole discretion, within ten (10) days after Lender delivers written notice thereof to Borrower; or (b) if any material term, provision, or condition of any Loan Document becomes invalid or unenforceable by Lender and its successors and assigns.

         7.5 Insolvency. If Borrower or any Guarantor becomes insolvent or otherwise generally unable to pay its debts as and when they become due or payable.

         7.6 Involuntary Proceedings. If a case is commenced or a petition is filed against Borrower or any Guarantor under any Debtor Relief Law, a receiver, conservator, liquidator, or trustee of Borrower or any Guarantor or of any material asset of Borrower or any Guarantor is appointed by court order and such order remains in effect for more than forty-five (45) days, or if any material asset of Borrower or any Guarantor is sequestered by court order and such order remains in effect for more than forty-five (45) days.

         7.7 Voluntary Proceedings. If Borrower or any Guarantor voluntarily seeks, consents to, or acquiesces in the benefit of any provision of any Debtor Relief Law, whether now or hereafter in effect, consents to the filing of any petition against it under such law, makes an assignment for the benefit of its creditors, admits in writing its inability to pay its debts generally as they become due, or consents to or suffers the appointment of a receiver, trustee, liquidator, or conservator for it or any part of its assets.

         7.8 Attachment; Judgment; Tax Liens. The issuance, filing, levy, or seizure against all or any portion of the Collateral or any assets of Borrower or any Guarantor, of one (1) or more attachments, injunctions, executions, tax liens, or judgments for the payment of money cumulatively in excess of $10,000, that is not discharged in full or stayed within thirty (30) days after such issuance, filing, levy, or seizure.

         7.9 Going Concern Reference. If Borrower's or any Guarantor's annual audited financial statements required to be furnished to Lender, pursuant to
Section 6.1(g) hereof, make a "going concern" reference or otherwise question Borrower's or such Guarantor's continuing viability as a going concern.



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                                       63

         7.10 Failure to Deposit Proceeds. If Borrower fails to deliver any payments received under any Pledged Note Receivable directly to Lender or Lockbox Agent as required by Section 2.4 hereof (other than inadvertent failures that are corrected immediately upon discovery), or if Borrower takes any other action which Lender shall deem to be a conversion of all or any portion of the Collateral or fraudulent with respect to Lender.

         7.11 Removal of Collateral. If Borrower conceals, removes, transfers, conveys, assigns, or permits to be concealed, removed, transferred, conveyed, or assigned, any of the Collateral in violation of the terms of any of the Loan Documents or with the intent to hinder, delay, or defraud its creditors or any of them, including, without limitation, Lender.

         7.12 Other Defaults. If a material default or event of default occurs in connection with any other loans or financing arrangements that Borrower, any Guarantor, or any of their respective Affiliates may have with Lender, including but not limited to the Timeshare Receivables Purchase Facility, the Timeshare Construction Credit Facility, the Timeshare Receivables Hypothecation Facility, and the Bridge Loan Credit Facility.

         7.13 Material Adverse Change. If there occurs any material adverse change in the financial condition of Borrower or any Guarantor.

         7.14 Minimum Net Worth Requirement. Borrower's and Guarantors' failure for any reason to satisfy the Minimum Net Worth Requirement.

         7.15 Minimum Quarterly Net Income Requirement. Equivest's failure for any reason to satisfy the Minimum Quarterly Net Income Requirement.

         7.16 Default by Borrower in Other Agreements. Any default by Borrower
(a) in the payment of any indebtedness to Lender; (b) in the payment or performance of other indebtedness for borrowed money or obligations in excess of $50,000 secured by all or any portion of the Collateral; or (c) in the payment or performance of any other material indebtedness or obligations.

         7.17 Violation of Negative Covenants. If Borrower or any Guarantor violates any negative covenant set forth in Section 6.2 hereof.

         7.18 Attachment; Judgment; Tax Liens. The issuance, filing, levy, or seizure against all or any portion of the Resort (including the Mortgaged Real Property thereat) of one (1) or more attachments, injunctions, executions, tax liens, or judgments for the payment of money cumulatively in excess of $25,000, that is not discharged in full or stayed within sixty (60) days after such issuance, filing, levy, or seizure.

         7.19 Declarations. If either Declaration or the condominium or timeshare regime created thereby at the Resort is amended, restated, or terminated without Lender's prior written consent.


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                                       64

         7.20 Transfer of Property. Except for the sale of Intervals in the ordinary course of Borrower's business in accordance with the terms hereof and of the other Loan Documents, and except for transfers due to involuntary condemnation that do not render the Resort useless for its intended purpose, if Borrower, without Lender's prior written consent, sells, conveys, or further encumbers all or any part of its interest in the Resort or in any of the personalty located thereon or used or intended to be used in connection therewith. For purposes of this Section, an assignment, sale, or transfer shall also include the transfer of any ownership interest in Borrower other than to an existing member thereof.

         7.21 Lien Against Resort. Except for the Permitted Liens and Encumbrances or as otherwise specifically provided herein to the contrary, if Borrower or either Association grants any Lien, security interest, or other encumbrance upon any Unit, Interval, Common Area, or all or any other portion of the Resort or all or any portion of the Collateral other than in favor of Lender, unless approved by Lender in writing, in its sole and absolute discretion.

         7.22 Title. If any violation or breach shall occur in any agreement, covenant, or restriction affecting title to all or any portion of the Resort, the Mortgaged Real Property, or any Encumbered Intervals, including but not limited to any Permitted Liens and Encumbrances, and such violation or breach is not cured within any time frame allowed hereunder or thereunder.

         7.23 Loss of License. The suspension, loss, revocation, or failure to renew or file for renewal of any legally required registration, approval, license, permit, or franchise now held or hereafter acquired by Borrower with respect to the Resort or the marketing or sale of Intervals thereat or with respect thereto, or the failure to pay any amount which is necessary for the continued operation of the Resort in compliance with all Applicable Laws, which loss, revocation, failure to renew or file for renewal, or failure to pay is not cured within thirty (30) days following such occurrence.

         7.24 Suspension of Sales. The issuance of any stay order, cease and desist order, injunction, temporary restraining order, or other judicial or nonjudicial sanction limiting or materially affecting any Interval marketing or sales activities at or with respect to the Resort or the enforcement of Lender's rights or remedies hereunder or pursuant to any of the other Loan Documents, which order or sanction is not terminated or dissolved within thirty (30) days after its issuance.

         7.25 Failure to Convey. The failure for any reason of Borrower to convey to the Timeshare Association, free and clear of all Liens, security interests, and other encumbrances other than the Permitted Liens and Encumbrances, all Units within the Resort Condominium Regime that are not included within the Mortgaged Real Property as of the Closing Date by no later than thirty (30) days following the Closing Date.

         7.26 Failure to Annex. The failure for any reason of Borrower to annex all of the seventy-one (71) residential Units and any and all Resort Amenity Units, as such term is or may be defined


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                                       65

in the Condominium Declaration and/or the Timeshare Declaration, that comprise the second phase of the Resort into the Resort Condominium Regime by no later than thirty (30) days following the Closing Date.

SECTION 8. REMEDIES

         8.1 Remedies Upon Default. Should an Event of Default occur, Lender may immediately take any one (1) or more of the actions described in this Section 8, all without notice to Borrower or Guarantors:

                  (a) Acceleration. Declare the unpaid balance of the Loan, or any part thereof, immediately due and payable, whereupon the same shall be due and payable to Lender.

                  (b) Termination of Obligation to Advance. Terminate any commitment or obligation of Lender hereunder to make Advances of the Loan in its entirety, or any portion of any such commitment, and/or terminate Lender's further performance under this Agreement and/or any other document or instrument to which Lender and Borrower or any Guarantor (or any other Affiliate of Borrower) are parties, without further liability or obligation to Borrower or Guarantors, to the extent Lender shall deem appropriate, in its sole discretion, all without notice to Borrower or Guarantors.

                  (c) Termination of Obligation to Grant Partial Releases. Cease granting any partial releases from the Lien of the Resort Mortgage (to the extent required herein).

                  (d) Judgment. Reduce Lender's claim to judgment, foreclose, and/or otherwise enforce each Lien and security interest of Lender in and to all or any part of the Collateral by any judicial or other procedure available to Lender. Lender's right to sue and recover a judgment, either before, after, or during the pendency of any proceeding for the enforcement of the Resort Mortgage and the right of Lender to recover such judgment shall not be affected by any taking, possession, or foreclosure sale hereunder or by the exercise of any other right, power, or remedy for the enforcement of the terms of the Resort Mortgage or the foreclosure of the Lien thereof.

                  (e) Foreclosure. Whether or not Lender takes possession of the Collateral, proceed to foreclose the Resort Mortgage and sell the Mortgaged Real Property in its entirety or in separate increments under the judgment of decree of a court or courts of competent jurisdiction and pursue any other remedy available to it, at law or in equity, all as Lender shall deem appropriate. Upon the commencement of suit or foreclosure proceedings with respect to the Resort Mortgage, the unpaid principal balances of the Mortgage Note and the Receivables Note, if not previously accelerated and declared due, together with all interest accrued thereon and all other Obligations, shall immediately be due and payable. Upon any foreclosure sale pursuant to judicial proceedings, Lender may bid for and purchase all or any portion of the Mortgaged Real Property and, upon compliance with the terms of sale, may hold, retain, possess, and dispose thereof. In the case of a


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                                       66

foreclosure sale of all or any portion of the Mortgaged Real Property and the application of the proceeds of sale to the payment of the debt secured by the Resort Mortgage, Lender shall be entitled to enforce payment of and to receive all amounts then remaining due and unpaid under the Mortgage Note and the Receivables Note, and Lender shall be entitled to recover judgment for any portion of the debt remaining unpaid, with interest thereon. Borrower agrees, to the full extent that it may lawfully so agree, that no recovery of any such judgment by Lender and no attachment or levy of any execution upon any such judgment upon the Resort or upon any other property shall in any manner or to any extent affect the Lien of the Resort Mortgage upon the Mortgaged Real Property or any part thereof or any Lien, rights, powers, or remedies of Lender hereunder, and such Lien, rights, powers, and remedies shall continue unimpaired.

                  (f) Lender's Right to Take Possession, Operate, and Apply Income.

                           (i) Upon Lenders demand, Borrower shall forthwith
surrender to Lender the actual possession of any or all of the Resort and, to the extent permitted by law, Lender may enter and take possession of the Resort, exclude Borrower and its employees and other agents wholly therefrom, and have access with Borrower to Borrower's books, papers, and accounts. If Borrower fails to surrender or deliver all or any portion of the Resort to Lender upon demand, Lender may obtain a judgment or decree conferring upon Lender the right to immediate possession or requiring Borrowers to deliver immediate possession of all or part of the Resort to Lender, and Borrower hereby specifically consents to the entry of such a judgment or decree;

                           (ii) Upon every such entering upon or taking of
possession, Lender may hold, store, use, operate, manage, and control the Resort, conduct Borrower's business at the Resort and, from time to time, do any of the following things as Lender may deem necessary, appropriate, or desirable:

                                    (A) Perform all maintenance, repairs,
renewals, replacements, additions, and improvements deemed reasonably necessary or proper to the Resort and purchase or otherwise acquire additional fixtures, personalty, and other property;

                                    (B) Insure, manage, and operate the Resort
and exercise all of the rights and powers of Borrower (in Lender's name or otherwise) with respect to the insurance, management, and operation of the Resort;

                                    (C) Enter into any and all agreements with
respect to the exercise by others of any of the powers herein granted to Lender;

                                    (D) Perform or cause to be performed any all
work and labor reasonably necessary to complete any Improvements in accordance with the Plans therefor; and



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                                       67

                                    (E) Disburse that portion of the Loan
proceeds not previously disbursed (including any retainage) to the extent reasonably necessary to complete construction of any Improvements in accordance with the Plans therefor, and if such completion requires a greater amount than the remaining undisbursed portion of either the Mortgage Component or the Receivables Component of the Loan, disburse such additional funds, all of which shall be deemed to have been disbursed to Borrower and shall be secured by the Resort Mortgage. For this purpose, Borrower hereby constitutes and appoints Lender as its true and lawful attorney-in-fact with full power of substitution to complete the construction of any Improvements in Borrower's name and hereby empower Lender as said attorney-in-fact to take all actions necessary in connection therewith, including but not limited to the following: (1) to use funds of Borrower, including any balance that may be held in escrow and any proceeds of the Loan that may remain unadvanced hereunder, for the purpose of completing the Improvements in accordance with the Plans and all Applicable Laws; (2) to make such additions and changes and corrections in the Plans as shall be necessary or desirable to complete the Improvements in substantially the manner contemplated by the Plans; (3) to employ such contractors, subcontractors, agents, architects, engineers, and inspectors as shall be reasonably required for said purposes; (4) to pay, settle, or compromise all existing or future bills and claims that are or may become Liens against the Resort or that may be necessary or desirable for the completion of the Improvements or the clearance of title to the Resort; (5) to execute all applications and certificates in Borrower's name that may be required by any construction contract; and (6) to do any and every act with respect to the construction of the Improvements that Borrower may do on its own behalf. Such power of attorney shall be deemed to be a power coupled with an interest that cannot be revoked by death or otherwise. Said attorney-in-fact shall also have power to prosecute and defend all actions and proceedings in connection with the construction of the Improvements and to take such action and require such performance as ft deems reasonably necessary or appropriate. In accordance therewith, Borrower hereby assigns and quitclaims to Lender all amounts advanced hereunder conditioned upon the use of said sums, if any, for the completion of the Improvements.

                           (iii) Lender may collect and receive all of the
income, revenues, rents, issues, and profits of the Resort, including those past due as well as those accruing thereafter. Lender shall apply such amounts received by Lender first to the payment of accrued interest and then to the payment of principal and all other amounts or indebtedness that may be due hereunder, after deducting therefrom:

                                    (A) All expenses of taking, holding,
managing, and operating the Resort (including compensation for the services of all Persons employed for such purposes);

                                    (B) The cost of all such maintenance,
repairs, renewals, replacements, additions, betterments, improvements, purchases, and acquisitions;

                                    (C) The cost of insurance;



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                                       68

                                    (D) Such taxes, assessments, and other
charges relating to the Resort Mortgage as Lender may determine to pay;

                                    (E) Other proper charges upon the Resort or
any part thereof; and

                                    (F) The reasonable compensation, expenses,
and disbursements of the attorneys and other agents of Lender, including attorneys' fees and court costs.

                           (iv) If an Event of Default giving rise to pursuit of
the foregoing remedies shall have been cured, Lender may, in its sole discretion, surrender possession of the Resort to Borrower; provided, however, that Lenders right to take possession and to pursue any other rights or remedies hereunder or pursuant to any of the other Loan Documents shall exist if any subsequent Event of Default shall occur.

                  (g) Sale of Collateral. Exercise all the rights and remedies of a secured party under the Code (whether or not the Code applies to the affected Collateral), including (i) require Borrower to, and Borrower hereby agrees that it will, at its expense and upon request of Lender forthwith, assemble all or part of the Collateral as directed by Lender and make it available to Lender at a place to be designated by Lender that is reasonably convenient to both parties; (ii) enter upon any premises of Borrower and take possession of the Collateral; and (iii) sell the Collateral or any part thereof in one (1) or more parcels at public or private sale, at any of Lender's offices or elsewhere, at such time or times, for cash, on credit, or for future delivery, and at such price or prices and upon such other terms as Lender may deem commercially reasonable. Borrower agrees that, to the extent notice of sale shall be required by law, ten (10) days' notice of the time and place of any sale shall constitute reasonable notification. At any sale of the Collateral, if permitted by law, Lender may bid (which bid may be, in whole or in part, in the form of cancellation of indebtedness) for the purchase of the Collateral or any portion thereof for the account of Lender. Borrower shall remain liable for any deficiency. Lender shall not be required to proceed against any Collateral but may proceed against any or Borrower directly. To the extent permitted by law, Borrower hereby specifically waives all rights of redemption, stay, or appraisal that it has or may have under any law now existing or hereafter enacted.

                  (h) Retention of Collateral. At its discretion, retain such portion of the Collateral as shall aggregate in value to an amount equal to the total amount owed by Borrower pursuant to the Loan Documents, in satisfaction of the Obligations, when ever the circumstances are such that Lender is entitled and elects to do so under applicable law.

                  (i) Receiver. Apply by appropriate procedures for the appointment of a receiver who shall have the authority to enter upon and take possession of any or all of the Resort, collect the rents and profits generated therefrom, and apply the same as the court may direct. Borrower hereby consents to any such appointment. The receiver shall have all of the rights and powers permitted


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                                       69

under the laws of the State of Rhode Island. All costs and expenses (including receiver's fees, attorneys' fees and costs, and other amounts) incurred in connection with the appointment of a receiver shall be secured by the Resort Mortgage.

                  (j) Purchase of Collateral. Buy all or any part of the Collateral at any public or private sale.

                  (k) Exercise of Other Rights. Lender shall have all the rights and remedies of a secured party under the Code and other legal and equitable rights to which it may be entitled, including, without limitation, and without notice to Borrower or Guarantors, the right to continue to collect all payments made on the Pledged Notes Receivable and to apply such payments to the Obligations, and to sue in its own name the other maker of any defaulted Pledged Note Receivable. Lender may also exercise any and all other rights or remedies afforded by any other Applicable Laws or by the Loan Documents, as Lender shall deem appropriate, at law, in equity, or otherwise, including but not limited to the right to bring suit or other proceeding, either for specific performance of any covenant or condition contained in the Loan Documents or in aid of the exercise of any right or remedy granted to Lender in the Loan Documents. Lender shall also have the right to require Borrower to assemble any of the Collateral not in Lender's possession, at Borrower's expense, and make it available to Lender at a place to be determined by Lender that is reasonably convenient to both parties, and Lender shall have the right to take immediate possession of all or any portion of the Collateral and may enter the Resort or any of the premises of Borrower or wherever the Collateral shall be located, with or without process of law wherever the Collateral may be, and, to the extent such premises are not the property of Lender, to keep and store the same on said premises until sold (and if said premises be the property of Borrower, Borrower agrees not to charge Lender for use and occupancy, rent, or storage of the Collateral, for a period of at least sixty (60) days after sale or disposition of the Collateral).

         8.2 Notice of Sale. Reasonable notification of the time and place of any public sale of the Collateral or reasonable notification of the time after which any private sale or other intended disposition of the Collateral is to be made shall be sent to Borrower and to any other Person entitled under the Code to notice; provided, however, that if the Collateral threatens to decline speedily in value or is of a type customarily sold on a recognized market, Lender may sell or otherwise dispose of the Collateral without advertisement or other notice of any kind. It is agreed that notice sent not less than ten (10) calendar days prior to the taking of the action to which such notice relates is reasonable notification and notice for the purposes of this Section 8.2. Lender shall have the right to bid at any public or private sale on its own behalf. Out of money arising from any such sale, Lender shall retain an amount equal to all costs and charges, including attorneys' fees, that it has incurred or may incur for advice, counsel, or other legal services or for pursuing, reclaiming, seeking to reclaim, taking, keeping, removing, storing, and advertising such Collateral for sale, selling same, and any and all other charges and expenses in connection therewith and in satisfying any prior Liens thereon. Any balance shall be applied against the Obligations, and in the event of deficiency, Borrower shall remain liable to Lender. In the event of any surplus, such surplus shall be paid to


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                                       70

Borrower or to such other Persons as may be legally entitled to such surplus. If, by reason of any suit or proceeding of any kind, nature, or description against Borrower, or by Borrower or any other party against Lender, which in Lender's sole discretion makes it advisable for Lender to seek counsel for the protection and preservation of its Liens and security interests, or to defend its own interest, such expenses and counsel fees shall be allowed to Lender, and the same shall be made a further charge and Lien upon the Collateral.

         In view of the fact that federal, state, and other securities laws may impose certain restrictions on the methods by which a sale of certain Collateral may be effected after an Event of Default, Borrower agrees that upon the occurrence or existence of an Event of Default, Lender may, from time to time, attempt to sell all or any part of such Collateral by means of a private placement restricting the bidding and prospective purchasers to those who will represent and agree that they are purchasing for investment only and not for, or with a view to, distribution. In so doing, Lender may solicit offers to buy such Collateral, or any part of it for cash, from a limited number of investors deemed by Lender, in its reasonable judgment, to be responsible parties who might be interested in purchasing the Collateral, and if Lender solicits such offers from not less than two (2) such investors, then the acceptance by Lender of the highest offer obtained therefrom shall be deemed to be a commercially reasonable method of disposition of such Collateral.

         8.3 Application of Collateral; Termination of Agreements. Upon the occurrence of any Event of Default, Lender may, with or without proceeding with such sale or foreclosure or demanding payment or performance of the Obligations, without notice, terminate Lender's further performance under this Agreement or any other agreement or agreements between Lender and Borrower, any Guarantor, or any Affiliate thereof, without further liability or obligation by Lender, and may also, at any time, appropriate and apply on any Obligations any and all Collateral in its, Custodian's, or Lockbox Agent's possession, custodian, or control any and all balances, credits, deposits, accounts, reserves, indebtedness, or other monies due or owing to Borrower held by Lender hereunder or under any other financing agreement or otherwise, whether accrued or not. Neither such termination, nor the termination of this Agreement by lapse of time, the giving of notice, or otherwise, shall absolve, release, or otherwise affect the liability of Borrower in respect of transactions prior to such termination, or affect any of the Liens, security interests, rights, powers, and remedies of Lender, but they shall, in all events, continue until all of the Obligations have been satisfied in full.

         8.4 Rights of Lender Regarding Collateral. In addition to all other rights possessed by Lender, Lender, at its option, may from time to time after there shall have occurred an Event of Default, and for so long as such Event of Default remains uncured, in its sole discretion, take the following actions:

                  (a) Transfer all or any part of the Collateral into the name of Lender or its nominee;



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                                       71

                  (b) Take control of the proceeds of any of the Collateral;

                  (c) Extend or renew the Loan and grant releases, compromises, or indulgences with respect to the Obligations, any portion thereof, any extension, or renewal thereof, or any security therefor, to any obligor hereunder or thereunder; and

                  (d) Exchange certificates or instruments representing or evidencing the Collateral for certificates or instruments of smaller or larger denominations for any purpose consistent with the terms of this Agreement.

         8.5 Delegation of Duties and Rights. Lender may perform any of its duties and/or exercise any of its rights or remedies under the Loan Documents by or through its officers, directors, employees, attorneys, agents, or other representatives. To the maximum extent practicable in light of all relevant facts and circumstances, Lender will attempt to avoid any duplication of effort and cost to Borrower in connection with any such delegation on Lender's part.

         8.6 Lender Not in Control. None of the covenants or other provisions contained in this Agreement or in any other Loan Document shall give or be interpreted as giving Lender the right or power to exercise control over the affairs and/or management of Borrower or any Guarantor.

         8.7 Waivers. THE ACCEPTANCE BY LENDER AT ANY TIME AND FROM TIME TO TIME OF PARTIAL PAYMENTS OF THE LOAN OR PERFORMANCE OF THE OBLIGATIONS SHALL NOT BE DEEMED TO BE A WAIVER OF ANY EVENT OF DEFAULT THEN EXISTING. NO WAIVER BY LENDER OF ANY EVENT OF DEFAULT SHALL BE DEEMED TO BE A WAIVER OF ANY OTHER OR SUBSEQUENT EVENT OF DEFAULT. NO DELAY OR OMISSION BY LENDER IN EXERCISING ANY RIGHT OR REMEDY UNDER THE LOAN DOCUMENTS SHALL IMPAIR SUCH RIGHT OR REMEDY OR BE CONSTRUED AS A WAIVER THEREOF OR AN ACQUIESCENCE THEREIN, NOR SHALL ANY SINGLE OR PARTIAL EXERCISE OF ANY SUCH RIGHT OR REMEDY PRECLUDE OTHER OR FURTHER EXERCISES THEREOF, OR THE EXERCISE OF ANY OTHER RIGHT OR REMEDY UNDER THE LOAN DOCUMENTS OR OTHERWISE. FURTHER, EXCEPT AS OTHERWISE EXPRESSLY PROVIDED IN THIS AGREEMENT OR BY APPLICABLE LAW, BORROWER AND EACH AND EVERY SURETY, ENDORSER, GUARANTOR, AND OTHER PERSON LIABLE FOR THE PAYMENT OR PERFORMANCE OF ALL OR ANY PORTION OF THE OBLIGATIONS, SEVERALLY WAIVE NOTICE OF THE OCCURRENCE OF ANY DEFAULT, EVENT OF DEFAULT, PRESENTMENT, AND DEMAND FOR PAYMENT, PROTEST, AND NOTICE OF PROTEST, NOTICE OF INTENTION TO ACCELERATE, ACCELERATION, AND NONPAYMENT, AND AGREE THAT THEIR LIABILITY SHALL NOT BE AFFECTED BY ANY RENEWAL OR EXTENSION IN THE TIME


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                                       72

OF PAYMENT OF THE LOAN, OR BY ANY RELEASE OR CHANGE IN ANY SECURITY FOR THE PAYMENT OR PERFORMANCE OF THE LOAN, REGARDLESS OF THE NUMBER OF SUCH RENEWALS, EXTENSIONS, RELEASES, OR CHANGES.

                                                   Borrower's Initials: _______

                                                   Guarantors' Initials: _______

         8.8 Cumulative Rights. All rights and remedies available to Lender under the Loan Documents shall be cumulative of and in addition to all other rights and remedies granted to Lender under any of the Loan Documents, at law, or in equity, whether or not the Loan is due and payable and whether or not Lender shall have instituted any suit for collection or other action in connection with or pursuant to the Loan Documents.

         8.9 Expenditures by Lender. Any amounts expended by or on behalf of Lender pursuant to the exercise of any right or remedy provided herein or available at law or in equity shall be deemed an Advance hereunder, become part of the Obligations, and shall bear interest at the Default Rate from the date of such expenditure until the date repaid.

         8.10 Diminution In Value of Collateral. Lender shall not have any liability or responsibility whatsoever for any diminution or loss in value of any of the Collateral, except for that which occurs solely as a direct result of Lender's gross negligence or willful misconduct.

SECTION 9.  CERTAIN RIGHTS OF LENDER

         9.1 Protection of Collateral. Lender may, at any time and from time to time, take such actions as Lender deems necessary or appropriate to protect Lendees Liens and security interests in and to preserve the Collateral, and to establish, maintain, and protect the enforceability of Lender's rights with respect thereto, all at the expense of Borrower. Borrower agrees to cooperate fully with all of Lenders efforts to preserve the Collateral and Lenders Liens, security interests, and rights and will take such actions to preserve the Collateral and Lender's Liens, security interests, and rights as Lender may direct, including, without limitation, by promptly paying, upon Lender's demand therefor, all documentary stamp taxes or other taxes that may be or may become due in respect of any of the Collateral. All of Lender's expenses of preserving the Collateral and its Liens and security interests and rights therein shall be added to the principal amount of the Loan and secured by the Collateral.

         9.2 Performance by Lender. If Borrower fails to perform any agreement contained herein, Lender may itself perform, or cause the performance of, such agreement, and the expenses of Lender incurred in connection therewith shall be payable by Borrower under Section 9.5 below. In no event, however, shall Lender have any obligation or duty whatsoever to perform any covenant or agreement of Borrower contained herein, in any of the other Loan Documents, or in any Timeshare Documents, and any such performance by Lender shall be wholly discretionary with Lender. The


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                                       73

performance by Lender of any agreement or covenant of Borrower on any occasion shall not give rise to any duty on the part of Lender to perform any such agreements or covenants on any other occasion or at any time. In addition, Borrower acknowledges that Lender shall not at any time or under any circumstances whatsoever have any duty to Borrower or to any other Person to exercise any of Lender's rights or remedies hereunder.

         9.3 No Liability of Lender. Lender is obligated to perform all covenants and obligations of Lender hereunder, including but not limited to making Advances to Borrower, subject to all of the terms, provisions, and conditions hereof and of the other Loan Documents. However, neither the execution of this Agreement or any of the other Loan Documents by Lender nor the exercise of any rights hereunder or thereunder by Lender shall be construed in any way as an assumption by Lender of any obligations, responsibilities, or duties of Borrower arising in connection with the Resort, all or any portion of the Collateral, under any Timeshare Documents, under any Applicable Laws, or in connection with any other business of Borrower or the Collateral, nor shall it otherwise bind Lender to the performance of any obligations with respect to the Resort, or the Collateral, it being expressly understood that Lender shall not be obligated to perform, observe, or discharge any obligation, responsibility, duty, or liability of Borrower with respect to the Resort, any of the Collateral, under any of the Timeshare Documents, or under any Applicable Laws, including but not limited to appearing in or defending any action, expending any money, or incurring any expense in connection therewith. Without limiting the foregoing, neither this Agreement, any action or actions on the part of Lender taken hereunder nor the acquisition of the Pledged Notes Receivable, and/or the other Collateral by Lender prior to or following the occurrence of an Event of Default shall constitute an assumption by Lender of any obligations of Borrower with respect to the Resort or such Collateral, or any documents or instruments executed in connection therewith, and Borrower shall continue to be liable for all of its obligations thereunder or with respect thereto. Borrower and Guarantors, jointly and severally, hereby agree to indemnify, protect, defend, and hold Lender harmless from and against any and all claims, demands, causes of action, losses, damages, liabilities, suits, costs, and expenses, including, without limitation, attorneys' fees and court costs, asserted against or incurred by Lender by reason of, arising out of, or connected in any way with
(a) any failure or alleged failure of Borrower to perform any of its covenants or obligations with respect to the Resort or all or any portion of the Collateral; (b) a breach of any certification, representation, warranty, or covenant of Borrower set forth in any of the Loan Documents; (c) the ownership of the Pledged Notes Receivable, the other Collateral, and the rights, titles, and interests assigned hereby, or intended so to be; (d) the debtor-creditor relationships between Borrower, on the one hand, and the Purchasers or Lender, as the case may be, on the other; or (e) the Pledged Notes Receivable, or the management or operation of the Resort. The obligations of Borrower to indemnify, protect, defend, and hold Lender harmless as provided in this Agreement are absolute, unconditional, present, and continuing, and shall not be dependent upon or affected by the genuineness, validity, regularity, or enforceability of any claim, demand, or suit from which Lender is indemnified. The indemnity provisions in this Section 9.3 shall survive the complete satisfaction of the Obligations and the termination of this Agreement and remain binding and enforceable against Borrower, together with its successors and assigns. Borrower hereby waives all notices with respect to any losses, damages, liabilities, suits,


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                                       74

costs, and expenses, and all other demands whatsoever hereby indemnified, and agrees that its obligations under this Agreement shall not be affected by any circumstances, whether or not referred to above, that might otherwise constitute legal or equitable discharges of its obligations hereunder. If a court of competent jurisdiction should determine that Borrower is entitled to recover damages from Lender for any reason or upon any cause, claim, or counterclaim, in connection with the Loan or the transactions provided for or contemplated pursuant to this Agreement or the other Loan Documents, Borrower stipulates and agrees that any such damages or awards shall be limited to compensatory damages only, and that under no circumstances whatsoever shall Lender be liable to Borrower, any Guarantor, or any Affiliate thereof for exemplary or punitive damages, all of which are hereby waived by Borrower and Guarantors. Notwithstanding the foregoing provisions of this Section 9.3 to the contrary, Borrower shall not indemnify or hold Lender harmless from and against any liabilities, claims, demands, losses, damages, costs, or expenses incurred by Lender solely as a direct result of Lender's own gross negligence or willful misconduct.

         9.4 Right to Defend Action Affecting Security. Lender may, at Borrower's expense, appear in and defend any action or proceeding, at law or in equity, that Lender in good faith believes may affect the Liens or security interests granted under this Agreement, including, without limitation, with respect to the Pledged Notes Receivable, the Collateral, or Lender's rights under any of the Loan Documents.

         9.5 Expenses. All expenses payable by Borrower under any provision of this Agreement shall be Obligations of Borrower, and if paid by Lender, shall be repaid by Borrower to Lender, upon demand, and shall bear interest at the Default Rate from the date of payment of such expense(s) by Lender until repaid by Borrower.

         9.6 Lender's Right of Set-Off. Lender shall have the right to set-off against any or all of the Collateral any Obligations then due and unpaid by Borrower.

         9.7 Right of Lender to Extend Time of Payment, Substitute, Release Security, Etc. Without affecting the liability of any Person for the payment of any of the Obligations and without affecting or impairing Lender's Lien and other rights in and to the Collateral, or the remainder thereof, as security for the full amount of the Loan unpaid and the Obligations, Lender may from time to time, without notice: (a) release any Person liable for the payment of the Loan;
(b) extend the time or otherwise alter the terms of payment of the Loan; (c) accept additional security for the Obligations of any kind, including deeds of trust or mortgages and security agreements; (d) alter, substitute, or release any property securing the Obligations; (e) realize upon any Collateral for the payment of all or any portion of the Loan as provided herein in such order and manner as it may deem fit; and/or (f) join in any subordination or other agreement affecting this Agreement or the lien or charge thereof.

         9.8 Assignment of Lender's Interest. Lender shall have the right to assign the Loan and all or any portion of its rights in or pursuant to this Agreement or any of the other Loan Documents to any subsequent holder or holders of the Mortgage Note and/or the Receivables Note.

         9.9 Notice to Purchaser. Borrower hereby authorizes Lender, Servicing Agent, and Lockbox Agent (but neither Lender, Servicing Agent, nor Lockbox Agent shall be obligated) to communicate at any time and from time to time with any Purchaser or any other Person primarily or secondarily liable under a Pledged Note Receivable with regard to the Lien of the Lender thereon and any other matter relating thereto, and by no later than the Closing Date, Borrower shall deliver to Lender notifications to the Purchasers executed in blank by Borrower and in form acceptable to Lender, pursuant to which such Purchasers (or other obligors) are directed to remit all payments in respect of the Collateral to Lockbox Agent or as Lender may otherwise require.

         9.10 Collection of the Notes. Borrower hereby directs and authorizes each Purchaser and any other Person liable for the payment of any Pledged Note Receivable, and promptly after the Closing Date, shall direct in writing each such Person, to pay each installment due thereon directly to Lockbox Agent, pursuant to the Lockbox Agreement, unless and until directed otherwise by written notice from Lender or, at Lender's direction, from Borrower, after which such parties are and shall be directed to make all further payments on the Pledged Notes Receivable in accordance with the directions of Lender. Following the occurrence of an Event of Default, Lender shall have the right to require that all payments becoming due under the Pledged Notes Receivable be paid directly to Lender, and Lender is hereby authorized to receive, collect, hold, and apply the same in accordance with the provisions of this Agreement but shall provide Borrower with accountings of all such activity on at least as frequent a basis as Lockbox Agent was obligated to provide accountings to Lender and Borrower, pursuant to the Lockbox Agreement. In the event that following the occurrence of an Event of Default, Lender or Lockbox Agent does not receive any installment of principal or interest due and payable under any of the Pledged Notes Receivable on or prior to the date upon which such installment becomes due, Lender may, at its election (but without any obligation to do so), give or cause Lockbox Agent to give notice of such event of default to the defaulting party or parties, and Lender shall have the right (but not the obligation), subject to the terms of such instruments, to accelerate payment of the unpaid balance of any of the Pledged Notes Receivable in default and to enforce any other remedies available to the holder of such Pledged Notes Receivable, together with the related Purchase Agreements, with respect to such event of default. Borrower hereby further authorizes, directs, and empowers Lender (and Lockbox Agent or any other Person as may be designated by Lender in writing) to collect and receive all checks and draft evidencing such payments and to endorse such checks or drafts in the name of Borrower and, upon such endorsements, to collect and receive the money therefor. The right to endorse checks and draft granted pursuant to the preceding sentence is irrevocable by Borrower, and the banks or banks paying such checks or drafts upon such endorsements, as well as the signers of the same, shall be as fully protected as though the checks or draft had been endorsed by Borrower.

         9.11 Power of Attorney. Borrower does hereby irrevocably constitute and appoint Lender as Borrower's true and lawful agent and attorney-in-fact, with full power of substitution, for Borrower and in Borrower's name, place, and stead, or otherwise, to (a) endorse any checks or drafts payable to Borrower in the name of Borrower and in favor of Lender as provided in Section 9.10 above;
(b) to demand and receive from time to time any and all property, rights, titles, interests, and


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                                       76

Liens hereby sold, assigned, and transferred, or intended so to be, and to give receipts for same; (c) upon an Event of Default, to collect all rent, revenues, and income, pursuant to the terms of any Purchase Agreement; (d) from time to time, to institute and prosecute, in Lender's own name, any and all proceedings at law, in equity, or otherwise, that Lender may deem proper in order to collect, assert, or enforce any claim, right, or title, of any kind, in and to the property, rights, titles, interests, and Liens hereby sold, assigned, or transferred, or intended so to be, and to defend and compromise any and all actions, suits, or proceedings in respect of any of the said property, rights, titles, interests, and Liens; (e) upon an Event of Default, to change Borrower's post office mailing addresses; and (f) generally to do all and any such acts and things in relation to the Collateral as Lender shall in good faith deem advisable, subject to the terms, provisions, and conditions hereof. Borrower hereby declares that the appointment made and the powers granted pursuant to this Section 9.11 are coupled with an interest and are and shall be irrevocable by Borrower in any manner, or for any reason, unless and until a release of the same is executed by Lender and duly recorded in the Newport Land Evidence Records.

         9.12 Relief from Automatic Stay, Etc. To the fullest extent permitted by law, in the event that Borrower or any Guarantor shall make application for or seek relief or protection under the federal bankruptcy code (the "Bankruptcy Code") or any other Debtor Relief Laws, or in the event that any involuntary petition is filed against Borrower or any Guarantor under such Code or other Debtor Relief Laws and not dismissed with prejudice within forty-five (45) days, the automatic stay provisions of Section 362 of the Bankruptcy Code are hereby modified as to Lender to the extent necessary to implement the provisions hereof permitting set-off and the filing of financing statements or other instruments or documents; and Lender shall automatically and without demand or notice (each of which is hereby waived by Borrower and Guarantors) be entitled to immediate relief from any automatic stay imposed by Section 362 of the Bankruptcy Code or otherwise, on or against the exercise of the rights and remedies otherwise available to Lender as provided in the Loan Documents.

         9.13 Investigations and Inquiries. Borrower and Guarantors hereby authorize Lender to conduct such investigations and inquiries concerning Borrower, Guarantors, the Resort, the Purchasers, and the Collateral, as Lender, in its sole discretion, deems necessary or desirable in connection with its monitoring of the Loan and the Collateral therefor, and all such Persons of whom Lender may make such inquiry are empowered to cooperate with, and to provide all requested information to, Lender.

         9.14 Verification of Use. Lender shall be under no duty or obligation to ascertain the manner in which Borrower has used or will use the proceeds of the Loan. Lender's sole obligation shall be to advance the proceeds of the Loan subject to, and in strict accordance with, the terms, provisions, and conditions of this Agreement and the other Loan Documents. Lender's obligation to fund the Loan is limited to the principal amount set forth herein and in the Mortgage Note and the Receivables Note. Borrower is solely responsible for obtaining any other financing that may be necessary in order to enable them to repay the Loan on or prior to the Maturity Date. It is expressly


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                                       77

understood that Lender has no responsibility or obligation whatsoever to provide to Borrower any further financing, whether in connection with the Resort or otherwise.

         SECTION 10.  TERM OF AGREEMENT

         This Agreement shall continue in full force and effect, and the Liens and security interests granted hereby and the duties, covenants, and liabilities of Borrower hereunder, and all the terms, conditions, and provisions hereof relating thereto shall continue to be fully operative until all of the Obligations have been satisfied in full. Borrower expressly agrees that if Borrower or any Guarantor makes a payment to Lender, which payment or any part thereof is subsequently invalidated, declared to be fraudulent or preferential, or otherwise required to be repaid to a trustee, receiver, or any other party under any Debtor Relief Laws, state or federal law, common law, or equitable cause, then to the extent of such repayment, the Obligations or any part thereof intended to be satisfied and the Liens and security interests provided for hereunder securing the same shall be revived and continued in full force and effect as if said payment had not been made.

SECTION 11.  MISCELLANEOUS

         11.1 Notices. All notices, requests, and other communications to any party hereunder shall be in writing and shall be given to such party at its address set forth below or at such other address as such party may hereafter specify for the purpose of notice to Lender, Borrower, or any Guarantor. Each such notice, request, or other communication shall be effective (a) if given by mail, when such notice is deposited in the United States Mail with first class postage prepaid, and addressed as aforesaid, provided that such mailing is by registered or certified mail, return receipt requested; (b) if given by overnight delivery, when deposited with a nationally recognized overnight delivery service such as Federal Express or Airborne, with all fees and charges prepaid, addressed as provided below; or (c) if given by any other means, when delivered at the address specified in this Section 11.1:

            If to Borrower:           Eastern Resorts Company, LLC
                                      115 Long Wharf
                                      Newport, Rhode Island  02840
                                      Attention:  R. Perry Harris

            If to Equivest:           Equivest Finance, Inc.
                                      Two Clinton Square
                                      Syracuse, New York  13202
                                      Attention:  Lisa M. Henson



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                                       78

            If to ERC:      Eastern Resorts Corporation
                            115 Long Wharf
                            Newport, Rhode Island  02840
                            Attention:  R. Perry Harris

            If to Lender:   Credit Suisse First Boston Mortgage Capital LLC
                            11 Madison Avenue
                            New York City, New York  10010-3629
                            Attention:  Michael C. Szwajkowski, Vice President

         11.2 Survival. All representations, warranties, covenants, and agreements made by Borrower or any Guarantor herein, in the other Loan Documents, or in any other agreement, document, instrument, or certificate delivered by or on behalf of Borrower or any Guarantor under or pursuant to the Loan Documents shall be considered to have been relied upon by Lender and shall survive the delivery to Lender of such Loan Documents (and each part thereof), regardless of any investigation made by or on behalf of Lender.

         11.3 Governing Law. THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS (EXCEPT AS EXPRESSLY PROVIDED THEREIN TO THE CONTRARY) SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, EXCLUSIVE OF ANY CHOICE OF LAW PRINCIPLES THAT WOULD RESULT IN A CHOICE OF LAW OTHER THAN THE LAWS OF SUCH STATE. LENDER, BORROWER, AND GUARANTORS HEREBY CONSENT TO THE JURISDICTION OF ANY STATE OR FEDERAL COURT LOCATED WITHIN NEW YORK CITY, NEW YORK, AND IRREVOCABLY AGREE THAT, SUBJECT TO LENDER'S ELECTION, ALL ACTIONS OR PROCEEDINGS ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE OTHER LOAN DOCUMENTS SHALL BE LITIGATED IN SUCH COURTS. LENDER, BORROWER, AND GUARANTORS EXPRESSLY SUBMIT AND CONSENT TO THE JURISDICTION OF THE AFORESAID COURTS AND WAIVE ANY DEFENSE OF FORUM NON CONVENIENS. BORROWER AND GUARANTORS HEREBY WAIVE PERSONAL SERVICE OF ANY AND ALL PROCESS AND AGREE THAT ALL SUCH SERVICE OF PROCESS MAY BE MADE ON THEM BY CERTIFIED OR REGISTERED MAIL, RETURN RECEIPT REQUESTED, ADDRESSED TO EACH OF THEM AT THE ADDRESSES SET FORTH HEREIN, AND SERVICE SO MADE SHALL BE DEEMED COMPLETE TEN (10) DAYS AFTER THE SAME HAS BEEN POSTED.

                                                    Borrower's Initial:  _______

                                                  Guarantors' Initials:  _______

         11.4 Limitation on Interest. Lender and Borrower intend to comply at all times with all applicable usury laws. All agreements between Lender and Borrower, whether now existing or


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                                       79

hereafter arising and whether written or oral, are hereby limited so that in no contingency, whether by reason of demand or acceleration of the maturity of the Mortgage Note, the Receivables Note, or otherwise, shall the interest contracted for, charged, received, paid, or agreed to be paid to Lender exceed the highest lawful rate permissible under applicable usury laws. If, from any circumstance whatsoever, fulfillment of any provision hereof, of the Mortgage Note, of the Receivables Note, or of any other Loan Document shall involve transcending the limit of such validity prescribed by any law which a court of competent jurisdiction may deem applicable hereto, then ipso facto, the obligation to be fulfilled shall be reduced to the limit of such validity; and if from any circumstance Lender shall ever receive anything of value deemed interest by applicable law that would exceed the highest lawful rate, such amount which would be excessive interest shall be applied to the reduction of the outstanding principal balance of the Loan and not to the payment of interest, or if such excessive interest exceeds the unpaid principal balance of the Loan, such excess shall be refunded to Borrower. All interest paid or agreed to be paid to Lender shall, to the extent permitted by applicable law, be amortized, prorated, allocated, and spread throughout the full period until payment in full of the principal so that the interest on the Loan for such full period shall not exceed the highest lawful rate. Borrower agrees that in determining whether or not any interest payment under the Loan Documents exceeds the highest lawful rate, any non-principal payment (except payments specifically described in the Loan Documents as "interest"), including without limitation, prepayment fees and late charges, shall, to the maximum extent not prohibited by law, be deemed an expense, fee, premium, or penalty rather than interest. Lender hereby expressly disclaims any intent to contract for, charge, or receive interest in an amount that exceeds the highest lawful rate. The provisions of the Mortgage Note, the Receivables Note, this Agreement, and all other Loan Documents are hereby modified to the extent necessary to conform with the limitations and provisions of this Section, and this Section shall govern over all other provisions in any document or agreement now or hereafter existing. This Section shall never be superseded or waived unless there is a written document executed by Lender and Borrower expressly declaring the usury limitation of this Agreement to be null and void, and no other method or language shall be effective to supersede or waive this paragraph.

         11.5 Invalid Provisions. If any provision of this Agreement or any of the other Loan Documents is held to be illegal, invalid, or unenforceable under present or future laws effective during the term thereof, such provision shall be fully severable, this Agreement and the other Loan Documents shall be construed and enforced as if such illegal, invalid, or unenforceable provision had never comprised a part hereof or thereof, and the remaining provisions hereof or thereof shall remain in full force and effect and shall not be affected by the illegal, invalid, or unenforceable provision or by its severance therefrom. Any provision of this Agreement or any other Loan Document that is held to be illegal, invalid, or unenforceable in a particular jurisdiction shall remain valid and enforceable in all other jurisdictions. Furthermore, in lieu of any such illegal, invalid, or unenforceable provision, there shall be added automatically as a part of this Agreement and/or the other Loan Documents (as the case may be) a provision as similar in terms to such illegal, invalid, or unenforceable provision as may be possible and be legal, valid, and enforceable.



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                                       80

         11.6 Successors and Assigns. This Agreement and the other Loan Documents shall be binding upon and inure to the benefit of Borrower, Guarantors, and Lender and their respective successors and assigns; provided, however, that neither Borrower nor Guarantors may transfer or assign any of its rights or obligations under this Agreement, the Commitment Letter, or the other Loan Documents without the prior written consent of Lender, which consent may be granted or withheld in Lender's sole and absolute discretion. This Agreement and the transactions provided for or contemplated hereunder or under any of the other Loan Documents are intended solely for the benefit of the parties hereto. No third party shall have any rights or derive any benefits under or with respect to this Agreement, the Commitment Letter, or the other Loan Documents except as specifically set forth herein or otherwise provided in a written document signed by Borrower and Lender. No Person other than Borrower shall have standing to require satisfaction of such conditions in accordance with their terms or be entitled to assume that Lender will refuse to make Advances in the absence of strict compliance with any or all thereof, and no other Person, other than Borrower, under any circumstances whatsoever, shall be deemed to be a beneficiary of such conditions, any or all of which Lender may waive, in whole or in part, at any time if, in its sole discretion, it deems it desirable to do so. In particular, Lender makes no representation and assumes no obligation as to third parties concerning the quality of construction of the Improvements or the absence therefrom of defects. In this connection, Borrower agrees to and shall indemnify Lender from any liability, claim, or loss, together with attorneys' fees and costs, resulting from the disbursement of Loan proceeds or from the condition of the Improvements, whether related to the quality of construction or otherwise, and whether arising during or after the term of the Loan. This provision shall survive the repayment of the Loan and continue in full force and effect so long as the possibility of such liability or claim exists.

         Lender may, in the ordinary course of its business and in accordance with applicable law, at any time sell or otherwise transfer or assign to one (1) or more financial institutions or other entities ("Assignees") all or any portion of its rights hereunder or pursuant to the Mortgage Note, the Receivables Note, or any or all of the other Loan Documents. Any such assignment shall be effected by Lender's execution of an assignment in such form as may be agreed to by the parties thereto and may be accompanied by a release by Lender of its right, title, and interest hereunder and pursuant to any of the other Loan Documents in and to all or any portion of the Collateral. Although the consent of Borrower shall not be required prior to any such assignment's becoming effective, Lender agrees to provide Borrower with prompt written notice of any such assignment. In the event of any such assignment by Lender to an Assignee, Lender's obligations under the Loan Documents shall remain unchanged, and Lender shall remain solely responsible to the other parties hereto for the performance of such obligations. The foregoing notwithstanding, Borrower shall be directly obligated to each Assignee with respect to the Obligations assigned to such Assignee and shall have no rights of setoff or other remedies against the Assignee as a consequence of Lender's acts or omissions under this Agreement subsequent to such assignment.

         Upon the consummation of any assignment to an Assignee pursuant to this Section, Lender and Borrower shall, if Lender or Assignee desires that the assignment be evidenced in part by one (1) or more new promissory notes, make appropriate arrangements for such new promissory note(s) or, as appropriate, one (1) or more replacement promissory notes to be issued to Lender and for the new promissory note(s) or, as appropriate, replacement promissory note(s), to be issued to Assignee, in each case in principal amounts reflecting their respective rights to payment.

         11.7 Amendment. This Agreement (including all exhibits and schedules hereto) may not be amended or modified, and no term, provision, or condition hereof may be waived, except by a written instrument that is signed by all of the parties hereto.

         11.8 Counterparts; Effectiveness. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signature thereto and hereto were on the same instrument. This Agreement shall become effective upon Lender's receipt of one (1) or more counterparts hereof signed by Borrower, Guarantors, and Lender.

         11.9 Lender Not a Fiduciary. The relationship between Borrower and Lender is solely that of debtor and creditor, and Lender has no fiduciary or other special relationship with Borrower or Guarantors, and no term or provision of any of the Loan Documents shall be construed so as to deem the relationship between Borrower, Guarantors, and Lender to be other than that of debtor and creditor.

         11.10    Release and Return of Notes Receivable.

                  (a) In the event that Borrower complies fully with its Obligations under Section 2.5(b)(ii) of this Agreement with respect to any Pledged Note Receivable that ceases to be an Eligible Note Receivable, and Borrower thereafter desires to enforce such ineligible Note Receivable against the maker thereof, then provided that no Event of Default then exists and no event has occurred which with notice, the passage of time, or both, would constitute an Event of Default, within thirty (30) days after its receipt of a written request from Borrower, Lender shall endorse the ineligible Note Receivable using the words "Pay to the order of Eastern Resorts Company, LLC, without recourse," and deliver such ineligible Note Receivable to Borrower.

                  (b) In the event that all Obligations hereunder are fully satisfied, then within a reasonable time thereafter not to exceed thirty (30) days, Lender shall endorse the Pledged Notes Receivable using the words "Pay to the order of Eastern Resorts Company, LLC, without recourse," and deliver such Pledged Notes Receivable, together with any other nonrecourse Collateral reassignment documents requested and prepared by Borrower, at Borrower's sole cost and expense, free and clear of any Liens or encumbrances by any Person claiming by, through, or under Lender.

         11.11 Accounting Principles. Where the character or amount of any asset or liability or item of income or expense is required to be determined or any consolidation or other accounting computation is required to be made for the purposes of this Agreement, the same shall be determined or made in accordance with GAAP consistently applied at the time in effect, to the extent applicable, except where such principles are inconsistent with the requirements of this Agreement.

         11.12 Entire Agreement. This Agreement and the other Loan Documents, including the exhibits and schedules to them, comprise the entire agreement between the parties relating to the subject matter hereof and supersede all prior agreements and understandings, both oral and written, between the parties hereto relating to the subject matter hereof (including but not limited to the Commitment Letter, except as otherwise expressly provided herein), may not be changed or terminated orally or by course of conduct, and shall be deemed effective as of the Closing Date.

         11.13 Litigation. TO THE FULLEST EXTENT NOT PROHIBITED BY APPLICABLE LAW WHICH CANNOT BE WAIVED, BORROWER, EACH GUARANTOR, AND LENDER HEREBY KNOWINGLY, VOLUNTARILY, INTENTIONALLY, AND IRREVOCABLY WAIVE ANY AND ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND OR CLARIFY ANY RIGHT, POWER, REMEDY, OR DEFENSE ARISING OUT OF OR RELATED TO THIS AGREEMENT, THE OTHER LOAN DOCUMENTS, OR THE TRANSACTIONS CONTEMPLATED HEREIN OR THEREIN, WHETHER SOUNDING IN TORT OR CONTRACT OR OTHERWISE, OR WITH RESPECT TO ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN), OR ACTIONS OF ANY PARTY; AND EACH AGREES THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A JUDGE AND NOT BEFORE A JURY. BORROWER, EACH GUARANTOR, AND LENDER FURTHER WAIVE ANY RIGHT TO SEEK TO CONSOLIDATE ANY SUCH LITIGATION IN WHICH A JURY TRIAL HAS BEEN WAIVED WITH ANY OTHER LITIGATION IN WHICH A JURY TRIAL CANNOT OR HAS NOT BEEN WAIVED. FURTHER, BORROWER AND GUARANTORS HEREBY CERTIFY THAT NO REPRESENTATIVE OR AGENT OF LENDER, INCLUDING LENDER'S COUNSEL, HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT LENDER WOULD NOT, IN THE EVENT OF SUCH LITIGATION, SEEK TO ENFORCE THIS WAIVER OF RIGHT TO JURY TRIAL PROVISION. BORROWER AND GUARANTORS ACKNOWLEDGE THAT THE PROVISIONS OF THIS SECTION ARE A MATERIAL INDUCEMENT TO LENDER'S ACCEPTANCE OF THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS.

                                               Borrower's Initials:  _______

                                              Guarantors' Initials:  _______

         The waiver and stipulations of Borrower, Guarantors, and Lender in this
Section 11.13 shall survive the final payment or performance of all of the Obligations and the resulting termination of this Agreement.

         11.14 Incorporation of Exhibits and Schedules. This Agreement, together with all exhibits and schedules hereto, constitute one (1) document and agreement that is referred to herein by the use of the defined term "Agreement. "Such exhibits and schedules are incorporated herein as though fully set out in this Agreement. The definitions contained in any part of this Agreement shall apply to all parts of this Agreement.

         11.15 Consent to Advertising and Publicity. Borrower hereby consents to Lender's issuance and dissemination to the public of information describing the credit accommodation entered into pursuant to this Agreement, consisting of the names and addresses of Borrower and Guarantors, the Loan's principal amount, and the Collateral therefor.

         11.16 Directly or Indirectly. Where any provision in the Agreement refers to action to be taken by any Person, or which such Person is prohibited from taking, such provisions shall be applicable, whether such action is taken directly or indirectly by such Person.

         11.17 Captions. Section captions have been included in this Agreement for convenience of reference only and should not be relied upon or used in interpreting the meaning or intent of any provision hereof.

         11.18 Gender. Words of any gender in this Agreement shall include both genders, where appropriate.

         11.19 No Duty. All attorneys, accountants, appraisers, consultants, custodians, and other professionals retained by Lender in connection with the Loan shall have the right to act exclusively in the interest of Lender and shall have no duty of disclosure, duty of loyalty, duty of care, or other duty or obligation of any kind or nature whatsoever to Borrower, Guarantors, or any other Person.

         11.20 Submissions.

                  (a) All documents, agreements, reports, surveys, appraisals, insurance policies, references, financial information, and other submissions required to be furnished by Borrower or Guarantors to Lender hereunder or pursuant to any of the other Loan Documents (collectively "Submissions") shall be in form and content satisfactory to Lender, in its sole discretion, and prepared at Borrower's sole expense.

                  (b) Lender shall have the prior right of approval of any Person responsible for preparing a Submission (a "Preparer") and may reject any Submission if Lender, in its sole discretion, believes that the experience, skill, or reputation of the applicable Preparer is unsatisfactory in any respect whatsoever.

                  (c) Borrower and Guarantors shall exercise their respective best efforts to ensure that all reports and appraisals required to be furnished by Borrower or Guarantors to Lender hereunder or pursuant to any of the other Loan Documents are specifically addressed to Lender and include the following statement:

         THE UNDERSIGNED ACKNOWLEDGES THAT CREDIT SUISSE FIRST
         BOSTON MORTGAGE CAPITAL LLC IS RELYING ON THE WITHIN
         INFORMATION IN CONNECTION WITH ITS ADVANCES TO
         BORROWER ON THE SUBJECT PROPERTY.

                  (d) Whether or not expressly stated herein, all consents and approvals granted by Lender hereunder shall be valid and effective only if contained in a written document or instrument that has been signed by a duly authorized representative of Lender.

         11.21 Confidentiality. Each party here to acknowledges and agrees that the material terms hereof and of the other Loan Documents are and shall remain strictly confidential. No party hereto shall ever disclose the material terms and provisions hereof without the express prior written consent of the other parties; provided, however, that the disclosure of the material terms and provisions of this Agreement to a party's shareholders, officers, directors, principals, attorneys, accountants, or lenders, or if required by law or subpoena, shall not constitute a breach of this Section 11.22. The parties hereto shall take all appropriate measures to prevent the inadvertent or unintentional disclosure of the material terms and provisions hereof.

         11.22 Borrower's Acknowledgment. Borrower acknowledges and agrees that although Borrower and Lender (or its Affiliates) have discussed and are engaged in other transactions and relationships between them, including, without limitation, a public offering of the stock of Equivest and the rendering of a fairness opinion, Lender is under no obligation to enter into any other agreement or perform any other services for Borrower except as expressly set forth in this Agreement. Any other transaction or relationship between Borrower and Lender (or Lender's Affiliates) shall be evidenced by other documentation, shall be separate and independent from the Loan, and shall have no effect on Borrower's obligations to Lender with respect to the Loan or Lender's remedies under the Loan Documents. Borrower acknowledges and agrees that no discussions or oral agreements heretofore or hereafter occurring between Borrower and Lender (or its Affiliates) shall have any legal effect unless embodied in a written agreement executed by all relevant parties. Furthermore, no other written agreement between the parties and their Affiliates and the performance of the parties thereunder shall have any legal effect whatsoever on Borrower's obligations or Lender's remedies under this Agreement and the other Loan Documents. All requests for information, business plans, and correspondence relating to the Loan shall be forwarded to David Arzi and Michael Szwajkowski, Credit Suisse First Boston Mortgage Capital LLC, 11 Madison Avenue, New York, New York 10010.

                                                  Borrower's Initials:  _______

                                                  Guarantors' Initials: _______

                 [Balance of this page intentionally left blank]

                  IN WITNESS WHEREOF, Borrower, Lender, and Guarantors have caused this Agreement to by duly executed and delivered effective as of the date first above written.

Witness:                                BORROWER:

                                        EASTERN RESORTS COMPANY, LLC, a
                                        Rhode Island limited liability company

                                        By:  Eastern Resorts Corporation, a
                                             Delaware corporation, its Managing
                                             Member

                                             By:
--------------------------------                 -------------------------------
                                             Its:
--------------------------------                 -------------------------------
     Printed Name


                                        GUARANTORS:

                                        EQUIVEST FINANCE, INC., a Florida
                                        corporation

                                        By:
--------------------------------            ------------------------------------

                                        Its:
--------------------------------            ------------------------------------
     Printed Name


                                        EASTERN RESORTS CORPORATION, a
                                        Delaware corporation

                                        By:
--------------------------------            ------------------------------------

                                        Its:
--------------------------------            ------------------------------------
     Printed Name

                                         LENDER:

                                         CREDIT SUISSE FIRST BOSTON
                                         MORTGAGE CAPITAL LLC, a Delaware
                                         limited liability company

                                         By:
--------------------------------            ------------------------------------


                                         Its:
--------------------------------            ------------------------------------
     Printed Name

                                   EXHIBIT "A"

                               CUSTODIAL AGREEMENT

                  This CUSTODIAL AGREEMENT (the "Agreement") is made and entered into as of the day of August, 1998, by and among CREDIT SUISSE FIRST BOSTON MORTGAGE CAPITAL LLC, a Delaware limited liability company ("Lender"), EASTERN RESORTS COMPANY, LLC, a Rhode Island limited liability company ("Borrower"), and U.S. Bank National Association, a Minnesota corporation ("Custodian").

                              W I T N E S S E T H:

                  WHEREAS, Borrower and Lender are parties to that certain Loan and Security Agreement of even date herewith (the "Loan Agreement"), pursuant to which Lender has agreed to make a loan (the "Loan") to Borrower in the maximum principal amount of ELEVEN MILLION FIVE HUNDRED THOUSAND DOLLARS ($11,500,000) in accordance with the terms, provisions, and conditions of the Loan Agreement and the other Loan Documents; and

                  WHEREAS, Lender and Borrower desire that Custodian perform, and Custodian is willing to perform, the custodial services identified below with respect to certain Pledged Notes Receivable, Purchase Agreements, and various related documents and instruments (hereinafter sometimes collectively referred to as the "Assigned Documents," all upon the terms and conditions set forth below; and

         WHEREAS, the parties hereto desire to enter into this Agreement for the purpose of setting forth their final and complete understanding with respect to the services to be performed for Lender by Custodian in connection with the Assigned Documents.

         NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties, intending to be legally bound, hereby agree as follows:

         1. Definitions. All capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Loan Agreement, the provisions of which are hereby incorporated herein by this reference.

         2.  Custodial Services.

                  a. Lender and Borrower hereby appoint Custodian, and Custodian hereby accepts its appointment, to act exclusively as the agent of Lender for the purpose of taking custody of the Assigned Documents.

                  b. From time to time, Borrower shall deliver, or cause to be delivered, to Custodian, and Custodian shall accept, take custody of, and keep safely, in segregated fireproof containment, access to which is limited in a commercially reasonable manner, the Assigned Documents and all other items listed on Exhibit "A," attached hereto and incorporated herein by this reference, or otherwise required to be delivered by Borrower to Custodian, pursuant to the provisions hereof or of the Loan Agreement or any of the other Loan Documents (hereinafter collectively referred to as the "Collateral Items").

                  c. Within two (2) Business Days following Custodian's receipt of any Collateral Items, Custodian shall deliver to Lender an original written certification in the form of Exhibit "B," attached hereto and incorporated herein by this reference, which confirms that Custodian has such Collateral Items in its possession.

                  d. On the tenth (10th) day of each calendar month during the term of this Agreement, Custodian shall furnish Lender with a written report that specifies all Consumer Loans for which Custodian is holding Collateral Items pursuant to this Agreement. Each such report shall indicate all Assigned Documents added to or deleted from the Collateral Items during the previous calendar month, if any. Custodian shall also execute and deliver to Lender such other receipts and acknowledgments evidencing delivery and acceptance of the Assigned Documents as may reasonably be requested.

                  e. Custodian shall not release any Assigned Documents or other Collateral Items to any Person unless Custodian shall have first received Lender's express prior written consent to such release. Lender agrees from time to time to give its written consent to the release of Assigned Documents and other Collateral Items to Borrower or any other Person designated in writing by Borrower upon Lender's receipt of evidence satisfactory to Lender, in its sole discretion, that the Consumer Loan in question has been paid in full.

                  f. Custodian shall have no duty or obligation to take any action to collect any indebtedness evidenced or secured by any of the Assigned Documents or otherwise to act in respect thereof.

                  g. Custodian shall promptly notify Borrower and Lender of all inquiries, demands, and other communications that Custodian receives during the term of this Agreement in respect of any of the Assigned Documents or Collateral Items. Custodian shall promptly forward copies of all such written inquiries, demands, and other communications to Borrower and Lender.

                  h. In performing its custodial services hereunder, Custodian shall be, and shall act, solely as the agent of Lender. The authority of Custodian to act as agent on behalf of Lender hereunder shall be limited to the specific matters and authority expressly granted to Custodian hereunder.

                  i. Lender and its authorized agents shall have the right from time to time to visit the premises of Custodian, during Custodian's normal business hours, in order to conduct on-site audits, to review Custodian's procedures, to review the Assigned Documents and other Collateral Items, and to make notes and copies of the same, and Borrower shall promptly reimburse Lender for all out-of-pocket costs and expenses reasonably incurred by Lender in connection with such visits.

                  j. Custodian shall ensure that an endorsement has been placed on, or an allonge affixed to, each Note Receivable that constitute an Assigned Document. Each such endorsement or allonge shall contain the language set forth in Exhibit "A-1," attached hereto and incorporated herein by this reference.

                  k. Custodian shall segregate the Assigned Documents and other Collateral Items from all other documents, instruments, and other items which it may hold from time to time during the term hereof on behalf of any Person other than Lender and shall maintain separate accounts with respect thereto.

                  1. Custodian shall continue to maintain fidelity bond coverage and errors and omissions insurance coverage on substantially similar terms as the coverage in effect as of the date hereof.

                  m. Custodian shall, upon request, deliver (or cause to be delivered) to Lender, within one hundred twenty (120) days after the end of each fiscal year of Custodian during the term hereof, its audited financial statements for such fiscal year.

         3. Standard of Care. Custodian agrees to use the same degree of care in performing custodial services for Lender hereunder that it uses in performing similar services for its own account.

         4. Fees. Borrower will pay Custodian's normal and customary fees for the custodial services performed by Custodian hereunder as summarized in Exhibit "C," attached hereto and incorporated herein by this reference, together with all expenses reasonably incurred by Custodian that are associated with the performance by Custodian of such custodial services. Any and all fees and expenses payable in consideration for the performance by Custodian of its custodial services hereunder shall be the sole obligation of Borrower, and Lender shall have no liability whatsoever therefor.

         5. Termination.

                  a. This Agreement shall terminate upon the complete satisfaction and performance of all of Borrower's Obligations under the Loan Agreement and the other Loan Documents.

                  b. Notwithstanding any provision of this Agreement to the contrary, Custodian shall have the right to resign from its duties hereunder upon not less than ninety (90) days' prior written notice to Lender and Borrower. Lender shall have the right to terminate this Agreement upon not less than thirty (30) days' prior written notice to Borrower and Custodian; provided, however, that Lender may immediately terminate this Agreement by written notice thereof to Custodian upon any breach by Custodian in the performance of its custodial services hereunder or upon Custodian's gross negligence or willful misconduct. Under no circumstances shall Borrower be entitled to terminate this Agreement or designate a successor to Custodian without the prior written consent of Lender, which consent Lender may withhold or limit in its sole and absolute discretion.

                  c. Within three (3) Business Days following the termination of this Agreement for any reason, Custodian shall deliver all Assigned Documents and other Collateral Items to Lender or to such other Person as Lender may designate in writing and shall cooperate fully and make available to Lender all services that are commercially reasonable in order to achieve an orderly transition of servicing responsibilities. Any fees or expenses incurred by Custodian in the course of such transition shall be borne solely by Borrower; provided, however, that no fees shall be charged by Custodian or expenses reimbursed to Custodian if this Agreement has been terminated as a result of the breach by Custodian in the performance of its custodial services hereunder. Custodian acknowledges that any failure or delay on its part in the delivery to Lender or its designee of all Assigned Documents and other Collateral Items upon a termination hereof will be deemed to cause irreparable injury to Lender not adequately compensable in damages and for which Lender has no adequate remedy at law; and accordingly, Custodian agrees that Lender may, in such event, seek and obtain specific performance or other injunctive relief in any court of competent jurisdiction.

         6. Litigation Involving Collateral Items. In the event that any legal action or proceeding is initiated relating to any of the Assigned Documents or other Collateral Items, Custodian shall deliver to Lender (or, if directed in writing by Lender, to Borrower or Servicing Agent), promptly following receipt of Lender's written request that such action be taken, such papers related thereto as Custodian may have in its possession and Lender, in its sole discretion, deems relevant to such action or proceeding.

         7. Indemnification of Custodian. Borrower hereby indemnifies and holds Custodian harmless from and against any and all loss, cost, expense, liability, or damage whatsoever, including but not limited to court costs and reasonable attorneys' fees, that may arise at any time (including any time after Custodian is no longer acting in such capacity hereunder) directly or indirectly as a result of any act or omission of Lender, Borrower, or Custodian in connection with this Agreement, other than Lender's or Custodian's gross negligence or willful misconduct. Borrower shall, at its sole expense, defend any action or proceeding instituted against Custodian that relates directly or indirectly to the subject matter of this Agreement for which Custodian is entitled to be indemnified pursuant hereto. Notwithstanding the foregoing, Custodian may elect to provide its own defense in any such action or proceeding, in which case the costs of such defense shall be borne exclusively by Borrower. The covenants contained in this paragraph shall survive the termination of this Agreement.

         8.     Miscellaneous.

                  a. If any provision of this Agreement is held to be illegal, invalid, or unenforceable under present or future laws effective during the term hereof, such provision shall be fully severable, this Agreement shall be construed and enforced as if such illegal, invalid, or unenforceable provision had never comprised a part hereof, and the remaining provisions of this Agreement shall remain in full force and effect and shall not be affected by the illegal, invalid, or unenforceable provision or by its severance therefrom. Furthermore, in lieu of such illegal, invalid, or unenforceable provision, there shall be added automatically as a part of this Agreement a provision as similar in terms to such illegal, invalid, or unenforceable provision as may be possible and be legal, valid, and enforceable.

                  b. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, exclusive of any choice of law principles that would result in a choice of law other than the laws of the State of New York.

                  c. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. This Agreement shall not be assignable by Borrower or Custodian without the prior written consent of Lender. Lender may, without the consent of the other parties to this Agreement, assign its interest in this Agreement, in whole or in part; and in the event of such an assignment, Lender shall promptly give notice thereof to Borrower and Custodian.

                  d. All notices, requests, and other communications to either party hereunder shall be in writing and shall be given to such party at its address set forth below or at such other address as such party may hereafter specify for the purpose of notice to Lender, Borrower, or Custodian. Each such notice, request, or other communication shall be effective (a) if given by mail, when such notice is deposited in the United States Mail with first class postage prepaid, and addressed as aforesaid, provided that such mailing is by registered or certified mail, return receipt requested; (b) if given by overnight delivery, when deposited with a nationally recognized overnight delivery service such as Federal Express or Airborne, with all fees and charges prepaid, addressed as provided below, or (c) if given by any other means, when delivered at the address specified in this Section 8.d.:

If to Borrower:        Eastern Resorts Company, LLC
                       115 Long Wharf
                       Newport, Rhode Island  02840
                       Attention:  R. Perry Harris

With copy to:          Equivest Finance, Inc.
                       Two Clinton Square
                       Syracuse, New York  13202
                       Attention:  Lisa M. Henson

If to Lender:          Credit Suisse First Boston Mortgage Capital LLC
                       11 Madison Avenue
                       New York City, New York  10010-3629
                       Attention:  Michael C. Szwajkowski, Vice President



If to Custodian:       U.S. Bank National Association
                       180 East 5th Street
                       St. Paul, Minnesota  55101
                       Attention:  Beth A. Mewaldt, Vice President

                  e. This Agreement (including but not limited to the exhibits hereto) may not be modified or amended, and no term, provision, or condition hereof may be waived, except by a written instrument signed by all of the parties hereto.

                  f. This Agreement may be executed in counterparts, each of which shall be deemed an original document but all of which, collectively, shall constitute a single document.

                  g. Borrower agrees to pay all costs and expenses reasonably incurred by Lender in connection with the evaluation, protection, assertion, and enforcement of Lender's rights hereunder, including, without limitation, court costs, audit expenses, collection charges, and attorneys' and paralegals' fees and disbursements.

                  h. This Agreement has been duly executed and delivered by Custodian, Borrower, and Lender and constitutes a legal, valid, and binding obligation of each such party, enforceable in accordance with its terms.

                  i. BORROWER, CUSTODIAN, AND LENDER HEREBY KNOWINGLY, VOLUNTARILY, AND INTENTIONALLY WAIVE ANY RIGHT THEY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION ARISING OUT OF, UNDER, OR IN CONNECTION WITH THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREIN OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN), OR ACTIONS OF ANY PARTY. BORROWER, CUSTODIAN, AND LENDER FURTHER WAIVE ANY RIGHT THEY MAY HAVE TO SEEK TO CONSOLIDATE ANY SUCH LITIGATION IN WHICH A JURY TRIAL HAS BEEN WAIVED WITH ANY OTHER LITIGATION IN WHICH A JURY TRIAL CANNOT

OR HAS NOT BEEN WAIVED. FURTHER, BORROWER AND CUSTODIAN HEREBY CERTIFY THAT NO REPRESENTATIVE OR AGENT OF LENDER, INCLUDING LENDER'S COUNSEL, HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT LENDER WOULD NOT, IN THE EVENT OF SUCH LITIGATION, SEEK TO ENFORCE THIS WAIVER OF RIGHT TO JURY TRIAL PROVISION. BORROWER ACKNOWLEDGES THAT THE PROVISIONS OF THIS SECTION ARE A MATERIAL INDUCEMENT TO LENDER'S ACCEPTANCE OF THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS.

                                                 Borrower's Initials:  _______

                                                 Custodian's Initials:  _______

         IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be duly executed on its behalf by persons thereunto duly authorized as of the day and year first written above.

Witnesses:                           BORROWER:

                                     EASTERN RESORTS COMPANY, LLC, a
                                     Rhode Island limited liability company

                                     By: Eastern Resorts Corporation, a Delaware
                                         corporation, its Managing Member

                                         By:
-------------------------------             ---------------------------------

                                         Its:
-------------------------------             ---------------------------------
     Printed Name


                                     CUSTODIAN:

                                     U.S. Bank National Association, a
                                     Minnesota corporation

                                     By:
-------------------------------          -------------------------------------

                                     Its:
-------------------------------          -------------------------------------
     Printed Name

                                     LENDER:

                                     CREDIT SUISSE FIRST BOSTON
                                     MORTGAGE CAPITAL LLC, a Delaware
                                     limited liability company

                                     By:
-------------------------------          -------------------------------------

                                     Its:
-------------------------------          -------------------------------------
     Printed Name

                                   EXHIBIT "A"

                                Collateral Items

A.       ITEMS WHICH MUST BE ORIGINALS AT TIME OF THEIR INITIAL DELIVERY
         TO CUSTODIAN

         1. Notes Receivable consisting of Interval Interest Promissory Notes, together with the allonge in the form of Exhibit "A-l," attached hereto and incorporated herein by this reference; and

         2. The Purchase and Sale Agreements that relate to each Note Receivable delivered to Custodian, including any addenda thereto.

 B. ADDITIONAL ITEMS WHICH MUST ACCOMPANY THE ITEMS DELIVERED TO CUSTODIAN PURSUANT TO SECTION A OF THIS EXHIBIT A

         1. Originals or true copies of the truth-in-lending disclosure statements that relate to each Interval Interest Promissory Note and Purchase and Sale Agreement delivered to Custodian; and

         2. To the extent required by Lender to be delivered to Custodian, true copies of all loan applications, Purchaser's or owner's acknowledgments and understandings, public offering statement receipts, Payment Authorization Agreements, certificates of title, and Exchange Company applications and disclosures.

                                  EXHIBIT "A-1"

                  ALLONGE TO INTERVAL INTEREST PROMISSORY NOTE

                  This Allonge is made with respect to and is intended to be affixed to that certain Interval Interest Promissory Note dated ________
made by _______________________________________________________________________
to the order of Eastern Resorts Company, LLC, a Rhode Island limited liability company, in the original principal amount of $ . The undersigned hereby executes this Allonge with the intention that such act constitute an endorsement of the aforedescribed Interval Interest Promissory Note in favor of the applicable endorsee.
_______________________________________________________________________________

           Pay to the order of Resort Funding, Inc., without recourse.

                              CREDIT SUISSE FIRST BOSTON MORTGAGE
                              CAPITAL LLC, a Delaware limited liability company

                              By:
                                  ----------------------------------
                              Its:
                                  ----------------------------------



       Pay to the order of Eastern Resorts Company, LLC, without recourse.

                              RESORT FUNDING, INC., a Delaware corporation

                              By:
                                  ----------------------------------
                              Its:
                                  ----------------------------------



                  Pay to the order of Credit Suisse First Boston Mortgage Capital, LLC, its successors and assigns, with recourse.

                              EASTERN RESORTS COMPANY, LLC, a Rhode
                              Island limited liability company

                              By:  Eastern Resorts Corporation, a Delaware
                                   corporation, its Managing member


                                   By:
                                       -----------------------------------
                                          R. Perry Harris, President

                                   EXHIBIT "B"

TO:               Credit Suisse First Boston Mortgage Capital LLC

RE: Custodial Agreement dated as of August 24, 1998, by and between Credit Suisse First Boston Mortgage Capital LLC, Eastern Resorts Company, LLC, and U.S. Bank National Association ("Custodian") (the "Custodial Agreement")

DATE:

                  In accordance with the provision of Section 2.c. of the Custodial Agreement and the terms, provisions, and conditions of that certain Loan and Security Agreement dated as of August 24, 1998, by and among Credit Suisse First Boston Mortgage Capital LLC, Eastern Resorts Company, LLC, Equivest Finance, Inc., and Eastern Resorts Corporation, the undersigned, as Custodian, hereby certifies that:

                  1. It has in its possession each of the original Notes Receivable listed on Schedule 1 hereto, together with all other documents, instruments, and other items related thereto as described in Exhibit "A" to the Custodial Agreement;

                  2. Such Collateral Items have been reviewed and, in Custodian's good faith judgment, appear regular on their face;

                  3. Based on its examination of the subject Collateral Items, the information set forth in Schedule 1 is correct in all material respects; and

                  4. Each Note Receivable in Custodian's possession has been endorsed in the manner prescribed in Exhibit "A-1" to the Custodial Agreement.

                  Custodian hereby confirms that it is holding each such Collateral Item as bailee and custodian for the exclusive use and benefit of Lender pursuant to the terms, provisions, and conditions of the Custodial Agreement. No Person other than Lender may rely or shall be entitled to rely on this Certification.

  All capitalized terms used but not defined herein shall have the meanings ascribed to them in the Custodial Agreement or the Loan Agreement, as appropriate, the provisions of each of which are incorporated herein by this reference.

                                       U.S.  BANK  NATIONAL  ASSOCIATION

                                       By:
                                          --------------------------------

                                       Its:
                                          --------------------------------

                                   SCHEDULE 1

                                NOTES RECEIVABLE

Dated: _____________________


                                              ORIGINAL
                                             NUMBER OF             ORIGINAL                              MONTHLY             MONTHLY
 NAME OF            IDENTIFYING              MONTHS TO            PRINCIPAL           INTEREST        PAYMENT DATE/          PAYMENT
BORROWER               NUMBER                 MATURITY             BALANCE              RATE          MATURITY DATE          AMOUNT











                                   EXHIBIT "B"

                         PLEDGE AND ASSIGNMENT OF NOTES
                       RECEIVABLE AND PURCHASE AGREEMENTS

         This PLEDGE AND ASSIGNMENT OF NOTES RECEIVABLE AND PURCHASE
AGREEMENTS (the "Collateral Assignment") is made this day of August, 1998, by EASTERN RESORTS COMPANY, LLC, a Rhode Island limited liability company ("Assignor"), the address of which is 115 Long Wharf, Newport, Rhode Island 02840, to and in favor of CREDIT SUISSE FIRST BOSTON MORTGAGE CAPITAL LLC, a Delaware corporation, the address of which is 11 Madison Avenue, New York City, New York 10010 ("Assignee").

                              W I T N E S S E T H:

         WHEREAS, Assignor and Assignee are parties to that certain Loan and Security Agreement of even date herewith (the "Loan Agreement"), pursuant to which Assignee has agreed to make a loan to Assignor in the maximum principal amount of Eleven Million Five Hundred Thousand Dollars ($11,500,000) (the "Loan"); and

         WHEREAS, as a portion of the Collateral for the Loan, Assignor has agreed to pledge and collaterally assign unto Assignee all of Assignor's right, title, and interest in and to certain Notes Receivable, Purchase Agreements, and the Liens and security interests created thereby, all as more particularly described in Schedule "A," attached hereto and incorporated herein by this reference.

         NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged by Assignor, Assignor, intending to be legally bound, hereby covenants and agrees with Assignee as follows:

         1. Unless otherwise expressly provided herein to the contrary or unless the context otherwise requires, all capitalized terms used herein shall have the meanings ascribed to them in the Loan Agreement, the provisions of which are hereby incorporated herein by this reference.

         2. Assignor has collaterally assigned, pledged, and granted and, for value received, does hereby collaterally assign, pledge, and grant to and in favor of Assignee a Lien and continuing security interest in and to all of Assignor's right, title, and interest in and to the Notes Receivable and Purchase Agreements described in Schedule "A" hereto consisting of certain Purchase and Sale Agreements and Interval Interest Promissory Notes, together with all other Collateral appurtenant thereto, connected therewith, or substituted or replaced therefor, and all cash and non-cash proceeds thereof and profits derived therefrom (hereinafter sometimes collectively referred as the "Assigned Collateral").

         3. This Collateral Assignment is executed and delivered by Assignor in favor of Assignee pursuant to the Loan Agreement. Upon and after an Event of Default thereunder, Assignee shall have all the rights and remedies provided for hereunder, pursuant to the Loan Agreement, and by applicable law.

         4. Assignor hereby represents and warrants to Assignee, and covenants and agrees with Assignee, that:

                  (a) Assignor holds and, for so long as the Obligations or any portion thereof remain unsatisfied, shall retain, good and marketable title to all Assigned Collateral, free and clear of any Lien, security interest, charge, or encumbrance except for the Permitted Liens and Encumbrances and those Liens created by this Collateral Assignment or any other Loan Document or otherwise in favor of Assignee.

                  (b) By virtue of this Collateral Assignment, the recordation hereof and of a corresponding UCC-1 financing statement in the Newport Land Evidence Records, and the filing of a corresponding UCC-1 financing statement with the Rhode Island Secretary of State, Assignee will own and hold a valid and perfected continuing first priority Lien and security interest in and to the Notes Receivable and Purchase Agreements described in Schedule "A" hereto, together with all other Assigned Collateral.

                  (c) The rights hereby conveyed to Assignee by Assignor are not and shall not be subject or subordinate to the rights of any other Person; provided, however, that pursuant to the Loan Documents, Assignee may, in its sole discretion, sell or otherwise transfer or assign to any Person Assignee's right, title, or interest in and to all or any portion of the Assigned Collateral.

                  (d) Assignor has full right, power, and authority to assign, pledge, and grant to Assignee a Lien and continuing first priority security interest in and to the subject Notes Receivable, Purchase Agreements, and other Assigned Collateral, and the grant, pledge, and assignment thereof does not and will not violate or result in a breach, default, or violation (with the giving of notice, the passage of time, or otherwise) under the subject Notes Receivable or Purchase Agreements, any Timeshare Document, or any Applicable Laws.

                  (e) Each of the Notes Receivable and Purchase Agreements described in Schedule "A" hereto arises from the bona fide sale by an Assignor of an Interval in a Unit at the Resort, consummated in accordance with the Timeshare Documents and all Applicable Laws, and each such Note Receivable is an Eligible Note Receivable.

                  (f) To the best of Assignor's knowledge after good faith diligent inquiry: (i) none of the subject Notes Receivable or Purchase Agreements are forged or have affixed thereto any unauthorized signatures or have been entered into by any Person who does not possess the requisite legal capacity; (ii) the subject Notes Receivable and Purchase Agreements are in full force and effect and constitute valid and legally enforceable obligations of the applicable Purchasers or other obligors; (iii) none of the applicable Purchasers or other obligors have any defense, offset, claim, or counterclaim relating to the subject Notes Receivable, Purchase Agreements, or any related documents or instruments; and (iv) there is no default or event which, with the passage of time or the giving of notice, would give rise to a default thereunder by any applicable Purchaser or other obligor as of the date hereof.

                  (g) Assignor has not assigned, pledged, or granted and, for so long as the Obligations or any portion thereof remain unsatisfied, will not assign, pledge, or grant any of their right, title, or interest in or to the subject Notes Receivable, Purchase Agreements, or any other Assigned Collateral except in favor of Assignee, and Assignor agrees that any purported assignment, pledge, or grant of any of such Assigned Collateral shall be null and void and of no legal effect whatsoever.

                  (h) Assignor has not and, for so long as the Obligations or any portion thereof remain unsatisfied, will not, without Assignee's prior written consent, cause or permit any amendment, modification, extension, or termination (other than by payment in full) of the subject Notes Receivable or Purchase Agreements without the prior written consent of Assignee, nor will Assignor waive, excuse, condone, forgive, or in any manner release or discharge any material obligations, covenants, warranties, conditions, or agreements to be performed by the applicable Purchasers or other obligors under the such Notes Receivable, Purchase Agreements, or any related documents or instruments without the prior written consent of Assignee, and Assignor agrees that any such purported act without such consent shall be null and void and of no legal effect whatsoever.

                  (i) This Collateral Assignment has been duly authorized, executed, and delivered by Assignor and constitutes the legal, valid, and binding obligation of Assignor, enforceable against Assignor in accordance with its terms.

         5. This Collateral Assignment is executed and delivered only for the purpose of providing collateral security for the Obligations and shall not constitute or be interpreted as an absolute assignment of Assignor's rights or obligations under the subject Notes Receivable or Purchase Agreements. Neither the execution, delivery, nor recordation of this Collateral Assignment shall render Assignee liable in any manner whatsoever for any obligations, duties, or liabilities of any Assignor pursuant to the subject Notes Receivable, Purchase Agreements, any related documents or instruments, or any Timeshare Documents. Assignor hereby expressly acknowledges that Assignee has not assumed any of the obligations, duties, or liabilities of Assignor under or with respect to any of the Assigned Collateral. Assignee shall not be required to make any inquiry as to the nature or sufficiency of any payment received by it, to present or file any claim, or to take any other action to collect or enforce the payment of any amounts that may have been assigned to it or the performance of any obligations to which it may be entitled hereunder.

         6. Assignor covenants and agrees that it will give Assignee prompt written notice of any notice that Assignor receives under or in respect of any Note Receivable or Purchase Agreement, including but not limited to any notices of default.

         7. Assignor hereby irrevocably authorizes Assignee, at Assignor's sole cost and expense, to file without Assignor's signatures such financing and continuation statements relating to the Collateral Assignment, and to deliver such notifications or certifications, as Assignee, in its sole discretion, deems reasonably necessary or appropriate in order to protect its right, title, and interest in and to the Assigned Collateral; and Assignor hereby appoints Assignee as Assignor's true and lawful attorney-in-fact to execute any such statements in Assignor's name and to perform all other acts that Assignee, in its sole discretion, deems reasonably necessary or appropriate in order to perfect and continue, and realize upon, the Liens and security interests conferred pursuant to this Collateral Assignment and the other Loan Documents.

         8. Assignor agrees that at any time and from time to time, promptly upon the reasonable request of Assignee or any successor or assign thereof, it will execute and deliver such further documents and instruments and perform such further acts as Assignee (or its successor or assign) may reasonably request in order to effectuate the purposes and intent of this Collateral Assignment.

         9. Upon an Event of Default, or if a default shall occur with respect to any of the Assigned Collateral, then, in addition to (and not in limitation of) all other rights and remedies available to Assignee, Assignee may, without obligation to do so, and without releasing Assignor from any of its liabilities and obligations hereunder or pursuant to any of the other Loan Documents or the Timeshare Documents, take such action as Assignee deems reasonably necessary or appropriate to protect its interests, rights, and powers hereunder and under the other Loan Documents, including, without limitation, amending or terminating any of the subject Notes Receivable and/or Purchase Agreements and/or granting waivers thereunder, all without notice to or the consent or approval of Assignor. Assignee may further appear in and defend any action, suit, or proceeding purporting to affect its interests, rights, and powers under any of the Loan Documents and perform and discharge each and every obligation, covenant, and agreement of Assignor contained herein or in the subject Notes Receivable and/or Purchase Agreements; and in exercising such powers, Assignee may, at Assignor's sole cost and expense, pay any or all reasonably necessary costs and expenses, employ counsel, and incur and pay reasonable attorneys' fees and expenses. Assignor hereby indemnifies and holds Assignee harmless with respect to, and agrees to reimburse Assignee for, such costs, expenses, and fees, and Assignor's obligations with respect thereto shall be included among the Obligations, shall bear interest at the Applicable Default Rate, and shall be secured by the Collateral. The foregoing indemnification obligation shall survive the complete satisfaction of the Obligations and the termination of this Collateral Assignment.

         10. Upon the complete and final discharge and satisfaction of all of the Obligations, all rights herein assigned to Assignee shall cease and terminate and Assignee shall, at Assignor's sole cost and expense, execute and deliver to Assignor such documents, instruments, and termination statements as Assignor may reasonably request in order to evidence the termination of Assignee's rights hereunder.

         11. This Collateral Assignment shall be binding on Assignor and its successors and assigns and inure to the benefit of Assignee and its successors, assigns, and participants, if any. Assignee shall have the right to sell or otherwise transfer or assign to any Person, from time to time, all or any portion of the Assigned Collateral and Assignee's rights and interests hereunder and thereunder; provided, however, that Assignee shall provide Assignor with prompt written notice of any such transfer or assignment. The terms and provisions of this Collateral Assignment may not be terminated or modified or amended orally or by course of conduct or dealing or in any manner except in a writing that is signed by the party against whom enforcement is sought.

         12. THIS COLLATERAL ASSIGNMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, EXCLUSIVE OF ANY CHOICE OF LAW PROVISIONS THAT WOULD RESULT IN A CHOICE OF LAW OTHER THAN THE LAWS OF SUCH STATE. ASSIGNOR HEREBY CONSENTS TO THE JURISDICTION OF ANY STATE OR FEDERAL COURT LOCATED WITHIN NEW YORK CITY, NEW YORK, AND IRREVOCABLY AGREES THAT, SUBJECT TO ASSIGNEE'S ELECTION, ALL ACTIONS OR PROCEEDINGS ARISING OUT OF OR RELATING TO THIS COLLATERAL ASSIGNMENT OR THE OTHER LOAN DOCUMENTS SHALL BE LITIGATED IN SUCH COURTS. ASSIGNOR EXPRESSLY SUBMITS AND CONSENTS TO THE JURISDICTION OF THE AFORESAID COURTS AND WAIVES ANY DEFENSE OF FORUM NON CONVENIENS. ASSIGNOR HEREBY WAIVES PERSONAL SERVICE OF ANY AND ALL PROCESS AND AGREES THAT ALL SUCH SERVICE OF PROCESS MAY BE MADE ON ASSIGNOR BY CERTIFIED OR REGISTERED MAIL, RETURN RECEIPT REQUESTED, ADDRESSED TO ASSIGNOR AT THE ADDRESS SET FORTH IN THE LOAN AGREEMENT, AND SERVICE SO MADE SHALL BE DEEMED COMPLETE TEN (10) DAYS AFTER THE SAME HAS BEEN POSTED.

                                                   Assignor's  Initials:_____

         13. Assignor hereby acknowledges that this Collateral Assignment will be recorded in the Newport Land Evidence Records and agrees to pay any and all recording costs and taxes of whatever type, including but not limited to documentary stamp and intangible taxes, that may be payable from time to time with respect to this Collateral Assignment, its recordation, any amendments to this Collateral Assignment and their recordation, the recordation of a corresponding UCC-1 financing statement in the Newport Land Evidence Records, and the filing of a corresponding UCC-1 financing statement with the Rhode Island Secretary of State, or the other Assigned Collateral, excluding income and profit-based taxes.

         14. If any provision of this Collateral Assignment is held to be illegal, invalid, or unenforceable under present or future laws effective during the term hereof, such provision shall be fully severable, this Collateral Assignment shall be construed and enforced as if such illegal, invalid, or unenforceable provision had never comprised a part hereof, and the remaining provisions of this Collateral Assignment shall remain in full force and effect and shall not be affected by the illegal, invalid, or unenforceable provision or by its severance therefrom. In any suit, action, or proceeding arising out of or in connection with this Collateral Assignment, Assignee shall be entitled to reasonable attorneys' and paralegals' fees and expenses, whether such fees and expenses arise before such proceedings are commenced or after the entry of a final judgment and whether suit be brought or not. Any right or remedy granted herein or in any other Loan Document is separate, distinct, and cumulative and not exclusive of any other right or remedy granted herein, therein, or provided by law or in equity; and all of the same may be exercised concurrently, independently, or successively by Assignee, in its sole discretion. Any forbearance on the part of Assignee in exercising any right or remedy hereunder shall not constitute a waiver of or preclude the exercise of such right or remedy in the future. Assignee shall not be deemed by any act or omission to have waived any right or remedy or any Default or Event of Default unless such waiver is in writing and signed by Assignee, and then only to the extent specifically set forth in such writing.

         15. Assignee may take or release other security for the payment and performance of the Obligations, may release any party primarily or secondarily liable therefor, including but not limited to any Guarantor, and may apply any other security held by it to the satisfaction of such Obligations, without prejudice to any of its rights under this Collateral Assignment. Nothing contained in this Collateral Assignment and no act done or omitted by Assignee pursuant to the powers and rights granted to it hereunder shall be deemed to constitute a waiver by Assignee of its rights and remedies pursuant to this Collateral Assignment or the other Loan Documents, and this Collateral Assignment is made and accepted without prejudice to any of the rights and remedies possessed by Assignee pursuant to the terms, provisions, and conditions hereof and of the other Loan Documents.

         16. To the fullest extent permitted by law, in the event that Assignor shall make application for or seek relief or protection under the federal bankruptcy code (the "Bankruptcy Code") or any other Debtor Relief Laws, or in the event that any involuntary petition is filed against Assignor under such Bankruptcy Code or other Debtor Relief Laws and not dismissed with prejudice within forty-five (45) days of its filing, then the automatic stay provisions of
Section 362 of the Bankruptcy Code are hereby modified as to Assignee to the extent necessary to implement the provisions hereof permitting set-off and the filing of financing statements or other instruments or documents; and Assignee shall automatically and without demand or notice (each of which is hereby waived by Assignor) be entitled to immediate relief from any automatic stay imposed by
Section 362 of the Bankruptcy Code or otherwise, on or against the exercise of the rights and remedies otherwise available to Assignee as provided in the Loan Documents. In addition, in the event that relief is sought by or against Assignor under the Bankruptcy Code, such Assignor agrees not to seek, directly or indirectly, in any ensuing bankruptcy proceeding, any extension of the exclusivity period otherwise available to a debtor under the Bankruptcy Code, including without limitation, the exclusivity period provided for under Section 1121(b) of the Bankruptcy Code.

         17. TO THE FULLEST EXTENT NOT PROHIBITED BY APPLICABLE LAW WHICH CANNOT BE WAIVED, ASSIGNOR HEREBY KNOWINGLY, VOLUNTARILY, INTENTIONALLY, AND IRREVOCABLY WAIVES ANY AND ALL RIGHT TO A TRIAL BY

JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND OR CLARIFY ANY RIGHT, POWER, REMEDY, OR DEFENSE ARISING OUT OF OR RELATED TO THIS COLLATERAL ASSIGNMENT, THE OTHER LOAN DOCUMENTS, OR THE TRANSACTIONS CONTEMPLATED HEREIN OR THEREIN, WHETHER SOUNDING IN TORT OR CONTRACT OR OTHERWISE, OR WITH RESPECT TO ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN), OR ACTIONS OF ANY PARTY; AND ASSIGNOR AGREES THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A JUDGE AND NOT BEFORE A JURY. ASSIGNORS FURTHER WAIVE ANY RIGHT TO SEEK TO CONSOLIDATE ANY SUCH LITIGATION IN WHICH A JURY TRIAL HAS BEEN WAIVED WITH ANY OTHER LITIGATION IN WHICH A JURY TRIAL CANNOT OR HAS NOT BEEN WAIVED. FURTHER, ASSIGNOR HEREBY CERTIFIES THAT NO REPRESENTATIVE OR AGENT OF ASSIGNEE, INCLUDING ASSIGNEE'S COUNSEL, HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT ASSIGNEE WOULD NOT, IN THE EVENT OF SUCH LITIGATION, SEEK TO ENFORCE THIS WAIVER OF RIGHT TO JURY TRIAL PROVISION. ASSIGNOR ACKNOWLEDGES THAT THE PROVISIONS OF THIS SECTION ARE A MATERIAL INDUCEMENT TO ASSIGNEE'S AGREEMENT TO MAKE THE LOAN TO ASSIGNOR.

                                                       Assignor's Initials:____

         IN WITNESS WHEREOF, Assignor has caused this Collateral Assignment to be duly executed as of the date first written above.


                               ASSIGNOR:

                               EASTERN RESORTS COMPANY, LLC,
                               a Rhode Island limited liability company

                               By: Eastern Resorts Corporation, a Delaware corporation, its Managing Member

                                        By:
                                            ----------------------------------

                                        Its:
                                            ----------------------------------

STATE OF _________________)
                          )
COUNTY OF ________________)


         The foregoing instrument was acknowledged before me this ______ day of August, 1998, by _________________________________, as __________________ of
Eastern Resorts Corporation, the Managing Member of Eastern Resorts Company, LLC, a Rhode Island limited liability company, on behalf of said company.



                                             -------------------------------
                                                     Notary Public


My Commission Expires:

----------------------

                                  SCHEDULE "A"

                    Notes Receivable and Purchase Agreements

                                   EXHIBIT "C"

                                LOCKBOX AGREEMENT

         This LOCKBOX AGREEMENT (the "Lockbox Agreement") is made and entered into as of the day of August, 1998, by and among CREDIT SUISSE FIRST BOSTON MORTGAGE CAPITAL LLC, a Delaware limited liability company ("Lender"), EASTERN RESORTS COMPANY, LLC, a Rhode Island limited liability company ("Borrower"), and BANK OF AMERICA, a California corporation doing business as SEAFIRST BANK ("Lockbox Agent").

                              W I T N E S S E T H:

         WHEREAS, Borrower and Lender are parties to that certain Loan and Security Agreement of even date herewith (the "Loan Agreement"), pursuant to which Lender has agreed to make a loan (the "Loan") to Borrower in the maximum principal amount of ELEVEN MILLION FIVE HUNDRED THOUSAND DOLLARS ($11,500,000); and

         WHEREAS, the Receivables Component of the Loan is evidenced in part by that certain Receivables Promissory Note of even date herewith made by Borrower to the order of Lender in the original principal amount of FIVE MILLION DOLLARS ($5,000,000) (the "Note"); and

         WHEREAS, Borrower has agreed to secure the Receivables Component of the Loan and the other Obligations by, among other things, granting to Lender a continuing first priority Lien and security interest in and to all of Borrower's right, title, and interest in and to certain Pledged Notes Receivable and related Purchase Agreements, together with the proceeds thereof (all of the foregoing assets and collateral, including all additions thereto and replacements and substitutions therefor, and all proceeds thereof, are sometimes collectively referred to herein as the "Lockbox Collateral"); and

         WHEREAS, in connection with the Receivables Component of the Loan, Borrower has agreed to establish a lockbox arrangement, pursuant to which Lockbox Agent, as Lender's exclusive agent, shall receive all payments made in respect of the Lockbox Collateral and disburse the same to Lender, pursuant to the terms, provisions, and conditions of the Loan Agreement and the other Loan Documents.

         NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties, intending to be legally bound, hereby agree as follows:

         1. Definitions. All capitalized terms used but not defined herein shall have the meanings ascribed to them in the Loan Agreement, the provisions of which are hereby incorporated herein by reference.

         2. Appointment of Lockbox Agent. Lender hereby appoints Lockbox Agent as Lender's exclusive agent and custodian with respect to the Lockbox Collateral, the Lockbox, and the Lockbox

Account (as such terms are defined below), and Lockbox Agent hereby accepts such appointment. The agency and authority of Lockbox Agent shall be limited solely to the specific matters and authorizations expressly granted to Lockbox Agent hereunder.

         3.       Establishment of Lockbox and Account.

                  a. Borrower shall establish (i) a United States Postal Service post office box or other mail receipt and lockbox arrangement acceptable to Lender (the "Lockbox"), access to which shall be restricted to Lender and Lockbox Agent; and (ii) a bank account in the exclusive name of Lender, at the office of Lockbox Agent located at 802 "A" Street, Tacoma, Washington 98402, as described in Schedule "A," attached hereto and incorporated herein by this reference (the "Lockbox Account").

                  b. Lender shall be the sole owner of the Lockbox and the Lockbox Account, and Lockbox Agent shall permit no other Person to own or claim any interest in the Lockbox or the Lockbox Account. The signature cards and related records with respect to the Lockbox and the Lockbox Account shall be in the name of Lender and shall bear the notation "Credit Suisse First Boston Mortgage Capital LLC Timeshare Hypothecation Lockbox Account--Long Wharf Resort." Lockbox Agent's and Borrower's books and records shall at all times reflect Lender's exclusive interest in the Lockbox Collateral, including all proceeds thereof, from time to time deposited in, credited to, or disbursed from, the Lockbox Account.

                  c. All Instruments of Payment (as such term is defined below) and other proceeds relating to the Lockbox Collateral are and, until all of Borrower's Obligations, pursuant to the Loan Agreement and the other Loan Documents, have been fully satisfied, shall remain, the sole and exclusive property of Lender and, during the term of this Lockbox Agreement, shall be held by Lockbox Agent for Lender until disbursed to Lender or returned to Borrower, pursuant to the terms, provisions, and conditions hereof and of the Loan Agreement. Lockbox Agent shall not release to Borrower or to any other Person, including itself, any of the Lockbox Collateral, including but not limited to any Instruments of Payment, other proceeds, or amounts from time to time on deposit in the Lockbox Account or which Lockbox Agent shall otherwise receive, pursuant to the terms of this Lockbox Agreement.

                  d. During the term of this Lockbox Agreement, Lockbox Agent shall have unrestricted access to the Lockbox and the Lockbox Account and shall have complete and exclusive authority to receive, open, and administer, in accordance with the terms, provisions, and conditions hereof, all Instruments of Payment, Lockbox Collateral proceeds, and mail addressed to the Lockbox or otherwise received by Lockbox Agent, pursuant to the terms, provisions, and conditions hereof, whether by regular, registered, certified, or insured mail, wire transfer, or otherwise. Except for the authority expressly granted to Lockbox Agent hereunder with respect to the Lockbox, neither Lockbox Agent nor Borrower (nor any Person claiming through either of them) shall have any interest in or control over the Lockbox or any of the Lockbox Collateral, the Lockbox Account, or any Instruments of Payment or other proceeds, or any mail or other materials received in the Lockbox or otherwise received by Lockbox Agent.

                  e. Lockbox Agent shall not be entitled to deduct from the Lockbox Account any of its fees or expenses which become due from time to time pursuant to this Lockbox Agreement, except as otherwise expressly provided in
Section 9 below. Except as otherwise provided in said Section 9, Lockbox Agent hereby irrevocably waives any and all rights to setoff, deduction, recoupment, attachment, garnishment, or otherwise, on account of any indebtedness owing to it by Borrower or any claims arising from or related to this Lockbox Agreement, against any amounts in the Lockbox, deposited in the Lockbox Account, or otherwise received or held from time to time by Lockbox Agent, pursuant to this Lockbox Agreement.

         4. Payments to Lockbox Account. Prior to the date hereof, Borrower shall have directed or otherwise caused the makers of each Note Receivable, in writing, to pay directly to Lockbox Agent all interest, principal, prepayments (both voluntary and mandatory), and other amounts of any and every description payable to Borrower by or on behalf of such maker pursuant to the applicable Note Receivable, the related Purchase Agreement, or any other related documents or instruments. Such amounts shall be deposited by Lockbox Agent into the Lockbox Account. Borrower shall immediately pay any and all amounts paid to or otherwise received from time to time by Borrower in connection with a Consumer Loan, including but not limited to any amounts received by a Borrower upon its realization upon any collateral for a Consumer Loan (which amounts shall be deemed received in trust for the sole and exclusive benefit of Lender), to Lockbox Agent, as and when such amounts are received by Borrower (and in the form so received, properly endorsed to Lockbox Agent, if appropriate).

         Notwithstanding the foregoing provisions of this Section 4 or any other provision of this Lockbox Agreement to the contrary: (a) by written notice from Lender or from Borrower, at Lender's direction, the Purchasers and other obligors under the Pledged Notes Receivable may be directed to make all further payments in respect thereof in accordance with such written directions; and (b) following any Default or Event of Default, pursuant to the Loan Agreement or any of the other Loan Documents, Lender shall have the right to require that all payments of any and every kind becoming due under the Pledged Notes Receivable be paid directly to Lender and to terminate this Lockbox Agreement in accordance with the provisions of Section 10 hereof.

         5. Lockbox Services and Procedures. Not less frequently than each Business Day, Lockbox Agent shall:

                  a. Collect, open, remove, and inspect the contents of all mail and other documents and instruments delivered to the Lockbox or otherwise to Lockbox Agent pursuant to this Lockbox Agreement, including, without limitation, all cash, checks, drafts, money orders, notes, bills, and other instruments providing for the payment of money (hereinafter collectively referred to as "Instruments of Payment");

                  b. Endorse, without recourse to Lender, and otherwise in accordance with Lockbox Agent's general procedures for presentment and collection of negotiable and non-negotiable instruments, all non-cash Instruments of Payment with respect to which the payee or endorsee is Borrower (or a reasonable variation of Borrower); and

                  c. Deposit into the Lockbox Account the total dollar amount represented by all depositable Instruments of Payment received by Lockbox Agent in respect of the Lockbox Collateral.

         By no later than 5:00 p.m. New York time on each Friday prior to the Maturity Date, Lockbox Agent shall remit, via federal funds wire transfer or electronic funds transfer, all immediately available funds then deposited in the Lockbox Account to Lender, for credit to the account of Credit Suisse First Boston Mortgage Capital LLC, at __________________________________________
____________________________________________________________________________,
or as may otherwise be directed by Lender in writing.

         6. Remittance Collection. Any non-cash Instrument of Payment presented by Lockbox Agent for collection that is returned unpaid for any reason shall be redeposited once. If redeposit is not warranted for reasons such as "account closed" or "payment stopped," or if any Instrument of Payment is returned unpaid a second time, Lockbox Agent shall forward same to Borrower or, if so instructed in writing by Lender, to Lender, and shall have no further obligation for collection of such Instruments of Payment. If there are any other charges or debits resulting from returned or otherwise dishonored Instruments of Payment, such amounts will be the sole responsibility of Borrower. Undated Instruments of Payment may be dated by Lockbox Agent to agree with the postmark date appearing on the envelope in which such Instruments of Payment were received; provided, however, that Lockbox Agent shall not deposit checks postdated three (3) or more days or dated six (6) months or older, which checks will be forwarded to Borrower or, if so instructed in writing by Lender, to Lender. Instruments of Payment drawn in foreign currency shall be processed for collection, and any corresponding collection charge will be charged to Borrower. Lockbox Agent shall use its best efforts to notify Borrower of any Instrument of Payment or accompanying correspondence that contains any irregularities or discrepancies between the amount owed and the amount of the Instrument of Payment or that bears the legend "Payment in Full," "Accord and Satisfaction," "Final Settlement," or words of similar import, and Borrower shall make the determination as to the future disposition of any such Instrument of Payment. Except as specifically provided above, Lockbox Agent shall follow its general procedures applicable to the presentment, collection, and deposit of negotiable and non-negotiable instruments.

         7.       Reports.

                  a. Not less frequently than once each week on the day specified by Lender or Servicing Agent, Lockbox Agent shall:

                           (i) Transmit to Lender, Borrower, and Servicing
Agent, by mail and facsimile transmission, a receivables report for the preceding week, listing the names of the Purchasers and other obligors from which Instruments of Payment and wire transfers of funds were received by Lockbox Agent, together with the amount of cleared funds so received and the amount of any charges or debits resulting from the return or dishonor of checks in respect of such Purchasers and other obligors; and

                           (ii) Transmit to Lender, Borrower, and Servicing
Agent, by mail and facsimile transmission, advice of credit documentation indicating receipt and deposit into the Lockbox Account of funds represented by Instruments of Payment and wire transfers received by Lockbox Agent, together with disbursement information indicating payment to Lender, pursuant to Section 5 above, of the total amount of cleared funds contained in the Lockbox Account.

                  b. Within ten (10) days after the end of each calendar month during the term of this Lockbox Agreement, Borrower shall deliver to Lender (i) a detailed report relating to the Lockbox Collateral, including, for the calendar month covered by such report, a list of each of all Pledged Notes Receivable in respect of which Lockbox Agent is collecting funds; (ii) a list of all payments received by Lockbox Agent in respect of the corresponding Pledged Notes Receivable (including prepayments, if any); (iii) a statement of all deposits into and disbursements from the Lockbox Account; and (iv) a list of all Pledged Notes Receivable in respect of which payments were due, but were not received, during such period.

                  c. Lockbox Agent shall retain a microfilm record of all Instruments of Payment (front and back) deposited in the Lockbox Account. All mail, correspondence, and documents delivered to the Lockbox or otherwise received by Lockbox Agent pursuant to this Lockbox Agreement shall promptly be delivered to Borrower and Servicing Agent. Upon request by either Borrower or Lender, and upon payment of the fee then in effect for Lockbox Agent's customers for such service generally, Lockbox Agent shall from time to time provide to Borrower or Lender, as the case may be, photocopies of such microfilm records.

                  d. Lockbox Agent shall also deliver to Lender, at Borrower's expense, such other reports as Lender may from time to time reasonably request.

                  e. Lockbox Agent shall promptly forward to Borrower and Servicing Agent copies of all inquiries, demands, and other communications, if any, that Lockbox Agent receives during the term of this Lockbox Agreement from or concerning any Purchasers or other obligors under the Pledged Notes Receivable, or in respect of any of the Lockbox Collateral, including any Instruments of Payment, or in respect of the duties and obligations of Lockbox Agent.

                  f. In the event that any legal action or proceeding of any kind is commenced relating to the Loan, any of the Lockbox Collateral, or this Lockbox Agreement, Lockbox Agent shall deliver to Lender, promptly following Lender's request therefor, such reports and materials as Lockbox Agent may have in its possession related to the Lockbox Collateral, the Lockbox Account, or this Lockbox Agreement which Lender reasonably deems relevant to such action or proceeding.

         8. Scope of Agency; Standard of Care.

                  a. Lockbox Agent is and shall act solely as the agent of Lender pursuant to the terms and for the purposes set forth in this Lockbox Agreement.

                  b. In the performance of its duties under this Lockbox Agreement, Lockbox Agent shall exercise the same degree of care and devote the same attention to such performance as it would if it were performing such duties for Lockbox Agent's own account.

                  c. Lockbox Agent shall be protected in and is hereby released by Lender and Borrower from any liability for action taken or omitted by it in reliance upon written instructions delivered by Lender to Lockbox Agent hereunder.

                  d. Lockbox Agent shall not be required to administer or account for any Instruments of Payment or other funds or property unless the same shall have first been received by Lockbox Agent pursuant to this Lockbox Agreement.

                  e. Lockbox Agent shall be liable for all information, documents, and instruments in its possession, custody, or control. Borrower and Lender acknowledge that numerous discrepancies may occur when remittances are made in cash, and Borrower and Lender agree to save and hold Lockbox Agent harmless from and against any claims or demands of any nature and by whomever that may be made against Lockbox Agent as a result of any such discrepancies, unless such claims or demands arise from the gross negligence or willful misconduct of Lockbox Agent.

         9. Compensation/Expenses.

                  a. In consideration for the services to be rendered by Lockbox Agent hereunder, Borrower shall pay directly to Lockbox Agent its normal and customary fees as set forth on Schedule "B," attached hereto and incorporated herein by this reference, and reimburse Lockbox Agent for all photocopying, postage, telephone, and other expenses reasonably incurred by Lockbox Agent in the performance of its services hereunder. Both Lockbox Agent and Borrower expressly acknowledges that Lender shall have no liability or obligation whatsoever for the payment or reimbursement to

Lockbox Agent of any of the foregoing amounts or other compensation of any type to Lockbox Agent.

                  b. Notwithstanding that Lockbox Agent's fees and expenses shall be paid exclusively by Borrower and that Borrower shall be solely responsible therefor, Borrower, Lender, and Lockbox Agent each acknowledge, agree, and confirm that Lockbox Agent is and shall perform only as the exclusive agent of Lender in accordance with the terms of and for the purposes set forth in this Lockbox Agreement.

                  c. Lockbox Agent shall promptly notify Lender and Borrower if Borrower fails to pay, within five (5) Business Days of the due date thereof, any fees or other amounts due Lockbox Agent hereunder. In the event of any such nonpayment, Lender may (but shall not be obligated to) authorize in writing Lockbox Agent to offset from the balance then on deposit in the Lockbox Account such amount as Lender shall specify in writing, and to apply such amount to all or a portion, as the case may be, of the total amount of such fees and other amounts as may from time to time be due and owing to Lockbox Agent; provided, however, that Lockbox Agent's right of offset as provided herein, if any, shall be subject at all times and in all events to Lender's prior written consent, which Lender may reasonably or unreasonably grant or withhold in its sole discretion. Lender's consent, if any, to any offset by Lockbox Agent on any particular occasion shall not constitute a waiver or modification of any terms, provisions, or conditions of this Lockbox Agreement and shall not be deemed to constitute Lender's consent to any offset or other variation from such terms, provisions, and conditions on any other occasion.

         10.      Termination.

                  a. This Lockbox Agreement may be terminated at any time by either Lender or Lockbox Agent, without penalty to either party, by written notice delivered by Lender or Lockbox Agent, as the case may be, to each of the other parties. The effective date of termination shall be specified in such notice; provided, however, that at the option of Lender, the effective date of termination may be postponed to a date not more than ninety (90) days following the date of Lender's receipt of such notice from Lockbox Agent.

                    b. Upon termination of this Lockbox Agreement for any reason, Lockbox Agent shall provide to Lender, at Borrower's sole cost and expense, such services as may be reasonably necessary in order to ensure an orderly transition of Lockbox Agent's responsibilities hereunder, including, without limitation, delivering to Lender, from and after such termination, all mail, Instruments of Payment, and other items contained in the Lockbox, all proceeds on deposit in the Lockbox Account, all other proceeds of the Lockbox Collateral that may be held or received from time to time by Lockbox Agent, and all related documents, instruments, reports, and records; and Lockbox Agent shall otherwise reasonably cooperate with Lender.

                  c. If not sooner terminated by Lender or Lockbox Agent as provided above, upon Lockbox Agent's receipt of written notice from Lender certifying that all of Borrower's Obligations under the Loan Documents have been fully performed, this Lockbox Agreement shall be deemed terminated, effective immediately. Upon termination pursuant to this Section 10, Lockbox Agent shall, at Borrower's sole cost and expense, terminate the Lockbox, close the Lockbox Account, and, from and after the effective date of such termination, deliver to Borrower all mail, Instruments of Payment, and other items contained in the Lockbox, all proceeds deposited in the Lockbox Account (less any fees or expenses owed to Lockbox Agent), all other proceeds of the Lockbox Collateral that may be held by Lockbox Agent, and all related documents, instruments, reports, and records.

                  d. Upon termination of this Lockbox Agreement, Borrower shall promptly pay to Lockbox Agent the total amount of any fees and other amounts then due and payable to Lockbox Agent pursuant to the terms hereof.

                  e. Each of the sub-sections of this Section 10 shall survive the termination of this Agreement.

         11. Remedies. Upon the occurrence of a Default or an Event of Default hereunder or under any of the other Loan Documents, at Lender's option, Lender may immediately and without notice to Borrower (such notice being hereby waived), apply against the Obligations any monies represented by Instruments of Payment or other funds in the Lockbox, the Lockbox Account, or otherwise in the possession, custody, or control of Lockbox Agent in connection with its duties hereunder. In the event that Borrower files a petition for relief under the United States Bankruptcy Code (the "Bankruptcy Code") or becomes the subject of an involuntary proceeding thereunder that is not fully and finally dismissed within forty-five (45) days of its filing, then, but only to the extent that the applicable bankruptcy court determines after notice and hearing that Borrower has any interest in the Lockbox, the Lockbox Account, or any proceeds of the Lockbox Collateral, subject to court approval after notice and hearing, and with such modifications as Lender may require, such proceeds shall be deemed cash collateral, and this Lockbox Agreement shall be deemed a cash collateral agreement, pursuant to Section 363 of the Bankruptcy Code. In addition, effective immediately upon the filing of a bankruptcy petition by or against Borrower, the automatic stay provisions of Section 362 of the Bankruptcy Code are hereby modified as to Lender to the extent necessary to implement the provisions of this Lockbox Agreement permitting Lender to apply the Lockbox Collateral, including, without limitation, proceeds contained in the Lockbox or Lockbox Account, against Borrower's Obligations, and the filing of financing statements or other instruments and documents, if any, evidencing Lender's security interests in post-petition Collateral; and Lender shall immediately and without demand or notice (each of which is hereby expressly waived), be entitled to relief from any automatic stay imposed under the Bankruptcy Code on or against the exercise of Lender's rights and remedies otherwise available as provided in the Loan Documents. Further, Borrower shall not seek, directly or indirectly, in any proceeding under the Bankruptcy Code, any extension of the exclusivity period otherwise available to a debtor under the Bankruptcy

Code, including, without limitation, the exclusivity period afforded under
Section 1121(b) of the Bankruptcy Code.

         Any right or remedy granted to Lender herein or in any other Loan Document is separate, distinct, and cumulative and not exclusive of any other right or remedy granted herein or in any other Loan Document or provided by law or in equity; and all of the same may be exercised concurrently, independently, or successively by Lender, in its sole and absolute discretion. Any forbearance on the part of Lender in exercising any available right or remedy shall not constitute a waiver of or preclude the exercise of such right or remedy in the future. Lender shall not be deemed by any act or omission to have waived any right or remedy or any Default or Event of Default unless such waiver is in writing and signed by Lender, and then only to the extent specifically set forth in such writing.

         12. Consents and Authorizations. Borrower hereby consents to the appointment and designation of Lockbox Agent as Lender's exclusive agent and custodian for the purposes set forth herein and to all of the terms, provisions, and conditions of this Lockbox Agreement.

         13. Indemnification. Borrower hereby indemnifies and holds Lockbox Agent harmless from and against any and all loss, cost, expense, and liability, including but not limited to costs and reasonable attorneys' and paralegals' fees and expenses, that may arise at any time (including any time after Lockbox Agent is no longer acting in such capacity) incurred directly or indirectly as a result of any act or omission of Lender or Borrower in connection herewith, in connection with any of the Lockbox Collateral, or that may otherwise arise as a result of Lockbox Agent's exercise or performance of any of its powers or duties hereunder, except for claims arising from Lockbox Agent's gross negligence or willful misconduct. Borrower will, at its sole cost and expense, defend any action or proceeding instituted against Lockbox Agent that relates, directly or indirectly, to the subject matter of this Lockbox Agreement. Notwithstanding the foregoing, Lockbox Agent may elect to provide its own defense in any such action, with the cost of such defense to be borne by Borrower.

         14. Miscellaneous.

                  a. If any provision of this Lockbox Agreement is held to be illegal, invalid, or unenforceable under present or future laws effective during the term hereof, such provision shall be fully severable, this Lockbox Agreement shall be construed and enforced as if such illegal, invalid, or unenforceable provision had never comprised a part hereof, and the remaining provisions of this Lockbox Agreement shall remain in full force and effect and shall not be affected by the illegal, invalid, or unenforceable provision or by its severance therefrom. Furthermore, in lieu of such illegal, invalid, or unenforceable provision, there shall be added automatically as a part of this Lockbox Agreement a provision as similar in terms to such illegal, invalid, or unenforceable provision as may be possible and be legal, valid, and enforceable.

                  b. This Lockbox Agreement shall be governed by and construed in accordance with the laws of the State of New York, exclusive of any choice of law principles that would result in a choice of law other than the laws of the State of New York.

                  c. This Lockbox Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. This Lockbox Agreement shall not be assignable by Borrower or Lockbox Agent without the prior written consent of Lender. Lender may, without the consent of the other parties to this Lockbox Agreement, assign its interest in this Lockbox Agreement, in whole or in part; and in the event of such an assignment, Lender shall promptly give notice thereof to Borrower and Lockbox Agent.

                  d. All notices, requests, and other communications to either party hereunder shall be in writing and shall be given to such party at its address set forth below or at such other address as such party may hereafter specify for the purpose of notice to Lender, Borrower, or Lockbox Agent. Each such notice, request, or other communication shall be effective (a) if given by mail, when such notice is deposited in the United States Mail with first class postage prepaid, and addressed as aforesaid, provided that such mailing is by registered or certified mail, return receipt requested; (b) if given by overnight delivery, when deposited with a nationally recognized overnight delivery service such as Federal Express or Airborne, with all fees and charges prepaid, addressed as provided below; or (c) if given by any other means, when delivered at the address specified in this Section 14.d.:

      If to Borrower:        Eastern Resorts Company, LLC
                             115 Long Wharf
                             Newport, Rhode Island 02840
                             Attention:  R. Perry Harris

      With copy to:          Equivest Finance, Inc.
                             Two Clinton Square
                             Syracuse, New York 13202
                             Attention:  Lisa M. Henson

      If to Lender:          Credit Suisse First Boston Mortgage Capital LLC
                             11 Madison Avenue
                             New York City, New York 10010-3629
                             Attention:  Michael C. Szwajkowski, Vice President

      If to Lockbox Agent:   Seafirst Bank
                             802 "A" Street
                             Tacoma, Washington 98402
                             Attention: ______________________

                  e. This Lockbox Agreement (including but not limited to Schedules "A" and "B" hereto) may not be modified or amended, and no term, provision, or condition hereof may be waived, except by a written instrument signed by all of the parties hereto.

                  f. This Lockbox Agreement may be executed in counterparts, each of which shall be deemed an original document but all of which, collectively, shall constitute a single document.

                  g. Borrower agrees to pay all costs and expenses reasonably incurred by Lender in connection with the evaluation, protection, assertion, and enforcement of Lender's rights hereunder, including, without limitation, court costs, audit expenses, collection charges, and attorneys' and paralegals' fees and disbursements. Lockbox Age.

                  h. This Lockbox Agreement has been duly executed and delivered by Lockbox Agent, Borrower, and Lender and constitutes a legal, valid, and binding obligation of each such party, enforceable in accordance with its terms.

                  i. BORROWER, LOCKBOX AGENT, AND LENDER HEREBY KNOWINGLY, VOLUNTARILY, AND INTENTIONALLY WAIVE ANY RIGHT THEY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION ARISING OUT OF, UNDER, OR IN CONNECTION WITH THIS LOCKBOX AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREIN OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN), OR ACTIONS OF ANY PARTY. BORROWER, LOCKBOX AGENT, AND LENDER FURTHER WAIVE ANY RIGHT THEY MAY HAVE TO SEEK TO CONSOLIDATE ANY SUCH LITIGATION IN WHICH A JURY TRIAL HAS BEEN WAIVED WITH ANY OTHER LITIGATION IN WHICH A JURY TRIAL CANNOT OR HAS NOT BEEN WAIVED. FURTHER, BORROWER AND LOCKBOX AGENT HEREBY CERTIFY THAT NO REPRESENTATIVE OR AGENT OF LENDER, INCLUDING LENDER'S COUNSEL, HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT LENDER WOULD NOT, IN THE EVENT OF SUCH LITIGATION, SEEK TO ENFORCE THIS WAIVER OF RIGHT TO JURY TRIAL PROVISION. BORROWER ACKNOWLEDGES THAT THE PROVISIONS OF THIS SECTION ARE A MATERIAL INDUCEMENT TO LENDER'S ACCEPTANCE OF THIS LOCKBOX AGREEMENT AND THE OTHER LOAN DOCUMENTS.

                                                 Borrower's Initials: _________

                                                 Lockbox Agent's Initials:_____

         IN WITNESS WHEREOF, Borrower, Lender, and Lockbox Agent have caused this Lockbox Agreement to be duly executed as of the day and year first written above.

Witnesses:                   BORROWER:

                             EASTERN RESORTS COMPANY, LLC, a Rhode
                             Island limited liability company

                             By: Eastern Resorts Corporation, a Delaware corporation, its Managing Member

                                      By:
----------------------                     ----------------------------------

                                      Its:
----------------------                     ----------------------------------
     Printed Name

                             LENDER:

                             CREDIT SUISSE FIRST BOSTON MORTGAGE
                             CAPITAL LLC, a Delaware limited liability company

                             By:
----------------------           --------------------------------------------

                             Its:
----------------------            -------------------------------------------
     Printed Name

                             LOCKBOX AGENT:

                             BANK OF AMERICA, a California corporation, doing business as SEAFIRST BANK


                             By:
----------------------           --------------------------------------------

                             Its:
----------------------            -------------------------------------------
     Printed Name

                                  SCHEDULE "A"

                                  SCHEDULE "B"

                                   EXHIBIT "D"

                        Permitted Liens and Encumbrances


The following represents liens and/or restrictions of record:

1. Declaration of Condominium of the Long Wharf Resort Condominium, dated December 30, 1996 and recorded in the Newport Land Evidence Records on December 30, 1996 in Book 749, at Page 317, as the same may, from time to time, be amended.
2. By-laws of the Long Wharf Resort Condominium Association recorded in the Newport Land Evidence Records on December 30, 1996 in Book 749, at Page 343.
3. Settlement Agreement and Covenant Not to Sue between Eastern Resorts Company, LLC and the State of Rhode Island Department of Environmental Management, Division of Site Redediation, recorded in the Newport Land Evidence Records on December 6, 1995 in Book 707, at Page 115.
4. First Amendment to Settlement Agreement and Covenant Not to Sue between Eastern Resorts Company, LLC and the State of Rhode Island; recorded in the Newport Land Evidence Records on August 7, 1996 in Book 743, at Page 448.
5. Declaration of Parking and Utility Easement, recorded in the Newport Land Evidence Records on September 12, 1996 in Book 738, at Page 231.
6. Grant of Easement from Eastern Resorts Company, LLC to the City of Newport, dated December 23, 1996 and recorded in the Newport Land Evidence Records on January 23, 1997 in Book 752, at Page 85.
7.       Balance of taxes assessed December 31, 1997, not yet due and payable.

                                   EXHIBIT "E"

                               SERVICING AGREEMENT

         This SERVICING AGREEMENT (the "Agreement ") is made and entered into as of August __, 1998, by and between EASTERN RESORTS COMPANY, LLC, a Rhode Island limited liability company ("Borrower"), CREDIT SUISSE FIRST BOSTON MORTGAGE CAPITAL LLC, a Delaware limited liability company ("Lender"), and WYNWOOD AGENCY, INC., a Washington corporation ("Servicing Agent").

                              W I T N E S S E T H:

         WHEREAS, Borrower and Lender are parties to that certain Loan and Security Agreement of even date herewith (the "Loan Agreement"), pursuant to which Lender has agreed to make a loan to Borrower in the maximum principal amount of ELEVEN MILLION FIVE HUNDRED THOUSAND DOLLARS ($11,500,000) in accordance with the terms, provisions, and conditions of the Loan Agreement and the other Loan Documents; and

         WHEREAS, Borrower has agreed to secure the Loan and the other Obligations by, ,among other things, granting to Lender a continuing first priority Lien and security interest in and to all of Borrower's right, title, and interest in and to certain Notes Receivable and Purchase Agreements; and

         WHEREAS, Servicing Agent is in the business of performing collection, accounting, and reporting services with respect to documents and instruments such as the afore-described Notes Receivable and Purchase Agreements.

         NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties, intending to be legally bound, hereby agree as follows:

         1. TERMS AND DEFINITIONS. Except as otherwise expressly provided herein to the contrary, all capitalized terms used herein shall have the meanings ascribed to them in the Loan Agreement. In addition:

                  1.1 "Loan File" shall mean, for each Consumer Loan, a file containing true copies of the applicable Pledged Note Receivable, together with the related Purchase Agreement, credit report, loan application, truth-in-lending disclosure statement, Payment Authorization Agreement (if any), all related documents and instruments, and all other items and information reasonably required by Servicing Agent for the performance of its duties and obligations hereunder. At the request of Lender, Servicing Agent shall provide Lender with written acknowledgment of Servicing Agent's receipt of each Loan File.

                  1.2 "Loan Servicing" shall mean the servicing of the Pledged Notes Receivable conducted by Servicing Agent hereunder.

         1.3 "Pool of Loans" shall mean all those Consumer Loans at any time being serviced by Servicing Agent hereunder.

         2. APPOINTMENT OF SERVICING AGENT. Servicing Agent is an independent contractor that has been retained for the sole purpose of performing the Loan Servicing under this Agreement, and Servicing Agent hereby agrees to perform the Loan Servicing pursuant to the terms, provisions, and conditions set forth below.

         3. TERM OF AGREEMENT.

                  3.1 Term. The parties agree that the term of this Agreement shall expire on the date as of which all of Borrower's Obligations under the Loan Documents have been satisfied in full, unless earlier terminated in accordance with Section 3.2 below.

         3.2      Termination.

                  (a) This Agreement may be terminated at any time by either Lender or Servicing Agent, without penalty to either party, by written notice delivered by Lender or Servicing Agent, as the case may be, to each of the other parties. The effective date of termination shall be specified in such notice; provided, however, that at the option of Lender, the effective date of termination may be postponed to a date not more than ninety (90) days following the date of Lender's receipt of such notice from Servicing Agent.

                  (b) Upon termination of this Agreement for any reason, Servicing Agent shall provide to Lender, at Borrower's sole cost and expense, such services as may be reasonably necessary in order to ensure an orderly transition of Servicing Agent's responsibilities hereunder, and Servicing Agent shall otherwise reasonably cooperate with Lender. In particular, within five (5) Business Days following the termination of this Agreement, Servicing Agent shall deliver all Loan Files and other documents and materials in its possession, custody, or control relating to the Consumer Loans being serviced hereunder to Lender or such other Person as Lender may designate in writing. Servicing Agent acknowledges that any failure or delay on its part in the delivery of such documents and materials to Lender or its designee will cause irreparable injury to Lender, not adequately compensable in damages, and for which Lender has no adequate remedy at law. Servicing Agent further agrees that Lender may, in such event, seek and obtain specific performance or other injunctive relief in any court of competent jurisdiction.

                  (c) Upon termination of this Agreement, Borrower shall promptly pay to Servicing Agent the total amount of any fees and other amounts then due and payable to Servicing Agent pursuant to the terms hereof.

                  (d) Each of the sub-sections of this Section 3 shall survive the termination of this Agreement.

         4.       PERFORMANCE AND DUTIES OF SERVICING AGENT.

                  4.1 General Requirements of Servicing Agent. Servicing Agent shall maintain a loan processing database and shall service each Consumer Loan in accordance with generally accepted Loan Servicing standards and practices for the types of loans in question. In the performance of its duties for Lender and Borrower, unless otherwise specifically provided herein, Servicing Agent shall comply fully with the terms of all Pledged Notes Receivable, Purchase Agreements, and related documents and instruments. Servicing Agent shall send monthly billing statements to all Purchasers within five (5) days after the end of the calendar month with respect to which payments of interest, principal, and/or other amounts are due, unless Servicing Agent has previously provided such Purchasers with appropriate payment coupon books. Servicing Agent shall collect and process all principal and interest payments and other amounts due Lender, subject to the terms, provisions, and conditions of the Lockbox Agreement, a copy of which is attached as Exhibit "A" hereto and hereby incorporated herein by this reference. Servicing Agent shall at all times during the term hereof perform all activities deemed reasonably necessary or appropriate to collect all amounts due and owing under the Pledged Notes Receivable, Purchase Agreements, and related documents and instruments. Servicing Agent shall also provide Lender with monthly reports of all cash flow (including any delinquencies or checks returned for insufficient funds), together with such other information as may reasonably be requested by Lender.

                  4.2 Servicing Agent as Independent Contractor. Servicing Agent shall have the status of an independent contractor, and nothing herein contained shall be considered to create a partnership or joint venture between Lender and Servicing Agent. Servicing Agent is not to be considered an agent or employee of Lender for any purpose, and the employees of Servicing Agent are not entitled to any of the benefits that Lender provides to its employees.

                  4.3 Standard of Performance. Servicing Agent shall at all times act in good faith and in the best interests of Borrower and Lender, act as a fiduciary with respect to the Consumer Loans and the proceeds thereof, and use its best efforts and exercise sound business judgment in performing its duties and responsibilities under this Agreement.

                  4.4 Lockbox. All payments received from Purchasers and other obligors under the Pledged Notes Receivable and Purchase Agreements shall be paid to Lockbox Agent and deposited into the Lockbox Account in the name of Lender, all pursuant to the terms, provisions, and conditions of the Loan Agreement and the Lockbox Agreement. Servicing Agent shall receive evidence of all deposits made to the Lockbox Account and shall post them, on a daily basis, to the appropriate Consumer Loans upon receipt.

                  4.5 Receipt of Payments by Servicing Agent. Any payments received by Servicing Agent directly shall be held in trust for Lender and delivered to Lockbox Agent for deposit into the Lockbox Account within two (2) Business Days following Servicing Agent's receipt thereof.

                  4.6 Receivables Advance Request. Servicing Agent shall perform all such tasks and fulfill all responsibilities of Servicing Agent with respect to Advances of the Receivables Component of the Loan as are set forth in Section 4.2(b) of the Loan Agreement, the provisions of which are incorporated herein by this reference.

                  4.7 Description of Reports. For each calendar month (unless requested by Lender on a more frequent basis) during the term of this Agreement, Servicing Agent shall prepare the following standard industry reports and submit them to Lender and Borrower by no later than the tenth (10th) day of the succeeding calendar month:

                  (a)      Title:           Trial/Aging Balance Report
                           Purpose:         Numerical listings of all Consumer Loans indicating the
                                            outstanding principal balance of each and the aggregate
                                            outstanding principal balance of all Consumer Loans.

                  (b)      Title:           Cash Receipts Report
                           Purpose:         Numerical listings of all Consumer Loans showing the
                                            following with respect to each and totals with respect to all
                                            Consumer Loans: (i) payments received, including a
                                            breakdown of principal, interest, and other amounts received;
                                            and (ii) payments returned for non-sufficient funds.

                  (c)      Title:           Delinquency Report
                           Purpose:         Numerical listings of all Consumer
                                            Loans showing delinquencies, broken
                                            down into columns indicating the
                                            length of such delinquencies at
                                            thirty (30) days, sixty (60) days,
                                            and ninety (90) or more days.

                  (d)      Title:           Cancellation, Prepayment and Payoff Report
                           Purpose:         Numerical listings of all Consumer Loans that were canceled, paid off in their entirety, or the subject of a prepayment.

                  Lender may, from time to time, in its reasonable discretion, modify the foregoing reporting requirements and add reports required to be prepared on a weekly, monthly, or such other periodic basis as Lender shall reasonably request, which Servicing Agent shall complete in a timely fashion, at Borrower's sole cost and expense. All reports sent to Lender shall remain confidential in nature.

                  4.8 Notification to Obligors. Pursuant to the terms and provisions of the Lockbox Agreement, upon the closing of each Consumer Loan, Borrower shall have (a) directed or otherwise caused the Purchasers and other obligors in respect of each Pledged Note Receivable to remit directly to Lockbox Account all interest, principal, prepayments (both voluntary and mandatory), and other amounts of any and every description payable to Borrower or its assignees by or on behalf of such Purchasers or other obligors, pursuant to the applicable Pledged Note Receivable, Purchase Agreement, or any related documents or instruments; and (b) provided Lender with written evidence of such notification in form and content reasonably acceptable to Lender.

         5.       BOOKS AND RECORDS.

                  5.1 General. At all times during the term of this Agreement, Servicing Agent shall maintain complete and accurate files and records pertaining to each Consumer Loan and of all business activities and operations conducted by Servicing Agent in connection with its performance under this Agreement, including, without limitation, all payments received, costs incurred, and other information reasonably necessary or appropriate to give accurate and complete accountings of the Consumer Loans and all amounts paid or to be paid thereunder. All such files and records that pertain to a Consumer Loan that has not been repaid in full shall be delivered to Lender or Lender's designee upon termination of this Agreement.

                  5.2 Right to Examine Books and Records. At all times during the term of this Agreement, Lender and its duly authorized agents and representatives may, during normal business hours, inspect, audit, and make copies (at Borrowers expense) of any of Servicing Agent's records, files, reports, and related materials pertaining to the Consumer Loans and to Servicing Agent's performance hereunder.

                  5.3 Facilities and Staff. Servicing Agent agrees to maintain adequate facilities and staff for the proper performance of all services required of Servicing Agent hereunder.

         6.       INDEMNIFICATION.

                  6.1 Servicing Agent's Indemnity. Servicing Agent agrees to indemnify and hold Lender and all of its officers, directors, employees, independent contractors, and other representatives harmless from and against any and all claims, losses, penalties, fines, forfeitures, amounts paid in settlement, judgments, reasonable attorneys' fees and related litigation costs, fees, and expenses that result from: (a) any action taken by or on behalf of Servicing Agent relating to any Consumer Loan that is not permitted by or pursuant to the terms of this Agreement, the applicable Pledged Note Receivable, Purchase Agreement, or any other document or instrument; (b) any illegal act or omission by Servicing Agent; or (c) any act or omission constituting negligence, willful misconduct, or breach of fiduciary duty by any officer, director, employee, independent contractor, or other representative of Servicing Agent in connection with Servicing Agent's performance under this Agreement.

                  6.2 Borrower's Indemnity. Borrower agrees to indemnify and hold harmless Lender and all of its officers, directors, employees, independent contractors, and other representatives from and against any and all claims, losses, penalties, fines, forfeitures, amounts paid in settlement, judgments, reasonable attorneys' fees and related litigation costs, fees, and expenses incurred in connection with third party claims against Servicing Agent or Lender that result from:

                           (a) Any act or omission by or on behalf of Servicing
Agent in connection with Servicing Agent's actions within the scope of its duties under this Agreement, unless (i) such act or omission constitutes negligence, willful misconduct, or breach of a fiduciary duty; or (ii) such losses are covered by insurance, in which event Servicing Agent shall be indemnified only to the extent of any uninsured losses;

                           (b) Any act or omission constituting negligence or
breach of duty by an officer, director, employee, independent contractor, or other representative of Borrower in connection with this Agreement.

         7. COMPENSATION. As consideration for Servicing Agent's performance of its duties and responsibilities hereunder, Borrower shall pay Servicing Agent its normal and customary fees and reimburse Servicing Agent for all photocopying, postage, telephone, and other expenses reasonably incurred by Servicing Agent in the performance of the Loan Servicing. Both Borrower and Servicing Agent expressly acknowledge that Lender shall have no liability or obligation whatsoever for the payment or reimbursement to Servicing Agent of any of the foregoing amounts or other compensation of any type to Servicing Agent.

         8.       MISCELLANEOUS.

                  8.1 Severability. If any provision of this Servicing Agreement is held to be illegal, invalid, or unenforceable under present or future laws effective during the term hereof, such provision shall be fully severable, this Servicing Agreement shall be construed and enforced as if such illegal, invalid, or unenforceable provision had never comprised a part hereof, and the remaining provisions of this Servicing Agreement shall remain in full force and effect and shall not be affected by the illegal, invalid, or unenforceable provision or by its severance therefrom. Furthermore, in lieu of such illegal, invalid, or unenforceable provision, there shall be added automatically as a part of this Servicing Agreement a provision as similar in terms to such illegal, invalid, or unenforceable provision as may be possible and be legal, valid, and enforceable.

                  8.2 Governing Law. This Servicing Agreement shall be governed by and construed in accordance with the laws of the State of New York, exclusive of any choice of law principles that would result in a choice of law other than the laws of the State of New York.

                  8.3 Successors and Assigns. This Servicing Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. This Servicing Agreement shall not be assignable by Borrower or Servicing Agent without the prior written consent of Lender. Lender may, without the consent of the other parties to this Servicing Agreement, assign its interest in this Servicing Agreement, in whole or in part; and in the event of such an assignment, Lender shall promptly give notice thereof to Borrower and Servicing Agent.

                  8.4 Notices. All notices, requests, and other communications to either party hereunder shall be in writing and shall be given to such party at its address set forth below or at such other address as such party may hereafter specify for the purpose of notice to Lender, Borrower, or Servicing Agent. Each such notice, request, or other communication shall be effective (a) if given by mail, when such notice is deposited in the United States Mail with first class postage prepaid, and addressed as aforesaid, provided that such mailing is by registered or certified mail, return receipt requested; (b) if given by overnight delivery, when deposited with a nationally recognized overnight delivery service such as Federal Express or Airborne, with all fees and charges prepaid, addressed as provided below; or (c) if given by any other means, when delivered at the address specified in this Section 8.4:

       If to Borrower:      Eastern Resorts Company, LLC
                            115 Long Wharf
                            Newport, Rhode Island  02840
                            Attention:  R. Perry Harris

       With copy to:        Equivest Finance, Inc.
                            Two Clinton Square
                            Syracuse, New York  13202
                            Attention:  Lisa M. Henson

       If to Lender:        Credit Suisse First Boston Mortgage Capital LLC
                            11 Madison Avenue
                            New York City, New York  10010-3629
                            Attention:  Michael C. Szwajkowski, Vice President

       If to Servicing
            Agent:          Wynwood Agency, Inc.
                            1001 Pacific Avenue
                            Suite 200
                            P.O. Box 2236
                            Tacoma, Washington  98401
                            Attention:  Gail Strobl, Vice President

                  8.5 Amendments. This Servicing Agreement may not be modified or amended, and no term, provision, or condition hereof may be waived, except by a written instrument signed by all of the parties hereto.

                  8.6 Counterparts. This Servicing Agreement may be executed in counterparts, each of which shall be deemed an original document but all of which, collectively, shall constitute a single document.

                  8.7 Payment of Costs. Borrower agrees to pay all costs and expenses reasonably incurred by Lender in connection with the evaluation, protection, assertion, and enforcement of Lenders rights hereunder, including, without limitation, court costs, audit expenses, collection charges, and attorneys' and paralegals' fees and disbursements.

                  8.8 Binding Obligation. This Servicing Agreement has been duly executed and delivered by Servicing Agent, Borrower, and Lender and constitutes a legal, valid, and binding obligation of each such party, enforceable in accordance with its terms.

                  8.9 Jury Trial Waiver. BORROWER, SERVICING AGENT, AND LENDER HEREBY KNOWINGLY, VOLUNTARILY, AND INTENTIONALLY WAIVE ANY RIGHT THEY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION ARISING OUT OF, UNDER, OR IN CONNECTION WITH THIS SERVICING AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREIN OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN), OR ACTIONS OF ANY PARTY. BORROWER, SERVICING AGENT, AND LENDER FURTHER WAIVE ANY RIGHT THEY MAY HAVE TO SEEK TO CONSOLIDATE ANY SUCH LITIGATION IN WHICH A JURY TRIAL HAS BEEN WAIVED WITH ANY OTHER LITIGATION IN WHICH A JURY TRIAL CANNOT OR HAS NOT BEEN WAIVED. FURTHER, BORROWER AND SERVICING AGENT HEREBY CERTIFY THAT NO REPRESENTATIVE OR AGENT OF LENDER, INCLUDING LENDER'S COUNSEL, HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT LENDER WOULD NOT, IN THE EVENT OF SUCH LITIGATION, SEEK TO ENFORCE THIS WAIVER OF RIGHT TO JURY TRIAL PROVISION. BORROWER ACKNOWLEDGES THAT THE PROVISIONS OF THIS SECTION ARE A MATERIAL INDUCEMENT TO LENDER'S ACCEPTANCE OF THIS SERVICING AGREEMENT AND THE OTHER LOAN DOCUMENTS.

                                            Servicing Agent's Initials:  _____

                  8.10 Cooperation; Other Actions. To the extent reasonably practicable, the parties hereto shall cooperate with and assist each other in carrying out their respective obligations hereunder and, in connection therewith, shall execute and deliver such documents and instruments and shall take such action as may be necessary or appropriate in furtherance thereof.

         IN WITNESS WHEREOF, each of the parties hereto has caused this Servicing Agreement to be duly executed on its behalf by persons thereunto duly authorized as of the day and year first written above.

Witnesses:                       BORROWER:

                                 EASTERN RESORTS COMPANY, LLC,
                                 a Rhode Island limited liability company

                                 By: Eastern Resorts Corporation, a Delaware corporation, its Managing Member

                                      By:
----------------------                     ----------------------------------

                                      Its:
----------------------                     --------------------------------
    Printed Name

                                 SERVICING AGENT:

                                 WYNWOOD AGENCY, INC., a Washington
                                 corporation

                                      By:
----------------------                     ----------------------------------

                                      Its:
----------------------                     --------------------------------
    Printed Name

                                 LENDER:

                                 CREDIT SUISSE FIRST BOSTON
                                 MORTGAGE CAPITAL LLC, a Delaware
                                 limited liability company

                                      By:
----------------------                     ----------------------------------

                                      Its:
----------------------                     --------------------------------
    Printed Name

                                   EXHIBIT "A"

                                LOCKBOX AGREEMENT

                                   EXHIBIT "F"

            List of Units for Which No Unit Release Fee is Due Lender


                                      R-174

                                      R-176

                                      R-178

                                      R-180

                                      R-184

                                      R-186

                                      R-188

                                      R-194

                                      R-271

                                      R-273

                                      R-274

                                      R-275

                                      R-276


         All as described in that certain Declaration of Condominium of the Long Wharf Condominium, dated December 30, 1996, and recorded on December 30, 1996, in the Newport Land Evidence Records in Book 749, at Page 317, together with any amendments, supplements, or restatements thereof.

                                   EXHIBIT "G"

                           RECEIVABLES ADVANCE REQUEST


                                                         DATE:  August __, 1998

Credit Suisse First Boston Mortgage Capital LLC
11 Madison Avenue
New York City, New York  10010-3629
Attention:      Michael C. Szwajkowski/
                Courtney Miller (212-325-2897/
                212-325-8299 [fax])


                 RE: Receivables Component of Loan in the Original Principal Amount of $11,500,000, Pursuant to That Certain Loan and Security Agreement Dated August __, 1998, By and Among Credit Suisse Mortgage Capital LLC, Eastern Resorts Company, LLC, Equivest Finance, Inc., and Eastern Resorts Corporation (the "Loan Agreement")

Dear Mr. Szwajkowski:

         This letter shall constitute a Receivables Advance Request, as such term is defined in the Loan Agreement, for the Receivables Component Advance pursuant to Section 4.2(b) of the Loan Agreement. All terms used but not otherwise defined herein shall have the meanings ascribed to them in the Loan Agreement.

         Borrower hereby certifies as follows:

         1. The principal amount of the Advance requested is $_____________.

         2. The amount of the Borrowing Base as of the date hereof is $_________ as shown on the Borrowing Base Report, attached as Exhibit "A" hereto and hereby incorporated herein by this reference.

         3. All representations and warranties of Borrower contained in the Loan Agreement are true and correct as of the date hereof and, after giving effect to the making of the requested Advance, will be true and correct as of the date on which the Receivables Component Advance is to be made. Each such representation and warranty is hereby ratified and reaffirmed by Borrower in its entirety.

         4. No Default or Event of Default exists as of the date hereof and, after giving effect to the making of the Receivables Component Advance, no Default or Event of Default would exist as of the date on which the Receivables Component Advance is to be made.

         5. Borrower has no defenses to or set-offs against the payment of any amounts owed Lender and the complete satisfaction of all of Borrower's other Obligations under the Loan Documents.

         6. The original Notes Receivable (endorsed to Lender in the manner prescribed in the Loan Agreement) and Purchase Agreements listed in Schedule "A" hereto have been delivered to Custodian, along with all other documents and instruments required by the Loan Agreement to be delivered to Custodian.

         7. Each Note Receivable listed on Schedule "A" hereto is an Eligible Note Receivable, pursuant to Section 1.28 of the Loan Agreement.

         8. Borrower has received no notice of any asserted or threatened defense, offset, counterclaim, discount, or allowance in respect of any Note Receivable or Purchase Agreement listed on Schedule "A" hereto.

         9. All other conditions precedent to the making of the Receivables Component Advance as set forth in Sections 3.5 and 4.2(b) of the Loan Agreement or the applicable terms and provisions of any other Loan Document have been fully satisfied.

         10. Attached hereto are the following:

                  a. Schedule "A," hereby incorporated herein by this reference, consisting of a true and complete list of all Notes Receivable and Purchase Agreements in respect of which the Receivables Component Advance is requested, which indicates the outstanding principal balance of each such Note Receivable as of the Cut-Off Date, each such Note Receivable's maturity date and interest rate, and such additional information as Lender may reasonably request with respect to each such Note Receivable and Purchase Agreement.

                  b. An aging report on the Notes Receivable and Purchase Agreements listed on Schedule "A" hereto.

                  c. A delinquency report showing which of the Notes Receivable and Purchase Agreements listed on Schedule "A" hereto are contractually past due and the duration of each such delinquency.

                  d. An original Pledge and Assignment of Notes Receivable and Purchase Agreements in the form of Exhibit "B" to the Loan Agreement, duly executed by an authorized representative of Borrower and appropriate for recordation in the Newport Land Evidence Records, assigning to Lender all of Borrower's right, title, and interest in and to each Note Receivable referenced in Schedules "A" thereto and hereto, together with all corresponding Purchase Agreements and all accounts, chattel paper, and general intangibles related thereto and the cash and non-cash proceeds thereof.

                  e. Original executed UCC-1 financing statements corresponding to the Pledge and Assignment of Notes Receivable and Purchase Agreements referenced in paragraph e. above appropriate for recordation in the Newport Land Evidence Records and filing with the Rhode Island Secretary of State.

                  f. Such additional items as Lender has reasonably required.


         Borrower hereby certifies that the statements contained herein and the attachments hereto are true, accurate, and complete in all respects. Borrower acknowledges that Lender, in making the Receivables Component Advance, is relying thereupon and that an Event of Default shall have occurred in the event that any such statement, attachment, or Borrower's certifications with respect thereto is false, misleading, or incorrect in any material respect as of the date hereof.

                           Very truly yours,

                           EASTERN RESORTS COMPANY, LLC,
                           a Rhode Island limited liability company

                           By:      EASTERN RESORTS
                                    CORPORATION,
                                    a Delaware corporation, its
                                    Managing Member

                                    By:
                                        --------------------------------

                                    Its:
                                        --------------------------------

                                   EXHIBIT "A"

                              Borrowing Base Report

                                  SCHEDULE "A"

                    Notes Receivable and Purchase Agreements

                                   EXHIBIT "H"

                        Description of Pending Litigation

                               Richard C. Winkler
                                 Attorney at Law

                      (401)845-0119 Telefax: (401)846-3888

Member:
Rhode Island Bar                                      115 Long Wharf
Massachusetts Bar                                     P.O. Box 2000
                                                      Newport, RI 02840



                                 August 24, 1998



Credit Suisse First Boston Mortgage Capital, LLC
11 Madison Avenue
New York, NY  10010



Gentlemen:

         Per the request of R. Perry Harris, President of Eastern Resorts Corporation (ERCorp.), Managing Member of Eastern Resorts Company, LLC (ERC), I have been asked to furnish information relative to all pending and threatened litigation, claims and assessments to matters affecting ERC and/or ERCorp. and/or property in which they have an interest. These are matter for which, to the best of my knowledge, I have been engaged to devote substantive attention in the form of legal consultation or representation.

         I hereby advise you of the following matters:


1.       47 West 14th Street Corp. vs. Aetna Casualty & Surety Company et al.
         (Providence Superior Court C.A. No. 92-     )

         This is an action by a Unit Owner of the Newport Onshore Condominium against Aetna, Inn Group Associates (predecessor in title to ERC), the developer of the Newport Onshore Condominium and various Condominium associations that are part of the Newport Onshore Condominium. The complaint alleges that the Defendants breached their various contractual and fiduciary duties in failing to properly insure Plaintiff's Condominium Units in accordance with applicable Condominium documentation and, as a result thereof, Plaintiff incurred extreme financial losses as a result of a major fire to his Condominium Units. The position of the Defendants is that the Plaintiff insisted on securing his own insurance for his Units through Nationwide Insurance and Nationwide paid him in full for all expenses and losses incurred by him as a result of the fire. This matter has been turned over to both Aetna and the Association insurance company (Chubb) to answer the claim and defend all parties to this action. Chubb notified IGA that it has reserved its rights against the Board of Directors of the Newport Onshore Condominium Association in accordance with the provisions of applicable insurance policies, as a result of the deposition of the Plaintiff and his contention that Aetna failed to insure his unit in accordance with applicable law.

2.       360 Thames Street Condominium et al vs the
         Landing Development Company et al
         (Superior Court, Newport County) C.A. #NC-930375

         This is an action by representatives of the 360 Thames Street Condominium against the developer of the Landing Condominium and the Landing Condominium Association (LCA). The LCA is an association of unit owners including the unit known as Inn on the Harbor. The suit alleges that the Association has an easement of 22 parking spaces within the Plaintiff's condominium and has failed to pay its fair share of expenses and taxes related to the parking spaces.

         Prior to the construction of the Inn on the Harbor, the easement on the 360 Thames Street property provided that the LCA would be responsible for a proportionate share of insurance and maintenance expenses and tax assessments relating thereto. Prior to the 360 Thames Street property being declared a condominium, the easement was modified to require the LCA to pay its proportionate share of insurance and maintenance expenses and its proportionate share of tax assessments, "if any". The words "if any" were clearly added and clearly intended to signify the possibility that there might not be any tax assessments to the easement. Under Rhode Island law, Common Areas and Limited Common Areas do not qualify as assessable real property. Coincidentally, the 360 Thames Street Condominium Declaration identifies the area of the easement as limited common area and further states that LCA will be responsible for the proportionately allocated share of expenses for insurance and maintenance. The word "taxes" is totally omitted as an expense obligation of the LCA under the Condominium Declaration.

         Prior to January 1, 1990, Inn Group Associates was the sole tenant of all units of the 360 Thames Street Condominium and paid all expenses, including taxes relating thereto. This fact narrows the scope of potential tax obligations owed by the LCA. The LCA has paid numerous expenses relating to their easement over the last five years and made a good faith payment of $3,000 toward the resolution of this matter. If a trier of fact determines that the LCA has tax obligations with respect to the 360 Thames Street Condominium, since there are no taxes directly assessed to the eased ares, it will be difficult to determine its pro-rata allocable portion of assessments to all units. In the event that a reasonable allocation is made by a judge, as offset by payments previously made, only 78.52%
thereof will be allocable to the Inn on the Harbor Inn Owners' Association. The LCA previously tendered a settlement offer to the 360 Thames Street Condominium Association of an annual payment of $3,000. This offer was rejected. This matter continues to be aggressively defended by the LCA.

-- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- --
-- -- -- -- --

         This response is limited by and in accordance with the ABA Statement of Policy regarding Lawyers' Responses to Auditors Requests for Information (December, 1975); without limiting the generality of the foregoing, the limitations set forth in such Statement on the scope and use of this response (paragraphs 2 and 7) are specifically incorporated herein by reference, and any description herein of any "loss contingencies" is qualified in its entirety by paragraph 5 of the Statement and the accompanying Commentary (which is an integral part of the Statement). Consistent with the last sentence of paragraph 6 of the ABA Statement of Policy and pursuant to IGA's request, this will confirm as correct IGA's understanding that whenever, in the course of performing legal services for IGA, with respect to a matter recognized to involve an unasserted possible claim or assessment that may call for financial statement disclosure, I have formed a professional conclusion that IGA must disclose or consider disclosure concerning such possible claim or assessment. I will, as a matter of professional responsibility to IGA, so advise IGA and will consult with IGA concerning the question of such disclosure and the applicable requirements of Statement of Financial Accounting Standards No. 5.

         This opinion does not include any reference to slip and falls and similar type claims which are covered by insurance and presently being settled or otherwise defended by applicable carriers. To the best of my knowledge, there are no claims for which coverages in effect are insufficient to cover the potential dollars claimed to be owed and in controversy.

                                                     Very truly yours,


                                                     Richard G. Winkler
                                                     Attorney at Law

RGW:bjr

The following is a list of all pending litigation:

1. United States Bankruptcy Court, District of Nevada: In re: Mary Frances Reynolds a/k/a Debbie Reynolds, Case No.: BK-S-97-25092-RCJ. Bankruptcy of guarantor.

2. United States Bankruptcy Court, District of Nevada: In re: Debbie Reynolds Hotel & Casino, Inc., a Nevada Corporation, Case No.:
         BK-S-97-25089-RCJ; In re: Debbie Reynolds Hotel & Casino, Inc., a Nevada Corporation, Case No.: BK-S-97-25090-RCJ; In re: Debbie Reynolds Resorts, Inc., Case No.: BK-S-97-25091-RCJ. Bankruptcy of borrower.

3. State of South Carolina, Common Pleas Court of the Fourteenth Judicial Circuit, County of Beaufort: Bennett Funding International, Ltd., n/k/a Resort Funding, Inc. v. Atlantic Savings Bank, FSB, RIBI, Inc., et al., Civil Action No.: 97-CP-07-556. Foreclosure action against borrower; actions on guarantees. Borrower counterclaimed alleging, inter alia, breach of contract, breach of implied covenants of good faith and fair dealing, and unfair trade practices. Status: discovery. Demand: acceleration of note (approximately $3.6 million) and foreclosure. Counterclaim demand: unspecified compensatory and punitive damages.

4.       State of Florida, Circuit Court, Seventeenth Judicial Circuit, Broward
         County: Joseph Mooney v. Equivest Finance Inc., et al., Case No.: CACE 96-952 18. Breach of contract action for which plaintiff, a former employee of the company, seeks specific performance and contract damages. Equivest counterclaimed, alleging wrongful retention of property, interference with business and breach of contract. Status: discovery. Demand: "in excess of $1,000,000." Counterclaim demand: unspecified damages, treble damages.

5.       State of Florida, Circuit Court, Seventeenth Judicial Circuit, Broward
         County: Equivest Finance Inc. v. AA All Florida Insurers, Inc., Case
         No.: CACE 96-6229-08. Breach of contract action for failure to return unused insurance premiums and unearned commissions. Defendant counterclaimed alleging, inter alia, breach of contract and fraud.
         Status: discovery. Demand: unspecified. Counterclaim demand:
         unspecified.

6. State of Florida, Division of Administrative Hearings: Department of Banking and Finance v. Equivest Finance, Inc., Case No.: 96-5604. State of Florida seeks recovery of unreimbursed insurance premiums (relating to the business formerly conducted by the company) under the state's escheatment and abandoned property laws. Status: awaiting appointment of hearing officer for informal hearing. Demand: approximately $324,000.

7. State of Georgia, Superior Court, County of Putnam: Tallulah River Co. and Lak Oconee Resort Enterprises, Inc. v. Resort Funding, Inc. and E.T. Bennett, Case No.: 96-CV-177- 6. Breach of contract and conversion action and seeks compensatory and punitive damages. Claims relate to "old" Resort Funding, Inc. Status: dormant. Plaintiff has taken no action. Resort Funding, Inc. has not filed a response so as to be subject to jurisdiction. Demand: unspecified compensatory and punitive damages.

8. United States Bankruptcy Court, Northern District of New York: Bennett Funding Group, Inc. v. Generali U.S. Branch, et al., Case No. 96-61376, Adv. Proc. No.: 96- 70195A. Third-party complaint filed by Generali against Resort Funding, Inc., seeking declaration as to Generali's obligations under insurance policies which name Resort Funding, Inc. as loss payee. Status: answer filed. Awaiting outcome of BFG/Generali settlement discussions.

9.       State of Florida, Circuit Court, Eleventh Judicial Court, Dade County:
         Linda Klompus as Trustee for the Bright Family Trust and the Bennett Family Trust, Albert J. Carpel, as Trustee for the Albert J. Carpel Revocable Trust, Daniel Ungar and Evelyn Ungar as Co- Trustees of the Evelyn Ungar Trust, Daniel Ungar, Evelyn Ungar, Albert Fader, Carol Fader, Herbert Miller, Jack Bellock as Trustee Under Agreement dated August 24, 1984, Florence Bellock as Trustee under Agreement dated August 24, 1984, and Jack Bellock as General Partner of Alf Realty Associates of Teaneck, New Jersey v. First Miami Securities, Inc., Bennett Funding International, now doing business as Equivest Finance Inc., et al., Case No.: 96-10615 CA 20. Suit by former Bennett investors claiming fraud, violations of Florida's securities and investor protection Act, and breach of fiduciary duty. Demand: unspecified monetary damages.


Class Actions:
State of New York, Supreme Court, County of New York

1.       In Re: Bennett Companies Investors Litigation; Consolidated Index No.:
         601927/96: Case No.: 11320. Action stayed pending outcome of Federal Court Class Action which does not name Resort Funding, Inc. Consolidated Complaint asserts claims for the following: (1) common law fraud and negligent misrepresentations; (2) violations of Section 12(a)(1), 12(a)(2) and 15 of the Securities Act; (3) violations of General Business Corporation Section 349; (4) dissemination of materially false and/or deceptive documents and statements; (5) knowingly, recklessly, or negligently engaging in wrongful behavior alleged in complaint; and (b) breach of fiduciary responsibility.
         Status: actions stayed pending outcome of Federal Court class action, which does not name Resort Funding, Inc.

         a. Josephine C. Thornton, Edwin Collins, Judith Jacobson and Daryl Hagler on behalf of themselves and all other similarly situated v. Bennett Finance, Inc.; Bennett Funding Corporation; Resort Funding, Inc.; Bennett Funding International, Ltd.; The Processing Center, Inc.; Bennett Insurance Company; Bennett Travel Management Group; Aloha Capital; Jameson DeWitt & Associates, Inc.; Equivest Finance, Inc.; Aegis Consumer Funding Group, Inc.; Edmund T. Bennett; Kathleen M. Bennett; Patrick R. Bennett; Michael A. Bennett; William R. Crowley; Kevin J.

                  Kuppel; Kenneth P. Kasarjian; The Kenton Group Inc. f/k/a Kenton Portfolio Management, Inc.; Beckett Reserve Fund L.L.C.; Scriptex, Inc.; Mahoney Cohen & Company, P.C.; Halpert & Co.; American Eagle Investments, Inc.; Stoever Glass Co.; Crawford & Associates; First Miami Securities, Inc.; Weiner Abrams & Co.; and John Does 1 through 100; 96-602297

         b. Marilyn Morritt; Eva Rokacz and Sylvia Pinkel, on behalf of themselves and all other similarly situated v. Bennett Finance Inc.; Resort Funding, Inc.; Bennett Funding International, Ltd.; The Processing Center, Inc.; Bennett Insurance Company; Aloha Capital; Edmund T. Bennett; Kathleen M. Bennett; Patrick
                  R. Bennett, Michael A. Bennett; William P. Crowley; Kevin J. Kuppel; Mahoney Cohen & Company PC; Halpert & Co.; American Eagle Investments Inc.; Stoever Glass Co.; Crawford Associates; and John Doe 1 through 100; 96-601927

         c. Ray Walker; Joyce Walker; Dorothy Walker; Linda Kyriakos; Sandord L. Mendelson; DDS Pension Plan; John M. Malley; David Rapp; Sylvia Rapp; and Janis Oolie Feldman, on behalf of themselves and all others similarly situated v. Bennett Finance Inc.; Resort Funding Inc.; Bennett Funding International, Ltd.; Bennett Insurance Company; Edmund T. Bennett; Kathleen M. Bennett; Patrick R. Bennett; Michael A. Bennett; William P. Crowley; Kevin J. Kuppel; The Equitable Companies Incorporated; Creative Bennett Consultants; Estate of George W. Grim; Halpert & Co.; Dollar Capital Corp.; Mahoney Cohen & Company, P.C. and John Does 1 through 100; 96-602779

                                   EXHIBIT "I"

                         Form of Section 6.1(g) Reports

                                   EXHIBIT "I"

                              BORROWING BASE REPORT

                            As of __________ __, 1998



Aggregate Outstanding Principal Balance of All
         Eligible Notes Receivable As of the Above Date:       $_______________




BORROWING BASE CALCULATION:
         90% of Aggregate Outstanding Principal
         Balance of All Such Eligible Notes Receivable:        $_______________




Submitted by:                    EASTERN RESORTS COMPANY, LLC,
                                 a Rhode Island limited liability company

                                 By:      Eastern Resorts Corporation, a
                                          Delaware corporation, its Managing
                                          Member

                                          By:
                                              --------------------------------

                                          Its:
                                              --------------------------------